EXECUTION VERSION EQUITY PURCHASE AND CONTRIBUTION AGREEMENT by and between GOLAR LNG PARTNERS LP HYGO ENERGY TRANSITION LTD. AP NEPTUNE HOLDINGS LTD. and FLOATING INFRASTRUCTURE HOLDINGS LLC and solely for purposes of Sections 2.01(b)(iii), 2.01(c)(i), 5.17, 5.19 and 5.20 FLOATING INFRASTRUCTURE INTERMEDIATE LLC and FLOATING INFRASTRUCTURE HOLDINGS FINANCE LLC and solely for purposes of Sections 5.19 and 5.20 NEW FORTRESS ENERGY INC. Dated as of July 2, 2022 US 8739371

1 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS; INTERPRETATION .......................................................................6 Section 1.01 Definitions..........................................................................................................6 Section 1.02 Interpretation ....................................................................................................26 ARTICLE II THE SALE AND PURCHASE AND CONTRIBUTION .....................................27 Section 2.01 Transactions .....................................................................................................27 Section 2.02 Total Consideration ..........................................................................................29 Section 2.03 Closing .............................................................................................................33 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS .............................38 Section 3.01 Organization; Standing ....................................................................................38 Section 3.02 Title to Interests ...............................................................................................40 Section 3.03 Capitalization ...................................................................................................40 Section 3.04 Authority; Noncontravention ...........................................................................43 Section 3.05 Governmental Approvals .................................................................................45 Section 3.06 Financial Statements; Undisclosed Liabilities .................................................45 Section 3.07 Absence of Certain Changes ............................................................................46 Section 3.08 Legal Proceedings ............................................................................................46 Section 3.09 Compliance with Laws; Permits ......................................................................47 Section 3.10 Tax Matters ......................................................................................................48 Section 3.11 Employee Benefits ...........................................................................................51 Section 3.12 Labor Matters ...................................................................................................52 Section 3.13 Intellectual Property .........................................................................................52 Section 3.14 Title to Properties; Sufficiency of Assets ........................................................54 Section 3.15 Vessels .............................................................................................................54 Section 3.16 Environmental Matters.....................................................................................55 Section 3.17 Company Group Material Contracts. ...............................................................56 Section 3.18 Joint Venture Agreements................................................................................59 Section 3.19 Insurance Policies ............................................................................................59 Section 3.20 Sanctions and Export Controls.........................................................................60 Section 3.21 Anti-Corruption................................................................................................61 Section 3.22 Brokers and Other Advisors.............................................................................61 Section 3.23 Bank Accounts .................................................................................................62 Section 3.24 Bonds, Letters of Credit and Guarantees .........................................................62 Section 3.25 No Other Representations or Warranties .........................................................62 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER ......................62 Section 4.01 Organization; Standing ....................................................................................63 Section 4.02 Capitalization ...................................................................................................63 Section 4.03 Authority; Noncontravention ...........................................................................64 Section 4.04 Governmental Approvals .................................................................................65 Section 4.05 Financing..........................................................................................................65 Section 4.06 Solvency ...........................................................................................................66 Section 4.07 Acquisition of Interests for Investment............................................................67

2 Section 4.08 Litigation ..........................................................................................................67 Section 4.09 Purchaser Guarantee ........................................................................................67 Section 4.10 Brokers and Other Advisors.............................................................................67 Section 4.11 Status Under Sanctions ....................................................................................68 Section 4.12 No Other Representations or Warranties .........................................................68 ARTICLE V ADDITIONAL COVENANTS AND AGREEMENTS .........................................68 Section 5.01 Conduct of Business ........................................................................................68 Section 5.02 Reasonable Best Efforts ...................................................................................72 Section 5.03 Transfer Taxes .................................................................................................73 Section 5.04 Public Announcements; Other Communications .............................................73 Section 5.05 Access to Information; Confidentiality ............................................................73 Section 5.06 Indemnification and Insurance .........................................................................74 Section 5.07 Financing..........................................................................................................76 Section 5.08 Debt Financing Cooperation ............................................................................77 Section 5.09 Affiliate Agreements ........................................................................................82 Section 5.10 Specified Pre-Closing Actions .........................................................................82 Section 5.11 Exclusive Dealing ............................................................................................82 Section 5.12 Documents and Information ............................................................................82 Section 5.13 Contact with Customers, Vendors and Other Business Relations ...................82 Section 5.14 Casualty Loss ...................................................................................................83 Section 5.15 Consents and Waivers ......................................................................................84 Section 5.16 Retained Insurance ...........................................................................................85 Section 5.17 Absence of Changes .........................................................................................85 Section 5.18 Closing Cash Balance ......................................................................................85 Section 5.19 Guarantee Transfer...........................................................................................85 Section 5.20 Nusantara Regas Satu Charter and Option .......................................................86 ARTICLE VI CONDITIONS PRECEDENT ..............................................................................86 Section 6.01 Conditions to Each Party’s Obligation to Effect the Closing ..........................86 Section 6.02 Conditions to Obligations of Purchaser Group ................................................86 Section 6.03 Conditions to Obligations of Sellers ................................................................88 Section 6.04 Frustration of Closing Conditions ....................................................................89 ARTICLE VII TERMINATION..................................................................................................89 Section 7.01 Termination ......................................................................................................90 Section 7.02 Effect of Termination .......................................................................................91 Section 7.03 Termination Fee ...............................................................................................91 ARTICLE VIII INDEMNIFICATION ........................................................................................92 Section 8.01 Survival Periods ...............................................................................................92 Section 8.02 Indemnification by Sellers ...............................................................................93 Section 8.03 Indemnification by Purchaser ..........................................................................94 Section 8.04 Claims Procedures ...........................................................................................94 Section 8.05 Limitations on Indemnification ........................................................................96 Section 8.06 Exclusive Remedies .........................................................................................98 Section 8.07 Manner of Payment ..........................................................................................98 Section 8.08 Tax Treatment of Payment...............................................................................98 Section 8.09 Materiality ........................................................................................................99

3 ARTICLE IX TAX MATTERS ...................................................................................................99 Section 9.01 Cooperation on Tax Matters ............................................................................99 Section 9.02 Section 338(g) Elections ..................................................................................99 Section 9.03 U.S. Entity Classification Election ................................................................100 Section 9.04 Straddle Period ...............................................................................................100 Section 9.05 Pre-Closing Tax Returns ................................................................................100 Section 9.06 Straddle Tax Return .......................................................................................101 Section 9.07 Tax Contests...................................................................................................101 Section 9.08 Tax Indemnification .......................................................................................102 Section 9.09 Tax Refunds ...................................................................................................102 Section 9.10 Limitation on Purchaser Post-Closing Actions ..............................................102 Section 9.11 Allocation .......................................................................................................103 Section 9.12 Intended Tax Treatment .................................................................................103 ARTICLE X MISCELLANEOUS .............................................................................................104 Section 10.01 Amendment or Supplement ...........................................................................104 Section 10.02 Extension of Time, Waiver, Etc .....................................................................104 Section 10.03 Assignment ....................................................................................................104 Section 10.04 Counterparts ...................................................................................................104 Section 10.05 Entire Agreement; Third-Party Beneficiaries ................................................104 Section 10.06 Governing Law; Jurisdiction..........................................................................105 Section 10.07 Specific Enforcement .....................................................................................106 Section 10.08 WAIVER OF JURY TRIAL ..........................................................................107 Section 10.09 Remedies ........................................................................................................107 Section 10.10 Notices ...........................................................................................................107 Section 10.11 Severability ....................................................................................................108 Section 10.12 Fees and Expenses .........................................................................................109 Section 10.13 Non-Recourse Against Debt Financing Sources; Waiver of Certain Claims 109 Section 10.14 Release ...........................................................................................................109 Section 10.15 Waiver of Conflicts and Privileged Information ...........................................110 Section 10.16 Affiliate Liability ...........................................................................................111 Section 10.17 Further Assurances.........................................................................................111 Section 10.18 Default............................................................................................................111 Exhibits Exhibit A-1 through A-11 Forms of Post-Closing Time Charter Agreements, Form of FSRU Charter and Form of OSA Exhibit B-1 through B-9 Form of Charterer Guarantees Exhibit C Form of Transition Services Agreement Exhibit D Form of Operating Agreement Exhibit E NFE EPCA Guarantee Exhibit F Tax Side Letter Exhibit G Transition Agreement Exhibit H Illustration of Transactions Exhibit I Cool Pool Side Letter

4 Schedules Schedule A Excluded Entities

5 EQUITY PURCHASE AND CONTRIBUTION AGREEMENT This Equity Purchase and Contribution Agreement (this “Agreement”), dated as of July 2, 2022 (the “Execution Date”), is entered into by and between Golar LNG Partners LP, a Marshall Islands limited partnership (“GMLP”), Hygo Energy Transition Ltd., a Bermuda Exempted Company Limited By Shares (“Hygo”, and each of GMLP and Hygo, a “Seller”, and collectively, the “Sellers”), AP Neptune Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Purchaser”), and Floating Infrastructure Holdings LLC, a Marshall Islands limited liability company (“Company”), and solely for purposes of Sections 2.01(b)(iii), 2.01(c)(i), 5.17, 5.19 and Section 5.20, Floating Infrastructure Intermediate LLC, a Marshall Islands limited liability company (“Holdco Pledgor”) and Floating Infrastructure Holdings Finance LLC, a Marshall Islands limited liability company (“Borrower”), and solely for purposes of Section 5.19 and Section 5.20, New Fortress Energy Inc., a Delaware corporation (“NFE”). Certain capitalized terms used in this Agreement are defined in Section 1.01. WHEREAS, GMLP owns, of record and beneficially, all of the issued and outstanding Equity Securities of Golar Operating (the “Golar Operating Interests”); WHEREAS, as of immediately prior to the Closing, Golar Winter Parent will own, of record and beneficially, all of the issued and outstanding Equity Securities of Golar Winter (the “Contributed Interests”); WHEREAS, Hygo owns (i) of record and beneficially, all of the issued and outstanding Equity Securities of each member of the Hygo Vessel Group other than Golar Hull M2023 Corp. (as defined below) and NFE Nanook UK Limited (as defined below) (the “Hygo Vessel Group Interests”), (ii) beneficially, all of the issued and outstanding Equity Securities of NFE Power Latam (the “NFE Power Latam Interests”), and (iii) beneficially, all of the issued and outstanding Equity Securities of NFE Nanook UK Limited (the “Nanook Interests”, and together with the Hygo Vessel Group Interests and the NFE Power Latam Interests, the “Hygo Group Interests”); WHEREAS, each Seller desires to sell and transfer to Purchaser (and desires to cause its applicable Seller Parties to sell and transfer to Purchaser), and Purchaser desires to purchase and acquire from the Seller Parties, all of the Purchased Interests for the consideration set forth below, on and subject to the terms and conditions set forth in this Agreement; WHEREAS, after giving effect to its purchase and acquisition of the Purchased Interests, Purchaser desires to contribute to Company, and Company desires to accept and acquire from Purchaser, all of the Purchased Interests; WHEREAS, GMLP desires to cause Golar Winter Parent to contribute to Company, and Company desires to accept and acquire from Golar Winter Parent, all of the Contributed Interests for the consideration set forth below, on and subject to the terms and conditions set forth in this Agreement; WHEREAS, concurrently with the execution of this Agreement, and as a condition and material inducement to Sellers’ willingness to enter into this Agreement, certain direct or indirect holders of Equity Securities in the Purchaser (collectively, the “Guarantors”) have duly executed

6 and delivered to Sellers a limited guarantee, dated as of the Execution Date (the “Purchaser Guarantee”); and WHEREAS, concurrently with the execution of this Agreement, Golar LNG Limited, a Bermuda exempt company, Golar LNG Energy Limited, a Bermuda exempt company, Golar Management Ltd, an England and Wales company, Borrower, and certain members of the Company Group executed and delivered the Transition Agreement, a copy of which is attached hereto as Exhibit G. NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows: ARTICLE I DEFINITIONS; INTERPRETATION Section 1.01 Definitions. (a) As used in this Agreement, the following terms have the meanings ascribed thereto below: “Accounting Principles” means the accounting principles, practices, procedures, methodologies and policies set forth on Section 1.01(AP) of the Sellers Disclosure Schedule. “Acquired Entities” means the Company Group and each Joint Venture Entity, including PT Golar Indonesia. “Acquired Properties” means all the properties directly or indirectly held by the Acquired Entities that are directly or indirectly acquired by Purchaser in part or in whole. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Each Company Group Member shall be considered an Affiliate of Sellers prior to Closing and an Affiliate of Company from and after Closing. “Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, (c) anti-bribery legislation promulgated by the European Union and implemented by its member states, (d) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and (e) similar Laws issued by a Governmental Authority and applicable to the Company Group from time to time. “Attorney-Client Communication” means any communication occurring on or prior to the Closing between Akin Gump, on the one hand, and Sellers or any of their Affiliates, on the other hand, that in any way relates to the transactions contemplated by or leading to this Agreement (including the negotiation, preparation, execution and delivery of this Agreement, the ancillary

7 documents and related agreements, and the consummation of the transactions contemplated hereby or thereby), including any representation, warranty or covenant of any party under this Agreement, the ancillary documents, or any related agreement or the matters upon which a representation or warranty is made. “Balance Sheet Date” means March 31, 2022. “Base Purchase Price” means $1,600,000,200. “Bond Indentures” means each of (i) that certain Indenture, dated September 2, 2020, by and among NFE, the subsidiary guarantors from time to time party thereto, and U.S. Bank National Association, as trustee and as notes collateral agent, and (ii) that certain Indenture, dated April 12, 2021, by and among NFE, the subsidiary guarantors from time to time party thereto, and U.S. Bank National Association, as trustee and as notes collateral agent. “Business” means the owning, operating and chartering of the Vessels by the Acquired Entities. “Business Day” means a day except a Saturday, a Sunday or other day on which the banks in the City of New York, New York are authorized or required by Law to be closed. “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act. “Cash and Cash Equivalents” means, at any time of determination and with respect to any Person, the amount, calculated in accordance with the Accounting Principles, of such Person’s (a) money, currency or a credit balance in a deposit account at a financial institution and (b) to the extent convertible to cash within three months, the following cash equivalents: (i) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof, in each case, maturing within one year from the date of acquisition, (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition, (iii) commercial paper issued by any bank or any bank holding company owning any bank maturing no more than one year from the date of its creation and (iv) certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition issued by any commercial bank with a credit rating of A or higher, in each case, without giving effect to the transactions taken into account by the other determinants of Total Adjusted Consideration; provided that “Cash and Cash Equivalents” (x) shall be calculated net of outbound wires in transit and checks issued by such Person but not yet cleared, in each case, as of the time of determination and (y) shall include inbound wires in transit and checks deposited by such Person but not yet cleared as of the time of determination. “Cash and Cash Equivalents Adjustment Amount” means an amount calculated as of the Effective Time and which amount may be positive or negative, equal to the aggregate Cash and Cash Equivalents of the Acquired Entities (net to Sellers’ direct or indirect ownership interest of distribution or profits in each Acquired Entity); provided that the Cash and Cash Equivalents Adjustment Amount shall not include any Excluded Current Assets or any amounts included in Net Working Capital.

8 “Casualty Event” means (a) an act of God, fire, explosion, accident, act of the public enemy or other similar catastrophic event or occurrence or (b) an expropriation or taking of a Vessel in condemnation or under right of eminent domain, in each case, that occurs and results in a loss, damage or reduction in value of a Vessel (including any equipment belonging to the Vessel on board or on shore) during the Pre-Closing Period, but excluding any loss, damage or reduction in value as a result of wear and tear from operating in the Ordinary Course. “Casualty Loss” means the aggregate Losses (including any lost profits constituting direct damages but excluding the actual or potential availability of insurance covering such Losses) suffered by a Vessel, including its Vessel Entities, resulting from a Casualty Event or series of Casualty Events. “Casualty Proceeds” means, with respect to any Casualty Event, (i) all property casualty insurance proceeds, (ii) all indemnification and condemnation proceeds, (iii) all proceeds from claims against third parties with respect to the Casualty Event, and (iv) all of Sellers’ or Sellers’ Affiliate’s rights or claims with respect to any of the proceeds described in subclauses (i) through (iii), inclusive, above. “Casualty Threshold” means, with respect to each Vessel, a Casualty Loss equal to or exceeding fifty percent (50%) of the Allocated Value of such Vessel, including its Vessel Entities. “Closing Date Indebtedness” means the aggregate Indebtedness of the Acquired Entities (net to Sellers’ direct or indirect ownership interest of distributions or profits in each Acquired Entity) as of the Effective Time, which shall include all Specified Closing Date Indebtedness. For the avoidance of doubt, Closing Date Indebtedness shall not include Indebtedness recognized on the Acquired Entities’ consolidated balance sheet representing Indebtedness of the counterparties to the following Contracts: (a) Bareboat Charter Agreement, dated September 25, 2018, by and between Compass Shipping 23 Corporation Limited, as Owner, and Golar FSRU8 Corporation, as Charterer, (b) Bareboat Charter Agreement, dated March 3, 2020, by and between Noble Celsius Shipping Limited, as Owner, and Golar Hull M2026 Corp., as Charterer, and (c) Bareboat Charter Agreement, dated December 17, 2019, by and between Oriental Fleet LNG 02 Limited, as Owner, and Golar Hull M2023 Corp., as Charterer, and shall include the obligations of the Acquired Entities associated with each of (a), (b), and (c). “Closing Payment” means the Estimated Total Adjusted Consideration minus the Contributed Interests Value plus the Specified Amount. “Code” means the Internal Revenue Code of 1986. “Company Equity Value” means (i) the Estimated Total Adjusted Consideration plus (ii) the Debt Payoff Amount less (iii) the Debt Financing Net Proceeds. “Company Group” means the Golar Operating Group, the Contributed Group and the Hygo Group. “Company Group Member” means each Person included in the Company Group.

9 “Company Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) and each other employment or employee benefit plan, program, practice, policy, arrangement or agreement, including any compensation, equity or equity-based compensation, bonus, incentive compensation, management incentive scheme, employment, consulting, change in control, retention, retirement, pension, post-employment benefits, supplemental retirement, deferred compensation, profit-sharing, unemployment, severance, termination pay, health or medical benefits, employee assistance program, welfare, hospitalization, life, accidental death and dismemberment, long-term disability or short-term disability, sick-leave, fringe benefit or other similar compensation or employee benefit plan, program, practice, policy, arrangement or agreement, in each case, whether written or unwritten and whether or not subject to ERISA, for any current or former employee, director, officer or individual service provider of the Company Group, which is maintained, administered, sponsored, participated in, contributed to or required to be contributed to by the Company Group, or with respect to which the Company Group could reasonably be expected to have any liability; provided that in no event shall a Company Plan include any plan, program, arrangement or practice that is implemented, administered or operated by a Governmental Authority. “Competing Transaction” means, other than the transactions contemplated by this Agreement and other than Permitted Subcharters, any (a) sale, lease, exchange or other disposition of all or a material portion of the assets of the Company Group, on a consolidated basis, to a third party (other than to the equityholders of the Company Group or their respective Affiliates immediately prior to such transaction), (b) any merger, stock sale, liquidation, consolidation, recapitalization or other similar business combination involving or affecting the Company Group, taken as a whole or (c) the issuance or acquisition of Equity Securities in the Company Group to a third party (other than to the equityholders of the Company Group or their respective Affiliates immediately prior to such transaction). “Compliant” means, with respect to the Required Financing Information, that (a) such Required Financing Information does not contain any untrue statement of a material fact regarding the Acquired Entities or omit to state any material fact regarding the Acquired Entities necessary in order to make such Required Financing Information not misleading under the circumstances and (b) the financial statements and other financial information included in such Required Financing Information would not be deemed stale for purposes of syndicating the credit facilities contemplated by the Debt Financing Commitments (it being understood and agreed that “staleness” for this purpose shall be determined by reference to the time periods referenced in paragraph 2 of Exhibit C of the Debt Financing Commitments and shall apply to financial statements and financial information that comprises a portion of the Required Financing Information). “Consolidated Group” means any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under U.S. state or local or non-U.S. Law. “Contributed Group” means each of Golar Winter, Golar LNG Holding Co., a Marshall Islands corporation, Golar Freeze Holding Co., a Marshall Islands corporation, NFE Freeze UK

10 Ltd, a United Kingdom corporation, and Golar LNG 2215 Corporation, a Marshall Islands corporation. “Contributed Interests Value” means $404,999,800. “Controlled Group Liability” means any liabilities (whether actual or contingent) of Sellers or any of Sellers’ ERISA Affiliates (a) under Title IV of ERISA, (b) under Sections 206(g), 302 or 303 of ERISA, (c) under Sections 412, 430, 431, 436 or 4971 of the Code, (d) as a result of the failure to comply with the continuation of coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code and (e) under corresponding or similar provisions of any non-U.S. laws. “COVID-19” means the COVID-19 pandemic, including any evolutions or mutations of the COVID-19 disease and any further epidemics or pandemics arising therefrom. “COVID-19 Measures” means any impact of COVID-19, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19. “Credit Facility” means that certain Credit Agreement, dated as of April 15, 2021, by and among NFE, as the borrower, the guarantors from time to time party thereto, the several lenders and issuing banks from time to time party thereto, and Morgan Stanley Senior Funding, Inc,. as administrative agent and collateral agent. “Current Assets” means, at any time of determination and with respect to any Person, and calculated in accordance with the Accounting Principles, the total current assets of such Person; provided that “Current Assets” shall not include any Tax assets, Cash and Cash Equivalents, Excluded Current Assets or the value of any Spare Parts. “Current Liabilities” means, at any time of determination and with respect to any Person, and calculated in accordance with the Accounting Principles, the total current liabilities of such Person; provided that “Current Liabilities” shall not include any Tax liabilities, Indebtedness, assets or contra-liabilities in respect of Indebtedness (e.g., unamortized debt issuance costs), unfavorable contract liabilities or Transaction Expenses. “Debt Financing Sources” means the agents, arrangers, lenders and other entities party to the Debt Financing Commitments that have committed to provide or arrange the Debt Financing, and the parties to any joinder agreement, credit agreement, note purchase agreement or similar documentation entered into pursuant or relating to the Debt Financing Commitments (including any other definitive agreements executed in connection with the Debt Financing Commitments) and their respective affiliates, successors and assigns. “Default Rate” means the lesser of (a) a rate equal to two percent (2.0%) plus the prime rate of interest reported in The Wall Street Journal on the first Business Day prior to the due date of payment and thereafter on the first Business Day of each succeeding calendar month, and (b) the maximum rate permitted by applicable Law.

11 “Directly Transferred Entities” means Golar Operating, Golar Winter and the Directly Transferred Hygo Entities. “Directly Transferred Hygo Entities” means the Hygo Vessel Group (other than Golar Hull M2023 Corp.) and NFE Power Latam. “Emissions Regulations” means any regulations, legislations, treaties, standards, and/or Laws in respect of air emissions, controls and/or management applicable to the Golar Maria, Methane Princess or Golar Winter, including, without limitation, requirements of the International Maritime Organization such as Energy Efficiency Exiting Ship Index and Carbon Intensity Indicator. “Encumbrance” means any mortgage, deed of trust, lease, license, condition, covenant, restriction, hypothecation, option to purchase or lease or otherwise acquire any interest, right of first refusal or offer, conditional sales or other title retention agreement, adverse claim of ownership or use, easement, encroachment, right of way or other title defect, third-party right or encumbrance of any kind or nature. “Equity Securities” means, with respect to any Person: (a) capital stock, membership interests, partnership interests, other equity interests and any other similar interest of such Person, (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing and (c) any right (contingent or otherwise) to acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliates” means any Person that is (or at any relevant time was) a member of a “controlled group of corporations” or with or under “common control” with Sellers as defined in Section 414(b) or (c) of the Code or that is otherwise (or at any relevant time was) required to be treated, together with Sellers, or as the case may be, as a single employer under Sections 414(m) or (o) of the Code. “Ex-Im Laws” means all applicable Laws relating to export, re-export, transfer and import controls, including the U.S. Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection and the EU Dual Use Regulation. “Exchange Act” means Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder. “Excluded Current Assets” means, at any time of determination and with respect to any Person, (a) all Cash and Cash Equivalents held or retained for the benefit of, or pursuant to the requirement of, any other Person that as a result are not freely usable by and available to such Person, (b) any Cash and Cash Equivalents of such Person that are held or deposited as security deposits or escrow deposits or (c) all Cash and Cash Equivalents or other current assets of such Person (i) that constitute proceeds of insurance received by such Person or (ii) that are otherwise held by such Person, in each case, in respect of Liabilities that have not been discharged as of the applicable time of determination.

12 “Excluded Entities” means each of the entities listed in Schedule A. “Existing Charters” means each of the charters listed on Section 1.01(EC) of the Sellers Disclosure Schedule. “Financing Uses” means (a) the payment of the Seller Payments, (b) the payment of any and all fees and expenses required to be paid by Purchaser in connection with the Closing and the Financing, (c) the payment or any refinancing of any Specified Closing Date Indebtedness in full, including all fees and expenses related thereto and (d) the satisfaction all of the other payment obligations of Purchaser contemplated hereunder. “Fraud” means fraud as defined under the Laws of the State of New York (which, for the avoidance of doubt, does not include constructive fraud or other claims based on constructive knowledge, negligent misrepresentation, recklessness or similar theories) with respect to breaches of representations and warranties expressly set forth in Article III or Article IV of this Agreement. “GAAP” means generally accepted accounting principles in the United States, in effect from time to time. “Golar Igloo Charter” means that certain FSRU Charter, by and between Golar Hull M2301 Corporation (or one of its Affiliates), as Owner, and EemsEnergyTerminal B.V., as Charterer, that is consistent with the Heads of Agreement and Term Sheet, dated May 9, 2022, for a five year FSRU Charter by and between Golar Hull M2031 Corporation, as Owner, and EemsEnergyTerminal, as Charterer, in respect of the Golar Igloo. “Golar Maria Charter” means that certain Time Charter Party, dated October 18, 2019, by and between Golar LNG 2234 LLC, as Owners, and Cheniere Marketing International LLP, as Charterer, in respect of the Golar Maria. “Golar Nanook Charter” means that certain Bareboat Charter, dated March 23, 2018, by and between Golar Nanook UK Limited, as Owner, and Centrais Elétricas de Sergipe S.A, as Charterer, in respect of the Golar Nanook. “Golar Operating” means Golar Partners Operating LLC, a Marshall Islands limited liability company. “Golar Operating Group” means Golar Operating and each of its Subsidiaries as of the Execution Date other than the Contributed Group and the Excluded Entities. “Golar Winter” means Golar Winter Corporation, a Marshall Islands corporation (or any successor to Golar Winter Corp, including the entity referred to as “Golar Winter CorpDRE (Marshall Islands)” in Section 5.10 of the Sellers Disclosure Schedule). “Golar Winter Charter” means that certain Time Charter Party, dated September 4, 2007, by and between Golar Winter UK Limited, as Owner, and Petróleo Brasileiro S.A., as Charterer, in respect of the Golar Winter.

13 “Golar Winter Parent” means a newly formed Marshall Islands corporation that, as of immediately prior to the Closing, will be a wholly owned subsidiary of GMLP. “Governmental Authority” means any government, court, regulatory or administrative agency, arbitral body or self-regulated entity or authority, tribunal, bureau, commission or authority or other legislative, executive or judicial authority, department, court, board, agency or official, including any political subdivision thereof, whether federal, national, international, regional, provincial, state, tribal, local, foreign or multinational. “Governmental Official” means (a) any full- or part-time officer or employee of any Governmental Authority, whether elected or appointed, (b) any person acting in an official capacity or exercising a public function for or on behalf of any Governmental Authority or (c) any political parties, political party officials or candidates for political office. “Hazardous Materials” means (a) petroleum, petroleum products and by-products, asbestos and asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, toxic mold, radioactive substances, per- and polyfluoroalkyl substances (including PFAS, PFOA, PFOS, Gen X, and PFBS) and (b) any other chemical, material, substance or waste that is regulated by or for which liability or standards of conduct may be imposed pursuant to Environmental Laws. “Hygo Group” means the Hygo Vessel Group and NFE Power Latam. “Hygo Vessel Group” means each of Golar Hull M2026 Corp, a Marshall Islands corporation, Golar Power Penguin Corp., a Marshall Islands corporation, Golar Hull M2023 Corp., a Marshall Islands corporation (“Golar Hull M2023 Corp.”), Golar FSRU 8 Corporation, a Marshall Islands corporation, and NFE Nanook UK Limited, a United Kingdom corporation (“NFE Nanook UK Limited”). “IMO” means the International Maritime Organization. “Incremental Contributions” means the Incremental Purchaser Contributions (net of any distributions made to Purchaser pursuant to Section 2.01(c)(iii)) and the Incremental Golar Winter Parent Contributions. “Incremental Purchaser Contributions” means any cash or other property contributed by Purchaser or its Affiliates to the Company or its Subsidiaries at or prior to Closing (including any amounts funded to the Company at Closing to make payments owed pursuant to Section 5.06(a) of the Operating Agreement), excluding the Purchased Interests contributed to the Company pursuant to the Purchaser Contribution. “Indebtedness” means without duplication, as of a particular time and with respect to any Person, determined in accordance with the Accounting Principles, all payment obligations and other liabilities of such Person (including the (x) principal amount, (y) accrued or unpaid interest, and (z) termination, prepayment, breakage, make-whole or similar fees, premiums, penalties or other payments in the event of any prepayment (including voluntary prepayment), for the following: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or payment obligations issued or

14 incurred by such Person in substitution or exchange for payment obligations for borrowed money or indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property, assets, securities or services of such Person, including earn-outs, holdbacks, seller notes, or other similar obligations, and any post-closing true-up obligation with respect to the acquisition of any business, assets or Person, assuming the maximum amount earned thereunder); (c) any banker’s acceptances or letters of credit (to the extent drawn), surety or performance bonds, or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (or any reimbursement or other obligations, contingent or otherwise, with respect thereto); (d) obligations of such Person under a lease to the extent such obligations are required to be classified and accounted for as a capital or finance lease on the Financial Statements or a balance sheet of such Person under GAAP, as consistently applied (without giving effect to the adoption of Accounting Standards Codification Topic 842); (e) arising out of swaps, options, forward sales or purchase contracts, warrant, derivatives and other hedging, cap, collar or futures Contracts, financial instruments or arrangements; (f) any unpaid bonus, commission, severance or nonqualified deferred compensation obligations due to or owing at or prior to the Closing in respect of any current or former director, officer, employee, independent contractor or other individual service provider, together with the employer portion of any applicable FICA, state, local or foreign payroll Taxes or similar Taxes imposed on such Person in respect of any such payments described in this clause (f); (g) any obligations (including payroll Taxes) deferred pursuant to the CARES Act or other similar legislations, to the extent not included in the definition of Current Liabilities; (h) any deferred revenue obligations (including in respect of any matters recorded as deferred revenue in the Financial Statements); (i) any obligation secured by a Lien on any property of such Person (but in the case of a non-recourse obligation, only to the extent of the value of such property); (j) any sale-leaseback or similar arrangement to which such Person is a party; (k) all unpaid expenses of such Person incurred in connection with any add-on acquisitions, whether closed; (l) any declared but unpaid dividends and distributions or amounts owed by a Company Group Member to Sellers or their Affiliates (other than a Company Group Member); (m) any other indebtedness or obligation required to be reflected as indebtedness in a consolidated balance sheet prepared in accordance with GAAP, as consistently applied; (n) all accrued but unpaid Tax liabilities of each Acquired Entity for any Pre-Closing Tax Period, which shall not be an amount less than zero for any jurisdiction; (o) indebtedness of others (other than any wholly owned Subsidiary of such Person) as described in clauses (a) through (j) above guaranteed by such Person, and (p) any unpaid salary, bonus, commission, severance, nonqualified deferred compensation obligations or other compensation or benefits payable pursuant to any collective bargaining agreement (including such agreements executed following the Closing) in respect of any period prior to the Closing to any current or former director, officer, employee, independent contractor or other individual service provider, together with the employer portion of any applicable FICA, state, local or foreign payroll Taxes or similar Taxes imposed on such Person in respect of any such payments described in this clause (p) ; but Indebtedness does not include accounts payable to trade creditors or accrued expenses arising in the Ordinary Course consistent with past practice, in each case, that are not yet due and payable and are included as a Current Liability in the determination of Net Working Capital, or are being disputed in good faith. “Intellectual Property” means all right, title, and interest in and to intellectual or industrial property in any jurisdiction, whether registered or unregistered, including such rights in and to the following: (a) issued patents (including all reissues, divisions, continuations, continuations-in-part

15 and extensions thereof) and patent applications, (b) trademarks, trademark applications, service marks, service mark applications, trade names, business names and other indicia of origin, including any and all goodwill associated therewith, (c) copyrights, copyright applications and database rights, (d) Internet domain name registrations and (e) trade secrets, know-how and other information of a proprietary nature. “Interests” means the Purchased Interests and the Contributed Interests. “IT Systems” means (a) all computing and/or communications systems and equipment, including any internet, intranet, extranet, e-mail, or voice mail systems and the hardware associated with such systems, (b) all software, the tangible media on which it is recorded (in any form) and all supporting documentation, data and databases and (c) all peripheral equipment related to the foregoing, including printers, scanners, switches, routers, network equipment, and removable media. “Joint Venture Entities” means any joint venture, partnership or other similar arrangement or other entity in which a Company Group Member has an equity interest (other than another Company Group Member), including each of the entities set forth on Section 1.01(JV) of the Sellers Disclosure Schedule. Notwithstanding anything to the contrary in the Agreement, the Excluded Entities shall be deemed not to be Joint Venture Entities. “Knowledge” means, (a) with respect to Sellers, the actual knowledge of the individuals listed on Section 1.01(SK) of the Sellers Disclosure Schedule following reasonable inquiry and investigation by such individuals and (b) with respect to Purchaser, the actual knowledge of the individuals listed on Section 1.01(PK) of the Sellers Disclosure Schedule following reasonable inquiry and investigation by such individuals. “Liabilities” means any and all debts, liabilities and obligations, whether direct or indirect, accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable, whether or not resulting from Third-Party Claims. “Liens” means any pledges, liens, claims, options, charges, mortgages, Encumbrances or security interests of any kind or nature. “Losses” means all losses, charges, reasonable costs and expenses (including reasonable attorneys’ fees), claims, demands, causes of action, liabilities, settlement payments, awards, judgments, fines, deficiencies, penalties or damages of any kind or nature. “Marketing Period” means the first period of fifteen (15) consecutive days after the Execution Date throughout which and at the end of which (a) Purchaser has the Required Financing Information and the Required Financing Information is Compliant, (b) the conditions set forth in Section 6.01 and Section 6.02 are satisfied (other than those conditions that by their nature are to be satisfied, or waived, on the Closing Date, but subject to the satisfaction or waiver of those conditions on the Closing Date) and (c) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 6.01 or Section 6.02 to fail to be satisfied (other than those conditions that by their nature are to be satisfied, or waived, on the Closing Date, but subject to the satisfaction or waiver of those conditions), assuming that the Closing were to be scheduled at any time during such fifteen (15) consecutive day period. Notwithstanding the

16 foregoing, (A) the Marketing Period will end on any earlier date on which the Debt Financing is closed and (B) the Marketing Period will not commence or be deemed to have commenced if, after the Execution Date and prior to the completion of the fifteen (15) consecutive day period referenced herein, (1) either Sellers or Golar Operating has announced its intention to, or determines that it must, restate any historical financial statements or other financial information that comprises a portion of, or contains, the Required Financing Information or any such restatement is otherwise required in accordance with GAAP or any such restatement is under active consideration, in which case the Marketing Period shall not commence or be deemed to commence unless and until, at the earliest, such restatement has been completed and the applicable Required Financing Information has been amended and updated or either Seller has announced and informed Purchaser that it has concluded that no restatement will be required in accordance with GAAP or (2) any Required Financing Information would not be Compliant at any time during such fifteen (15) consecutive day period (it being understood and agreed that if any Required Financing Information provided at the commencement of the Marketing Period ceases to be Compliant during such fifteen (15) consecutive day period, then the Marketing Period will be deemed not to have occurred) or otherwise does not include the “Required Financing Information” as defined. If at any time Sellers in good faith reasonably believe that they have provided the Required Financing Information and that they are Compliant, Sellers may deliver to Purchaser a written notice to that effect (stating when they believe they completed such delivery), in which case Sellers will be deemed to have delivered the Required Financing Information and that they are Compliant as of the date of delivery of such notice, unless Purchaser in good faith reasonably believes Sellers have not completed the delivery of the Required Financing Information or it is not Compliant and, within three (3) Business Days after the receipt of such notice from Sellers, delivers a written notice to Sellers to that effect (stating with reasonable specificity which Required Financing Information Sellers have not delivered or why they are not Compliant); provided that it is understood that the delivery of such written notice from Purchaser to Sellers will not prejudice Sellers’ right to assert that the Required Financing Information has in fact been delivered and is Compliant. “MARPOL” means the International Convention for the Prevention of Pollution from Ships. “Material Adverse Effect” means, with respect to Sellers or the Acquired Entities, as applicable, (a) a material adverse effect on the ability of Sellers or the Acquired Entities to perform or comply with any obligation under this Agreement or to consummate the Transactions in accordance with the terms hereof or (b) any change, effect, event or occurrence that, individually or in the aggregate with all other changes, effects, events or occurrences, has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Acquired Entities, taken as a whole; provided, however, that in the case of clause (b) any changes, effects, events or occurrences to the extent resulting from or due to any of the following shall be disregarded in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: (i) changes, effects, events or occurrences generally affecting the United States or global economy, the financial, credit, debt, securities or other capital markets or political, legislative or regulatory conditions or changes in the industries in which the Acquired Entities operate; (ii) the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby or the performance of this Agreement (including the impact thereof on relationships with

17 customers or employees); provided that this clause shall not apply to the representations and warranties set forth in Section 3.04; (iii) acts of war and any Ukraine Events as well as terrorism (or the escalation of the foregoing), epidemics or pandemics (including COVID-19) or natural disasters or other force majeure events, together with any restrictions, sanctions, other limitations or policies enacted or applied by a Governmental Authority in response to any of the foregoing (including any Ukraine Measures or COVID-19 Measures); (iv) changes in any applicable Laws or regulations applicable to the Acquired Entities, GAAP or applicable accounting regulations or principles or the interpretation thereof; (v) changes, effects, events or occurrences generally affecting the prices of oil, gas, natural gas, natural gas liquids or other commodities; (vi) any action taken by Sellers, the Company Group or their respective Affiliates that is expressly required by the covenants set forth herein (other than Section 5.01) or at Purchaser’s express written request or with Purchaser’s written consent, or the failure to take any action by Sellers, the Company Group or their respective Affiliates if that action is expressly prohibited by this Agreement and Purchaser did not expressly consent in writing to such action; (vii) any action taken by Purchaser or any of its Affiliates expressly required by this Agreement; or (viii) any failure by the Acquired Entities to meet any internal or published projections, forecasts or revenue or earnings predictions (although any facts and circumstances that may have given rise or contributed to any such failure that are not otherwise excluded from the definition of Material Adverse Effect may be deemed to constitute, or be taken into account in determining whether there has been a Material Adverse Effect); provided, however, that changes, effects, events or occurrences referred to in clauses (i) and (iii) through (v), inclusive, above shall be considered for purposes of determining whether there has been or would reasonably be expected to be a Material Adverse Effect if and to the extent such changes, effects, events or occurrences has had or would reasonably be expected to have a disproportionate adverse effect on one or more Acquired Entities as compared to other Persons operating in the industries in which the Acquired Entities operate, in which case, only the incremental disproportionate adverse effect of such changes, effects, events or occurrences shall be taken into account for the purpose of determining whether there has been or would reasonably be expected to be a Material Adverse Effect. “Methane Princess Charter” means that certain Time Charter Party, dated October 25, 2001, entered into between Golar LNG 2215, as Owner, and Methane Services Limited, as Charterer, in respect of the Methane Princess. “Nasdaq” means the Nasdaq Global Select Market. “Net Working Capital” means, at any time of determination with respect to any Person, and calculated in accordance with the Accounting Principles, an amount of Dollars (expressed as a positive or negative number, as applicable) equal to (a) Current Assets minus (b) Current Liabilities. A non-binding illustration and example of the calculation of Net Working Capital is set forth in the Accounting Principles. “Net Working Capital Adjustment Amount” means an amount, calculated in accordance with the Accounting Principles, which may be positive or negative, equal to the aggregate Net Working Capital of the Acquired Entities (net to Sellers’ ownership interest of distributions or profits in each Acquired Entity) as of the Effective Time, less the Target Net Working Capital. “NFE Financing Documents” means the Bond Indentures and the Credit Facility.

18 “NFE Power Latam” means NFE Power Latam Serviços Marítimos Ltda., a Brazilian sociedade limitada. “Omnibus Agreements” means the Hygo Omnibus Agreement and the GMLP Omnibus Agreement (in each case, as defined in the Sellers Disclosure Schedule). “Ordinary Course” means, with respect to any Person, the conduct by a Person of the relevant business in the ordinary course of business. “Organizational Documents” means, with respect to any Person, the articles of incorporation, certificate of incorporation, certificate of formation, certificate of limited partnership, bylaws, limited liability company agreement, operating agreement, general partnership agreement, limited partnership agreement, stockholders’ agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of such Person, including any amendments thereto. “Payoff Letter(s)” means payoff letter(s) (or their equivalents) signed by the Persons to which Specified Closing Date Indebtedness is payable, setting forth, among other things, (a) the amount required to pay off in full at the Closing all amounts owing by the Acquired Entities in connection with such Specified Closing Date Indebtedness (including the outstanding principal, accrued and unpaid interest and prepayment and other penalties, and any per diem amount), (b) the amount required to purchase any Vessel subject to a sale-leaseback or similar arrangement from its owner, (c) the release of all Encumbrances related thereto and (d) wire transfer instructions for the payment of such amount. “Permitted Encumbrance” means with respect to any Person: (a) easements, rights-of-way, encroachments, restrictions, conditions and other similar Encumbrances, in each case, affecting real property, incurred or suffered in the Ordinary Course and which, individually or in the aggregate, do not and would not reasonably be expected to materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, (b) [reserved], (c) statutory Encumbrances for current Taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate Proceedings and are adequately reserved for in accordance with GAAP, as consistently applied, (d) mechanics’, carriers’, workers’, repairers’ and similar statutory Encumbrances arising or incurred in the Ordinary Course for amounts which are not delinquent or which are being contested by appropriate Proceedings, (e) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current or anticipated use and operation of such real property, (f) any right of way or easement related to public roads and highways, (g) Encumbrances arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation, in each case arising in the Ordinary Course, (h) any interest or title of a lessor, sublessor, licensor or sublicensor in property under leases, subleases, licenses or sublicenses entered into by such Person in the Ordinary Course that do not materially affect the value or materially impair the use or operation of such property and (i) Permitted Maritime Liens and other Encumbrances arising, in each case, by operation of law in the Ordinary Course related to obligations that are not overdue and that do

19 not impair the value of the property encumbered thereby or materially impair the operation of the Business. “Permitted Maritime Liens” means in respect of any Vessel: (a) Liens for unpaid master’s and crew’s and/or stevedore’s wages in accordance with first class ship ownership and management practice and not being enforced through arrest, (b) Liens for salvage and general average, (c) any Lien on a Vessel securing Specified Closing Date Indebtedness that is released at Closing in connection with the payoff of the Specified Closing Date Indebtedness, and (d) any other Lien arising in the Ordinary Course by operation of law or otherwise in the operation, repair or maintenance of any Vessel that (i) is not as a result of any default or omission by its owner and (ii) is not being enforced through arrest, in each case, relating to obligations not overdue for more than forty-five (45) days; provided that, once a Seller Party has notice that any such Lien is claimed, it shall be promptly and fully satisfied or properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued, and appropriate reserves shall be established in accordance with GAAP, as consistently applied. “Permitted Subcharter” means a Contract to subcharter any Vessel, entered into after the Execution Date, between NFE or an Affiliate thereof (other than a Company Group Member), on the one hand, and a third party, on the other hand; provided that (a) NFE or its applicable Affiliate that is the party to the applicable underlying charter (and such party’s guarantor(s) (if applicable)) shall remain responsible for its obligations thereunder and (b) “Permitted Subcharter” does not include any written or oral Contract or commitment to sell or bareboat charter any Vessel. “Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority. “Pre-Closing Tax Period” means any tax period ending on or prior to the Closing Date and the portion of any Straddle Period ending on and including the Closing Date. “Pre-Closing Taxes” means any and all Losses in respect of any and all (a) Taxes imposed on any Acquired Entity or for which any Acquired Entity may otherwise be liable for any Pre- Closing Tax Period and for the portion of any Straddle Period ending on the Closing Date (determined in accordance with Section 9.04) or in respect of the transactions contemplated by this Agreement, (b) Taxes of any Consolidated Group (or any member thereof, other than an Acquired Entity) of which any Acquired Entity (or any predecessor of any Acquired Entity) is or was a member on or prior to the Closing Date by reason of Treasury Regulation § 1.1502-6(a) or any analogous or similar state or local or non-U.S. Law, (c) Taxes of any other Person for which any Acquired Entity is or has been liable as a transferee or successor or by contract, or otherwise, resulting from events, transactions or relationships occurring or existing prior to the Closing, (d) social security, Medicare, unemployment or other employment Taxes or withholding Taxes owed as a result of any payments or deemed payments made pursuant to this Agreement, (e) Sellers’ share of Transfer Taxes pursuant to Section 5.03, (f) Taxes that result from any pre-Closing reorganization steps undertaken by any Acquired Entity or any of their Affiliates, including any Specified Pre-Closing Actions and (g) the Section 338(g) Elections or any other Tax elections (including elections to change the U.S. federal income tax classification of any entity) made in connection with or in preparation for the transactions contemplated by this Agreement; provided

20 that no such Tax will constitute a Pre-Closing Tax to the extent such Tax was (i) included as an item of Indebtedness or as a Current Liability in the determination of Net Working Capital and (ii) taken into account in the Final Total Adjusted Consideration. “Proceeding” means any (a) action, claim, suit, charge, complaint, litigation, investigation, grievance, audit, settlement, or other hearing or proceeding by or before any Governmental Authority, whether civil, criminal, administrative or otherwise and whether or not such proceeding results in a formal civil or criminal litigation or regulatory action, or any examination, inquiry or investigation that is pending by any Governmental Authority, (b) arbitration or (c) mediation. “Project Revenue Contract” means each revenue-generating Contract of NFE or its Affiliates that relates to an NFE Terminal listed on Appendix E to any Post-Closing Time Charter Agreement, including gas sales agreements, power purchase agreements, steam supply agreements, and other power plant supply or similar contracts. “PT Golar Indonesia” means PT Golar Indonesia, an Indonesian Perseroan Terbatas functioning as a limited liability company. “Purchased Interests” means the Golar Operating Interests and the Hygo Group Interests. “Purchaser Group” means Purchaser, Company, Holdco Pledgor, and Borrower. “Regulatory Laws” means the Sherman Act, 15 U.S.C. §§ 1-7, the Clayton Act, 15 U.S.C. §§ 12-27, 29 U.S.C. §§ 52-53, the Federal Trade Commission Act, 15 U.S.C. §§ 41-58, all applicable non-U.S. antitrust and foreign direct investment Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition, or that affect foreign investment, national security or national interest of any jurisdiction. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment. “Representatives” means, with respect to any Person, its Affiliates, and its and their respective officers, directors, employees, consultants, agents, advisors (including financial advisors, investment bankers, attorneys, accountants, and other advisors) and other representatives. “Required Capital Expenditures” means, with respect to the Golar Igloo, the Golar Freeze and the Nusantara Regas Satu, the required maintenance activities therefor as described on Exhibit A to the Transition Services Agreement, in each case in the amounts set forth in Section 5.01(a) of the Sellers Disclosure Schedule, not to exceed the Required Capital Expenditures Cap. “Required Capital Expenditures Cap” means the total sum of the amounts set forth in Section 5.01(a) of the Sellers Disclosure Schedule. “Required Financing Information” means (a) all financial statements, financial data, audit reports and other financial information regarding the Acquired Entities of the type and form

21 customarily included in marketing documents used to syndicate credit facilities of the type to be included in the Debt Financing Commitments and that is required by the Debt Financing Sources or reasonably necessary to satisfy the conditions pursuant to paragraph 2 of Exhibit C to the Debt Financing Commitments, assuming that such syndication(s) of credit facilities were consummated at the same time during Acquired Entities’ fiscal year as such syndication(s) will be made and (b) such other pertinent and customary information regarding the Acquired Entities as may be reasonably requested by Purchaser (or the Debt Financing Sources) to the extent that such information is required in connection with the financing contemplated by the Debt Financing Commitments. “SEC” means the United States Securities and Exchange Commission. “Seller Party” means each Seller and any Affiliate of such Seller owning any Purchased Interests at any time after the Execution Date and prior to Closing, including, for the avoidance of doubt, each of the NFE Power Latam Sellers. “Seller Payments” means the (i) the Closing Payment and (ii) the payments contemplated by Section 2.02(d)(vii)(A). “Spare Parts” means spare parts and spare equipment (including spare tail-end shaft(s) and/or spare propellers/propeller blade(s)), machinery, instruments, rigging, anchors, chains, cables, accessories, equipment, appliances, unused stores and provisions, and all other appurtenances associated with each Vessel, and in each case, whether existing on such Vessel or on shore. “Specified Amount” means $5,000,000. “Specified Closing Date Indebtedness” means the Indebtedness set forth on Section 1.01(SCDI) of the Sellers Disclosure Schedule, in each case, to be calculated as of immediately prior to the Closing. “Subject Agreements” means each of the Contracts set forth on Section 1.01(SA) of the Sellers Disclosure Schedule. “Subject Charter” means each of the Golar Maria Charter and Methane Princess Charter. “Subject Guarantee” means each of the Contracts set forth on Section 1.01(SG) of the Sellers Disclosure Schedule. “Subsidiary” when used with respect to any party, means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party. Notwithstanding anything to the contrary in the Agreement, the Excluded Entities shall be deemed not to be Subsidiaries of any Company Group Member.

22 “Target Net Working Capital” means $10,912,631. “Tax” or “Taxes” means (a) all federal, national, provincial, state or local or non-U.S taxes, charges, fees, levies, duties, tariffs, imposts or other assessments or liabilities in the nature of a tax, including gross income, net income, capital gains, gross receipts, estate, branch profits, estimated, alternative or minimum, ad valorem, value-added, excise, real property, personal property, sales, use, transfer, environmental, stamp, duty, leasing, lease, license, registration, recording, documentary, customs, import, export, services, withholding, employment, unemployment, severance, social security (or similar), disability, national health insurance, social contributions, payroll, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, franchise or other charge of any kind whatsoever imposed by a Governmental Authority, together with any interest, penalties, assessments or additions to tax, whether disputed or not, imposed by any Governmental Authority, (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being a member of a Consolidated Group for any period and (c) any liability for the payment of any amounts of the type described in clause (a) or (b) as a result of the operation of Law or any express or implied obligation to indemnify any other Person. “Tax Benefit” means an amount by which the Tax liability of a person is actually reduced (including by deduction, reduction of income by virtue of increased Tax basis or, entitlement of refund or, credit actually utilized to offset Tax liability, net of any actual reasonable and documented out-of-pocket expenses and fees of such person or its Affiliates for obtaining such reduction in Tax liability). “Tax Returns” means all reports, returns, forms, declarations, statements, claims for refund or other information, including any supplement, schedule or attachment thereto and any amendment thereof, supplied to or required to be supplied to a Governmental Authority in connection with the determination, assessment, administration or collection of Taxes or enforcement of any Laws related to Taxes. “Total Unadjusted Consideration” means the Base Purchase Price, plus the Contributed Interests Value. “Transaction Documents” means the Post-Closing Time Charter Agreements, the Charter Guarantees, the NFE EPCA Guarantee, the Closing Certificates, the Pre-Closing Actions Certificate, Equity Assignment Agreements (Sale), the Equity Assignment Agreement (GMLP Contribution), the TSA, the Operating Agreement, the Tax Side Letter and the Cool Pool Side Letter. “Transaction Expenses” means all fees, costs, expenses, commissions or other similar amounts, for which the Acquired Entities are liable or obligated and to the extent unpaid by the Acquired Entities as of the Effective Time, in connection with the preparation, execution or consummation of this Agreement or the Transaction Documents or the transactions contemplated hereby or thereby or any Competing Transaction, including (a) to the extent not included in Indebtedness, any amounts owed or payable to any current or former director, officer, employee, or other service providers of the Acquired Entities or their Affiliates in connection with the consummation of the Transactions (including stay bonuses, synthetic equity payments, sale

23 bonuses, severance, retention, transaction, change of control and similar payment obligations or bonuses), plus the employer portion of any payroll Taxes payable in connection with the payment of any such amounts, to the extent contingent upon or triggered by the Transactions and unpaid as of the Effective Time and (b) all investment banking, legal, and accounting fees, any brokerage fees, commissions, finders’ fees or financial advisory fees, and other costs and expenses incurred by the Acquired Entities in connection with the preparation for, negotiating or consummation of the Transactions. “Transactions” means the Sale and the Contributions. “Ukraine Events” means military conflict in and related to Ukraine and Russia. “Ukraine Measures” means the global reactions and sanctions, export controls and other measures and restrictions imposed and/or taken by multinational authorities, governments and private companies globally in response to Ukraine Events. “Unspent Capital Expenditures Amount” means an amount equal to Required Capital Expenditures Cap less the actual amount of Required Capital Expenditures made by the Company Group during the Pre-Closing Period. “Vessel Entity” means, with respect to each Vessel, the Company Group Member or Joint Venture Entity that owns or is otherwise associated with such Vessel, as described on Section 5.14 of the Sellers Disclosure Schedule. “Willful Breach” means, with respect to any party, a material breach of this Agreement by such party that is a consequence of a willful or deliberate act or omission undertaken by such party with the knowledge that the taking of or the omission of taking of such act would, or would reasonably be expected to, cause or constitute a material breach of this Agreement. (b) The following terms are defined in the section of this Agreement set forth after such term below: Accounting Firm Section 2.02(d)(ii) Agreement Preamble Akin Gump Section 10.15(a) Alternative Financing Section 5.07(c) Allocated Value Section 5.14 Allocation Section 9.11 Bankruptcy and Equity Exception Section 3.04(a) Base Purchase Price Section 2.02(c)(i) Borrower Preamble Borrower Contribution Section 2.01(b)(iii) Casualty Proceeds Section 5.14(b) Charter Guarantee Section 2.03(b)(ii)(B) Chosen Courts Section 10.06(b) Closing Section 2.01(a) Closing Certificate Section 2.03(b)(iii)(C) Closing Date Section 2.03(a)

24 Closing Date Company Interests Section 4.02 Company Preamble Company Group Bank Accounts Section 3.23 Company Group Securities Section 3.03(b) Company Group Signatories Section 3.23 Company Group Material Contracts Section 3.17(a) Company Securities Section 4.02 Confidentiality Agreement Section 5.05 Consideration Units Section 2.01(b)(ii) Contract Section 3.04(b) Contracting Parties Section 10.16 Contributed Interests Recitals Contributed Interests Value Section 2.01(b)(i) Contributions Section 2.01(b)(ii) Cool Pool Side Letter Section 2.03(b)(ii)(N) Data Room Section 1.02(a) De Minimis Threshold Section 8.05(b) Debenture Documents Section 6.02(k) Debt Financing Section 4.05 Debt Financing Commitments Section 4.05 Debt Financing Net Proceeds Section 2.01(c)(i) Debt Payoff Amount Section 2.03(b)(i)(B) Deductible Section 8.05(b) Definitive Agreements Section 5.07(a) Draft Allocation Section 9.11 Effective Time Section 2.03(a) Environmental Laws Section 3.16(a) Environmental Permits Section 3.16(b) Equity Financing Section 4.05 Equity Financing Commitments Section 4.05 Equity Investors Section 4.05 Estimated Total Adjusted Consideration Section 2.02(b) Execution Date Preamble Execution Date Company Interests Section 4.02 Filed SEC Documents Article III Final Total Adjusted Consideration Section 2.02(d)(vi) Final Settlement Date Section 2.02(d)(vi) Financial Statements Section 3.06(a) Financing Section 4.05 Financing Commitments Section 4.05 GMLP Preamble GMLP Consideration Units Section 2.01(b)(i) GMLP Contribution Section 2.01(b)(i) Golar Operating Group Interests Recitals Guarantor Recitals Guaranty Recitals

25 Holdco Pledgor Preamble Holdco Pledgor Contribution Section 2.01(b)(iii) Hygo Preamble Hygo Group Interests Recitals Hygo Vessel Group Interests Recitals Incremental Golar Winter Parent Contributions Section 2.01(c)(ii) Indemnified Parties Section 8.03 Indemnifying Party Section 8.04(a)(i) Indemnitee Section 5.06 Indemnitees Section 5.06 Interests Recitals Joint Venture Contracts Section 3.18 Joint Venture Entities Section 3.03(g) Joint Venture Entity Section 3.03(g) Joint Venture Interests Section 3.03(g) Laws Section 3.09(a) Lenders Section 4.05 ManagementCo Section 4.02 NFE Preamble NFE EPCA Guarantee Section 2.03(b)(ii)(C) NFE NR Satu Charter Section 5.20 NFE Power Latam Interests Recitals NFE Power Latam Participações Section 3.02(d) NFE Project Affiliate Section 3.17(d) Non-U.S. Plan Section 3.11(e) Nonparty Affiliate Section 10.16 NR Satu Section 5.20 Objection Notice Section 2.02(d)(i) OFAC Section 3.20(b) Operating Agreement Section 2.03(b)(ii)(J) Other Tax Contest Section 9.07(c) Outside Date Section 7.01(b)(i) Permits Section 3.09(c) Post-Closing Time Charter Agreements Section 2.03(b)(ii)(B) Post-Closing Statement Section 2.02(d)(i) Pre-Closing Actions Certificate Section 2.03(b)(ii)(E) Pre-Closing Period Section 5.01(a) Pre-Closing Statement Section 2.02(a) Pre-Closing Tax Return Section 9.05 Pre-Closing Tax Contest Section 9.07(b) Purchaser Preamble Purchaser Consideration Units Section 2.01(b)(ii) Purchaser Contribution Section 2.01(b)(ii) Purchaser Fundamental Representations Section 6.03(a) Purchaser Indemnified Parties Section 8.02 Purchaser Related Parties Section 7.03(a)

26 Purchaser Released Party Section 10.14(a) Purchaser’s Certificate Section 2.03(b)(iii)(C) Registered IP Section 3.13(a) Released Parties Section 10.14(b) Releasing Parties Section 10.14(b) Review Period Section 2.02(d)(i) Revised Allocation Section 9.11 Sale Section 2.01 Sanctioned Countries Section 3.20(a) Sanctioned Country Section 3.20(a) Sanctioned Persons Section 3.20(a) Sanctions Section 3.20(a) Section 338(g) Elections Section 9.02 Securities Act Section 3.03(c) Seller Preamble Sellers Preamble Sellers Disclosure Schedule Article III Sellers Fundamental Representations Section 6.02(a) Sellers Indemnified Parties Section 8.03 Sellers Related Parties Section 7.03(a) Sellers Released Party Section 10.14(b) Sellers Releasing Parties Section 10.14(a) Seller’s Certificate Section 2.03(b)(ii)(D) Specified Pre-Closing Actions Section 5.10 Solvent Section 4.06 Straddle Period Section 9.04 Straddle Tax Return Section 9.06 Subject Project Revenue Contract Section 3.17(d) Submission Section 2.02(d)(iii) Tax Section 3.10(p) Tax Contest Section 9.07(a) Tax Refunds Section 9.09 Tax Representations Section 8.01 Tax Returns Section 3.10(p) Tax-Side Letter Section 2.03(b)(ii)(M) Termination Fee Section 7.03(a) Third-Party Claim Section 8.04(a)(i) Total Adjusted Consideration Section 2.02(c) Transfer Tax Section 5.03 TSA Section 2.03(b)(ii)(I) Vessel Section 3.15 Vessels Section 3.15 Section 1.02 Interpretation. (a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to,

27 this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms “or,” “any” and “either” are not exclusive, unless the context requires otherwise. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The phrase “provided or made available” with respect to Sellers shall be construed to mean posted and accessible to Purchaser in the “Project Neptune VDR” data site operated by SS&C Intralinks (the “Data Room”), and which has been posted to such data site on or prior to 8:00 p.m. Eastern Time on the date that is one (1) Business Day prior to the execution and delivery of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or Law defined or referred to herein or in any Contract that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein; provided that with respect to Contracts, any such amendment, modification or supplement made after the Execution Date shall be made in accordance with Section 5.01(a). Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on a day other than a Business Day, the party having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the Execution Date or in the Accounting Principles, as applicable. (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement. ARTICLE II THE SALE AND PURCHASE AND CONTRIBUTION Section 2.01 Transactions. (a) Sale. Immediately prior to Closing, Golar Winter Parent shall make a nominal capital contribution to the Company and, in exchange therefor, shall be issued Equity Securities in the Company equal to 19.99999% of the issued and outstanding Equity Securities of the Company, with the remaining 80.00001% of such Equity Securities of the Company continuing to be held by Purchaser. Notwithstanding anything to the contrary, such issuance of Equity

28 Securities shall not constitute a breach or default of any other provision of this Agreement or any Transaction Document, including Section 4.02 or Section 5.17. Upon the terms and subject to the conditions set forth in this Agreement, at the closing of the transactions contemplated by this Agreement (the “Closing”), each Seller shall, and shall cause each Seller Party to, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase and acquire from each Seller Party, all of such Seller Party’s right, title and interest in and to the Purchased Interests. As consideration for the Purchased Interests, Purchaser shall pay to Sellers or their designee(s) the Seller Payments and the Debt Payoff Amount in accordance with Section 2.03(b)(i) and, after giving effect to Section 2.02(f) and Section 2.02(d)(vii)(A). The sale and purchase (including payment therefor) of the Purchased Interests pursuant to this Agreement is referred to herein as the “Sale.” (b) Contributions. (i) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, (A) GMLP shall cause Golar Winter Parent to contribute to the Company all of Golar Winter Parent’s right, title and interest in and to the Contributed Interests, and (B) in consideration of such contribution, the Company shall issue to Golar Winter Parent a number of Series A-1 Units (as defined in the Operating Agreement) of the Company (each having a per Series A-1 Unit value of $1) (the “GMLP Consideration Units”) equal to 19.99999% of the Company Equity Value. The foregoing contribution of the Contributed Interests to the Company is referred to herein as the “GMLP Contribution.” (ii) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing and after giving effect to the consummation of the Sale, (A) Purchaser shall contribute to the Company all of Purchaser’s right, title and interest in and to the Purchased Interests, and (B) in consideration of such contribution, the Company shall issue to Purchaser a number of Series A-2 Units (as defined in the Operating Agreement) of the Company (each having a per Series A-2 Unit value of $1 (the “Purchaser Consideration Units”, and together with the GMLP Consideration Units, the “Consideration Units”)) equal to 80.00001% of the Company Equity Value (such amount, the “Purchaser Equity Value”). The foregoing contribution of the Purchased Interests to the Company is referred to herein as the “Purchaser Contribution.” The Purchaser Contribution and GMLP Contribution are collectively referred to as the “Contributions”. (iii) At the Closing and immediately following the consummation of the Contributions, the Company shall contribute all of its right, title and interest in and to the Interests to Holdco Pledgor, who shall accept and acquire such Interests (the “Holdco Pledgor Contribution”). At the Closing and immediately following the consummation of the Holdco Pledgor Contribution, Holdco Pledgor shall contribute all of its right, title and interest in and to the Interests to Borrower, who shall accept and acquire such Interests (the “Borrower Contribution”). At Closing, Company, Holdco Pledgor and Borrower shall execute Equity Assignment Agreements evidencing the Holdco Pledgor Contribution and Borrower Contribution. (c) Distributions.

29 (i) At the Closing and immediately prior to the Transactions, Borrower shall distribute all of the net cash proceeds (i.e., the actual cash proceeds to the Borrower after subtracting fees, expenses and discounts, including placement agent fees and original issuance discount) of the Debt Financing (the “Debt Financing Net Proceeds”) to Holdco Pledgor. Immediately following its receipt of the aforementioned distribution, Holdco Pledgor shall distribute the Debt Financing Net Proceeds to the Company. (ii) At the Closing and immediately following the distributions described in Section 2.01(c)(i) (but prior to the Transactions), the Company shall (A) distribute 80.00001% of the Debt Financing Net Proceeds to Purchaser and (B) distribute to Golar Winter Parent an amount of cash equal to (x) 19.99999% of the Debt Financing Net Proceeds less (y) 19.99999% of the aggregate amount of Incremental Purchaser Contributions ((y) being the “Incremental Golar Winter Parent Contributions”). (iii) At the Closing and immediately following the distributions described in Section 2.01(c)(ii), the Company shall distribute the aggregate amount of Incremental Golar Winter Parent Contributions to Purchaser. (d) Incremental Contributions. In consideration of any Incremental Contributions, the Company shall issue (i) to Golar Winter parent an amount of Series A-1 Units of the Company equal to 19.99999% of the aggregate amount of Incremental Contributions and (ii) to Purchaser an amount of Series A-2 Units of the Company equal to 80.00001% of the aggregate amount of Incremental Contributions. (e) Example. A non-binding illustration of the transactions contemplated by this Section 2.01 is attached hereto as Exhibit H. Section 2.02 Total Consideration. (a) At least five (5) Business Days prior to the Closing Date, Sellers shall deliver to Purchaser a written statement setting forth Sellers’ good faith estimate of the Total Adjusted Consideration calculated in accordance with Section 2.02(c), together with the account information for the wire transfers of funds as required by Sections 2.03(b)(i)(A) and 2.03(b)(i)(B) and the documents contemplated by Section 2.02(b) (the “Pre-Closing Statement”). (b) Sellers shall make available to Purchaser and its Representatives copies of the Payoff Letters and other supporting documents and information prepared by Sellers or their Representatives and used in connection with its calculation of the Total Adjusted Consideration in accordance with Section 2.02(c). Sellers shall make appropriate revisions to the Pre-Closing Statement as are mutually agreed upon by Purchaser and Sellers, which revisions shall be finalized at least one (1) Business Day prior to the Closing Date; provided that such review shall not under any circumstance delay the Closing and, if Sellers and Purchaser cannot reach agreement as to the calculation of the Total Adjusted Consideration, then the amount of such un-agreed adjustments used to calculate the Total Adjusted Consideration at Closing shall be the amounts calculated by Sellers in good faith in its Pre-Closing Statement. The Total Adjusted Consideration as determined at Closing pursuant to this Section 2.02(b) and Section 2.02(c) shall be referred to as the “Estimated Total Adjusted Consideration.”

30 (c) For purposes of this Agreement, the term “Total Adjusted Consideration” means an amount equal to the sum of (and any amount included in the calculation of the Total Adjusted Consideration or the calculation of any component part thereof shall be counted only once): (i) the Total Unadjusted Consideration; (ii) plus the Cash and Cash Equivalents Adjustment Amount; (iii) plus the Net Working Capital Adjustment Amount (if positive); (iv) minus the absolute value of the Net Working Capital Adjustment Amount (if negative); (v) minus the amount of the Closing Date Indebtedness; (vi) minus the aggregate amount of Transaction Expenses; (vii) minus the aggregate amount of distributions or any other payments of any kind or nature made by a Company Group Member or any Joint Venture Entity to Sellers or any of their Affiliates (other than a Company Group Member) between the Effective Time and Closing (excluding distributions or payments of Casualty Proceeds to Sellers or their Affiliates); (viii) minus (x) the Allocated Value of any Vessel, including its related Vessel Entities, that is excluded from the transactions contemplated hereby pursuant to Section 5.14 or (y) any other reduction to the Total Unadjusted Consideration pursuant to Section 5.14; and (ix) minus the Unspent Capital Expenditures Amount. Any consideration paid pursuant to this Agreement for the Purchased Interests or the Contributed Interests shall be inclusive of any value-added or similar Taxes. (d) Post-Closing Statement. (i) Not later than the ninetieth (90th) day following the Closing Date, Purchaser shall prepare and deliver to Sellers a written statement (the “Post-Closing Statement”) setting forth in reasonable detail Purchaser’s good faith estimate of the final calculation of the Total Adjusted Consideration (including with respect to the components thereof) (calculated in accordance with Section 2.02(c)). If Purchaser fails to timely deliver to Sellers the Post-Closing Statement, then the Pre-Closing Statement shall be deemed to constitute the Post-Closing Statement as of the ninetieth (90th) day following the Closing Date. During the period beginning on the delivery date of the Post-Closing Statement and ending on the last day of the Review Period, Purchaser shall provide to Sellers reasonable access during normal business hours to all relevant records of the Company Group, and shall use commercially reasonable efforts to direct the Joint Venture Entities to grant Sellers reasonable access during normal business hours to all relevant records of the Joint

31 Venture Entities, as are reasonably requested by Sellers to assist Sellers in their review of the Post-Closing Statement and the determinations to be contained therein. At any time during the sixty (60) day period following Sellers’ receipt of the Post-Closing Statement or the date the Pre-Closing Statement is deemed to constitute the Post-Closing Statement as provided above (the “Review Period”), Sellers may deliver to Purchaser one or more written reports or supplements thereto setting forth in reasonable detail any changes that Sellers propose be made to the Post-Closing Statement together with any supporting calculations therefor (such written report, an “Objection Notice”). Sellers shall be deemed to have irrevocably waived any right to object to the Post-Closing Statement unless Sellers deliver a valid Objection Notice to Purchaser within the Review Period and, if the Review Period expires without Sellers so delivering an Objection Notice, then the Post-Closing Statement and Total Adjusted Consideration set forth therein shall become final and binding for all purposes of this Agreement. (ii) If Sellers deliver an Objection Notice to Purchaser during the Review Period, then Purchaser and Sellers shall undertake to agree on the items subject to an Objection Notice (it being understood that all matters not raised in a timely Objection Notice shall be deemed final and binding for all purposes of this Agreement) and the resulting final Total Adjusted Consideration no later than thirty (30) days after the date on which Sellers delivered such Objection Notice to Purchaser. In the event that Sellers and Purchaser fail to reach agreement within such thirty (30) day period, Sellers and Purchaser shall within ten (10) days following the end of such thirty (30) day period mutually engage and refer the remaining disputed matters to a nationally-recognized independent accounting firm as is mutually agreed in writing by Sellers and Purchaser or, if Purchaser and Sellers fail to agree in writing within such time period, then such other nationally- recognized independent accounting firm appointed by an arbitrator selected by the Houston, Texas office of the American Arbitration Association as requested by Purchaser or Sellers (such firm that agrees to serve hereunder, the “Accounting Firm”). (iii) Within twenty (20) days following the agreement of the Accounting Firm to serve hereunder, each of Purchaser and Sellers shall deliver to the other and the Accounting Firm (A) the Pre-Closing Statement, the Post-Closing Statement, the Objection Notice and such work papers, invoices and other reports and information relating to the disputed matters as the Accounting Firm may request from either Purchaser or Sellers and (B) Purchaser’s or Sellers’, as applicable, proposed resolution of the disputed matters (which proposed resolution shall not seek a greater decrease to the Total Adjusted Consideration than the decrease proposed by Purchaser in the Post-Closing Statement nor a greater increase to the Total Adjusted Consideration than the increase proposed by Sellers in the Objection Notice) and any materials such Person wishes to present to justify the resolution it so presents (the foregoing items (A) and (B) together forming Purchaser’s or Sellers’, as applicable, “Submission”). Purchaser and Sellers shall be afforded the opportunity to discuss the disputed matters and the Submissions with the Accounting Firm, but the Accounting Firm shall not conduct a formal evidentiary hearing. The Accounting Firm shall act as an arbitrator for the limited purpose of determining the specific disputed matters submitted by Sellers and/or Purchaser in their respective Submissions to the Accounting Firm, and whether and to what extent, if any, the Total Adjusted Consideration requires adjustment as a result of the resolution of those disputed matters; provided,

32 however, that if any of the disputed matters relate to the interpretation of Sellers’ or Purchaser’s legal rights or obligations under this Agreement or the other Transaction Documents rather than financial or accounting matters pertinent to the calculation of the Total Adjusted Consideration, such disputed matters shall instead be resolved in the manner set forth in Sections 10.06 and 10.08 (with any dispute as to whether a disputed matter is legal or financial, or accounting-related in nature to be resolved solely by the Accounting Firm in its capacity as an arbitrator). (iv) The Accounting Firm shall make a determination of the Total Adjusted Consideration as soon as practicable, but in any event within thirty (30) days after receipt of the Submissions and shall (A) base its determination solely on the Submissions and (B) consider only those items, and the related amounts in Purchaser’s and Sellers’ respective calculations, that were raised in a timely Objection Notice or Post-Closing Statement and are identified as being items and amounts to which Purchaser and Sellers have been unable to agree. Absent manifest arithmetical error, the Accounting Firm’s determination shall be final, conclusive and binding on Purchaser and Sellers, without right of appeal, and shall constitute an arbitral award upon which a judgment may be entered in any court having jurisdiction thereof. The Accounting Firm may not award interest, damages or penalties. In determining the proper amount of the Total Adjusted Consideration, the Accounting Firm shall not increase the Total Adjusted Consideration more than the increase proposed by Sellers in the Objection Notice nor decrease the Total Adjusted Consideration more than the decrease proposed by Purchaser in the Post-Closing Statement, as set forth in their respective Submissions, as applicable. (v) The fees and expenses of the Accounting Firm shall be allocated between Sellers and Purchaser based upon the percentage which the portion of the contested amount not awarded to each party bears to the total amount actually contested between Sellers or Purchaser in the Submissions, and will be settled solely by Purchaser and Sellers in a manner consistent with such principles within ten (10) Business Days after the Accounting Firm has made a determination in accordance with Section 2.02(d)(iv). For example, if (A) Purchaser values an item at an amount equal to $1,000, (B) Sellers submit an Objection Notice contesting only $400 of the amount claimed by Purchaser and (C) the Accounting Firm ultimately resolves the dispute by awarding Purchaser $300 of the $400 contested amount, then the costs and expenses of the Accounting Firm will be allocated seventy-five percent (75%) (i.e., $300/$400) to Sellers and twenty-five percent (25%) (i.e., $100/$400) to Purchaser. Purchaser and Sellers will jointly retain the Accounting Firm and each pay fifty percent (50%) of any retainer. During the engagement, the Accounting Firm will bill fifty percent (50%) of the total charges to Purchaser and fifty percent (50%) of the total charges to Sellers (with all such costs to be ultimately borne pursuant to the first sentence of this Section 2.02(d)(v)). (vi) The date upon which all adjustments and amounts in the Post- Closing Statement are agreed to (or deemed agreed to, including by decision of the Accounting Firm) by Sellers and Purchaser pursuant to this Section 2.02(d) shall be referred to as the “Final Settlement Date” and the final aggregate Total Adjusted Consideration as determined accordingly shall be referred to as the “Final Total Adjusted Consideration.”

33 (vii) Any difference in the Estimated Total Adjusted Consideration and the Final Total Adjusted Consideration, as applicable, shall be treated as an adjustment to the Total Adjusted Consideration and paid as follows: (A) If the Final Total Adjusted Consideration is greater than the Estimated Total Adjusted Consideration then, on or prior to five (5) Business Days following the Final Settlement Date, Purchaser shall pay the aggregate amount of such difference to Sellers by wire transfer of immediately available funds to the account or accounts designated in writing by Sellers; and (B) If the Estimated Total Adjusted Consideration is greater than the Final Total Adjusted Consideration then, on or prior to five (5) Business Days following the Final Settlement Date, Sellers shall pay the aggregate amount of such difference to Purchaser by wire transfer of immediately available funds to the account or accounts designated in writing by Purchaser. (e) Purchaser and its Affiliates shall reasonably determine whether they are required by applicable Law to withhold or deduct an amount for or on account of any Tax from any consideration payable or otherwise deliverable pursuant to this Agreement, and Purchaser and its Affiliates shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to Sellers or any Affiliate thereof (and Sellers and their Affiliates shall indemnify, defend and hold harmless Purchaser and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that Purchaser shall use commercially reasonable efforts to notify Sellers of any anticipated withholding and the parties shall cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such deduction or withholding, including by providing any certificates or forms that are reasonably requested to establish an exemption from (or reduction in) any deduction or withholding. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding. (f) The parties hereto acknowledge and agree that, with respect to each adjustment to the Total Unadjusted Consideration made pursuant to this Article II (or adjustments to other amounts treated as consideration for relevant tax purposes), such adjustment shall be borne or otherwise allocated between Sellers (in respect of the Sale) and Golar Winter Parent (in respect of the GMLP Contribution) to reflect each such Person’s portion of the Total Unadjusted Consideration (and other consideration) responsibility for or entitlement to the matter giving rise to such adjustment, and the Sellers and Purchaser shall (and shall cause their respective Affiliates to) negotiate in good faith to give effect to the foregoing; provided, however, that nothing in this sentence shall have any adverse impact on the rights or obligations of the Purchaser Group, including the aggregate amounts payable by or to such Purchaser Group. Section 2.03 Closing. (a) The Closing shall take place at a location mutually agreed by the parties at 10:00 a.m., New York time, on (a) the third (3rd) Business Day following the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be

34 satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) or (b) such other place, time or date as may be mutually agreed upon in writing by Sellers and Purchaser (the date on which the Closing actually occurs, the “Closing Date”); provided that in no event will the Closing occur before August 15, 2022; provided, further, that notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), the Closing shall occur instead on the earlier of (i) the third (3rd) Business Day immediately following the final day of the Marketing Period and (ii) any Business Day during the Marketing Period as may be specified by Purchaser on no less than three (3) Business Days’ prior written notice to Sellers (or such shorter period as the Sellers may reasonably agree) (subject, in the case of each of clause (i) and (ii), to the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing)). Except to the extent expressly set forth in this Agreement to the contrary or as required by applicable Tax Law, and notwithstanding the actual occurrence of the Closing at any particular time on the Closing Date, the Closing shall be deemed to have occurred and be effective as of 12:01 a.m. Eastern time on the Closing Date (the “Effective Time”). (b) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing: (i) Purchaser shall: (A) pay to Sellers or their designee (to the accounts indicated in the Pre-Closing Statement) an amount in cash equal to the Closing Payment by wire transfer of immediately available funds, free of any costs, fees, set-off, deductions or withholding (except to the extent permitted by Section 2.02(e)); (B) repay, or cause to be repaid, to each such Person to whom Specified Closing Date Indebtedness is owed the amounts set forth in the applicable Payoff Letter (the aggregate of all such amounts, the “Debt Payoff Amount”) by wire transfer of immediately available funds to the account specified therein. (ii) Sellers shall deliver, or cause to be delivered, to Purchaser, the following: (A) confirmations of book-entry transfer with respect to the Interests and, with respect to any Acquired Entity whose Equity Securities are evidenced by physical certificates, the originals of all such certificates covering all of the Equity Securities of such Acquired Entity held by Sellers or the Company Group; (B) counterparts of (i) each post-Closing time charter agreement, substantially in the forms attached hereto as Exhibit A-1 through Exhibit A-9 hereto and each including (x) at Appendix F the form of international FSRU charter agreement attached hereto as Exhibit A-10 and (y) at Appendix G the form of

35 international FSRU charter operation and services agreement attached hereto as Exhibit A-11 (collectively, the “Post-Closing Time Charter Agreements”), in each case, duly executed by the applicable Affiliate of Sellers that is a party thereto and (ii) each charterer parent guarantee, in the forms attached hereto as Exhibit B-1 through Exhibit B-9 hereto (collectively, the “Charter Guarantees”), in each case, duly executed by the applicable Seller Party or NFE, as applicable; (C) a counterpart of the Guarantee Agreement, in the form attached hereto as Exhibit E (the “NFE EPCA Guarantee”), duly executed by NFE; (D) the applicable certificate required to be delivered pursuant Section 6.02(d) (the “Sellers’ Certificate”); (E) (i) a certificate, dated as of the Closing Date and signed on behalf of Sellers by an authorized officer of Sellers, certifying that the Specified Pre-Closing Actions have been completed in all material respects in conformity with the steps set forth on Section 5.10 of the Sellers Disclosure Schedule (the “Pre- Closing Actions Certificate”) and (ii) fully executed copies of all agreements entered into prior to Closing by any Seller or any Acquired Entity to effect the Specified Pre-Closing Actions; (F) counterparts of the Equity Assignment Agreements giving effect to the assignment and sale of the Purchased Interests as set forth in Section 2.01(a), each in form and substance reasonably acceptable to the parties (the “Equity Assignment Agreements (Sale)”), duly executed by the applicable Seller Party; (G) a counterpart of the Equity Assignment Agreement giving effect to the contribution of the Contributed Interests as set forth in Section 2.01(b)(i), in form and substance reasonably acceptable to the parties (the “Equity Assignment Agreement (GMLP Contribution)”), duly executed by Golar Winter Parent; (H) written resignations of the directors and officers of each Company Group Member, effective as of the Closing; (I) a counterpart of the Transition Services Agreement, in the form attached hereto as Exhibit C (the “TSA”), duly executed by Sellers; (J) a counterpart of the Amended and Restated Limited Liability Company Agreement of the Company, in the form attached hereto as Exhibit D (the “Operating Agreement”), duly executed by Golar Winter Parent; (K) (1) releases and terminations, as applicable, in forms reasonably acceptable to Purchaser and customary for transactions of this type, of all Liens (a) under any trusts, mortgages, financing statements, fixture filings, security agreements or similar agreements or arrangements made by or with respect to the Acquired Entities or any of their assets or (b) encumbering any assets of the

36 Acquired Entities, including under all agreements relating to the Specified Closing Date Indebtedness and (2)(a) executed and delivered bills of sale or other instruments of conveyance and transfer in forms reasonably acceptable to Purchaser and customary for transactions of this type evidencing the purchase of Golar Penguin, Golar Celsius and Golar Nanook by the applicable Company Group Member in accordance with Section 6.02(g), subject to no conditions, exceptions or qualifications, (b) evidence reasonably acceptable to Purchaser and customary for transactions of this type that each such Vessel shall have been duly registered in the name of such Company Group Member in all applicable vessel registries, (c) a certificate, dated as of the Closing Date and signed on behalf of each Seller by an authorized office of such Seller, certifying to the effect that each such Vessel’s charter remains in full force and effect after giving effect to the conveyance and transfer of title and (d) a certificate or transcript of registry issued by the competent authorities of the Marshall Islands or other appropriate flag state evidencing the ownership of each Vessel by the applicable Company Group Member and that such Vessel is free from registered encumbrances and mortgages; (L) such consents and acknowledgments as may be reasonably requested by Purchaser or the Lenders and customary for transactions of this type, duly executed and delivered, from(A) each Affiliate of Sellers that is a charterer of a Vessel on the Closing Date and (B) Centrais Elétricas de Sergipe S.A., in each case consenting to the mortgaging of each Vessel on charter to such Person to secure the Debt Financing, the collateral assignment to secure the Debt Financing of each charter of such Person relating to a Vessel, and the exercise of the rights and remedies of the Lenders or their agents in respect of such mortgages and collateral assignments; (M) a counterpart to the letter agreement attached hereto as Exhibit F (the “Tax Side Letter”), duly executed by the parties thereto that are Affiliates of Seller; (N) a counterpart to the letter agreement attached hereto as Exhibit I (the “Cool Pool Side Letter”), duly executed by the parties thereto that are Affiliates of Sellers; (O) the books and records of the Company Group, including all files contained in the Data Room as of the Closing (five copies of which shall be provided to Purchaser on USB flash drives); (P) a certificate of good standing or the equivalent, dated no earlier than fifteen (15) days prior to the Closing Date, for each of the Sellers and each of the Acquired Entities (with respect to each Seller, from its jurisdiction of organization, and with respect to each Acquired Entity from its jurisdiction of organization and each jurisdiction in which it is qualified to do business); (Q) those consents, bank signatory cards or other approvals (if any) necessary in order to (A) permit the individuals designated by Purchaser (in a

37 writing delivered to Sellers on or prior to five (5) Business Days prior to the Closing Date) to control, effective immediately following the Closing, the Company Group Bank Accounts, and (B) remove the authority or approval of all Company Group Signatories not identified in the notice contemplated in clause (A) to control or access, immediately following the Closing and thereafter, the Company Group Bank Accounts; and (R) such other documents and instruments reasonably requested by Purchaser from Sellers that are necessary to effect the transfer of the Interests to Purchaser or the Company (as applicable) as contemplated by this Agreement. (iii) Purchaser shall deliver, or cause to be delivered, to Sellers, the following: (A) a counterpart of each Post-Closing Time Charter Agreement and Charter Guarantee, duly executed by the applicable Company Group Member (and, for the avoidance of doubt, Purchaser shall have the ability to execute (or cause to be executed) such Post-Closing Time Charter Agreements and Charter Guarantees on behalf of the Company Group); (B) a counterpart of the NFE EPCA Guarantee, duly executed by Purchaser; (C) the applicable certificate required to be delivered pursuant Section 6.03(c) (the “Purchaser’s Certificate,” and together with the Sellers’ Certificate, the “Closing Certificates”); (D) a counterpart of the Equity Assignment Agreements (Sale), duly executed by Purchaser; (E) a counterpart of the Equity Assignment Agreement (GMLP Contribution), duly executed by the Company; (F) a fully executed Equity Assignment Agreement giving effect to the contribution of the Purchased Interests as set forth in Section 2.01(b)(ii), in form and substance reasonably acceptable to the parties, duly executed by Purchaser and the Company; (G) fully executed versions of the Equity Assignment Agreements contemplated by Section 2.01(b)(iii), in form and substance reasonably acceptable to the parties, duly executed by Company, Holdco Pledgor and Borrower, as applicable; (H) a counterpart of the TSA, duly executed by the Company; (I) a counterpart of the Operating Agreement, duly executed by Purchaser;

38 (J) a counterpart to the Tax Side Letter, duly executed by the parties thereto that are Affiliates of the Company; (K) a counterpart to the Cool Pool Side Letter, duly executed by the parties thereto that are Affiliates of the Company (and, for the avoidance of doubt, Purchaser shall have the ability to execute (or cause to be executed) such Post-Closing Time Charter Agreements and Charter Guarantees on behalf of the Company Group); and (L) such other documents and instruments reasonably requested by Sellers from Purchaser that are necessary to effect the transfer of the Interests to Purchaser or the Company (as applicable) as contemplated by this Agreement. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS Except as expressly set forth in the disclosure schedule delivered by Sellers to Purchaser on the Execution Date (the “Sellers Disclosure Schedule”) (it being understood that any information set forth on one section or subsection of the Sellers Disclosure Schedule shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information is relevant to such other section or subsection), Sellers represent and warrant to Purchaser, as of the Execution Date and as of the Closing Date (except with respect to those representations and warranties that are made as of a certain date, with respect to which Sellers represent and warrant to Purchaser solely as of such date), as follows: Section 3.01 Organization; Standing. (a) GMLP and Golar Operating are each duly organized, validly existing and in good standing under the Laws of the Republic of Marshall Islands. Each of GMLP and Golar Operating has all requisite organizational power and authority necessary to carry on its business as it is now being conducted and to own, lease and operate its assets and properties, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. Golar Operating is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. A complete and accurate copy of the Organizational Documents of each of GMLP and Golar Operating has been made available to Purchaser prior to the date hereof. Neither GMLP nor Golar Operating is in material violation of the respective Organizational Documents of GMLP or Golar Operating or the Organizational Documents of any other member of the Golar Operating Group. (b) Each of Golar Operating’s direct or indirect Subsidiaries that are members of the Golar Operating Group (each, a “Golar Operating Group Subsidiary” and, collectively, the “Golar Operating Group Subsidiaries”) and, to the Knowledge of Sellers, each Joint Venture Entity

39 is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except as would not be material to such Person. Each of the Golar Operating Group Subsidiaries and, to the Knowledge of Sellers, each Joint Venture Entity has all requisite organizational power and authority necessary to carry on its business as it is now being conducted in all material respects, including with respect to the ownership, leasing and operation of its assets and properties. Each of the Golar Operating Group Subsidiaries and, to the Knowledge of Sellers, each Joint Venture Entity is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. A complete and accurate copy of the Organizational Documents of each of the Golar Operating Group Subsidiaries and, to the Knowledge of Sellers, each of the Joint Venture Entities has been made available to Purchaser. None of the Golar Operating Group Subsidiaries or to the Knowledge of Sellers, any Joint Venture Entity is in material violation of its respective Organizational Documents or the Organizational Documents of any other Acquired Entity. (c) Each of (x) Golar Winter and (y) Golar Operating’s or Golar Winter’s direct or indirect Subsidiaries that are members of the Contributed Group (each, a “Contributed Group Subsidiary” and, collectively, the “Contributed Group Subsidiaries”) is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except as would not be material to such Person. Each of Golar Winter and the Contributed Group Subsidiaries has all requisite organizational power and authority necessary to carry on its business as it is now being conducted in all material respects, including with respect to the ownership, leasing and operation of its assets and properties. Each of Golar Winter and the Contributed Group Subsidiaries is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. A complete and accurate copy of the Organizational Documents of Golar Winter and each of the Contributed Group Subsidiaries has been made available to Purchaser. None of Golar Winter or any Contributed Group Subsidiary is in material violation of its respective Organizational Documents or the Organizational Documents of any other Company Group Member. (d) Hygo is duly organized, validly existing and in good standing under the Laws of Bermuda. Hygo has all requisite organizational power and authority necessary to carry on its business as it is now being conducted in all material respects, including with respect to the ownership, leasing and operation of its assets and properties. A complete and accurate copy of the Organizational Documents of Hygo has been made available to Purchaser prior to the date hereof. Hygo is not in material violation of its Organizational Documents or the Organizational Documents of any of its Subsidiaries that directly or indirectly own the Hygo Group. (e) Each of (x) the Directly Transferred Hygo Entities and (y) the direct or indirect Subsidiaries of any Directly Transferred Hygo Entity that is a member of the Hygo Group

40 (a “Hygo Group Subsidiary”) is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization. Each member of the Hygo Group has all requisite organizational power and authority necessary to carry on its business as it is now being conducted in all material respects, including with respect to the ownership, leasing and operation of its assets and properties. Each member of the Hygo Group is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except as would not, reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. A complete and accurate copy of the Organizational Documents of each member of the Hygo Group has been made available to Purchaser. No member of the Hygo Group is in material violation of its respective Organizational Documents or the Organizational Documents of any other Hygo Group member. Section 3.02 Title to Interests. (a) GMLP is the lawful record and beneficial owner of the Golar Operating Interests, free and clear of any Liens, except as imposed by applicable securities Laws. (b) As of the Execution Date, Golar Operating or another member of the Contributed Group is the lawful record and beneficial owner of all of the issued and outstanding Equity Securities of the Contributed Group, free and clear of any Liens, except as imposed by applicable securities Laws. As of the Closing, Golar Winter Parent, which entity shall be a wholly- owned Subsidiary of GMLP as of Closing, shall be the lawful record and beneficial owner of all of the Contributed Interests, free and clear of any Liens, except as imposed by applicable securities Laws. (c) Hygo is the lawful record and beneficial owner of all of the Hygo Vessel Group Interests other than the issued and outstanding Equity Securities of Golar Hull M2023 Corp. and NFE Nanook UK Limited, in each case, free and clear of any Liens, except as imposed by applicable securities Laws. Hygo directly or indirectly owns all of the issued and outstanding Equity Securities of LNG Power Limited, a corporation organized under the laws of the United Kingdom (“LNG Power”), which is a controlled Affiliate of Hygo. LNG Power is the lawful record and beneficial owner of all of the issued and outstanding Equity Securities of NFE Nanook UK Limited, free and clear of any Liens, except as imposed by applicable securities Laws. Hygo directly or indirectly owns all of the issued and outstanding Equity Securities of Golar Power Penguin Corp., which is a controlled Affiliate of Hygo. Golar Power Penguin Corp. is the lawful record and beneficial owner of all of the issued and outstanding Equity Securities of Golar Hull M2023 Corp., free and clear of any Liens, except as imposed by applicable securities Laws. (d) Hygo directly or indirectly owns all of the issued and outstanding Equity Securities of (i) NFE Power Latam Participações e Comércio Ltda., a Brazilian sociedade limitada (“NFE Power Latam Participações”) and (ii) LNG Power (the “NFE Power Latam Sellers”), each of which is a controlled Affiliate of Hygo. As of the Execution Date, the NFE Power Latam Sellers are the lawful record and beneficial owners of all of the NFE Power Latam Interests, and as of the Closing, NFE Power Latam Participações will be the lawful record and beneficial owner of all of

41 the NFE Power Latam Interests, free and clear of any Liens, except as imposed by applicable securities Laws. Section 3.03 Capitalization. (a) All of the Interests have been duly authorized and validly issued in accordance with the Organizational Documents of the issuer thereof, are fully paid and nonassessable, and are free of preemptive rights. (b) Other than the Interests, there are (i) no outstanding shares of capital stock of, or other Equity Securities or voting interests in, the Directly Transferred Entities, (ii) no outstanding securities of any Directly Transferred Entity convertible into or exchangeable for shares of capital stock of, or other Equity Securities or voting interests in, any Directly Transferred Entity, (iii) no outstanding subscriptions, options, warrants, rights, calls, contracts, understandings, or other commitments or agreements to acquire from any Directly Transferred Entity, or that obligates any Directly Transferred Entity to issue, any capital stock of, or other Equity Securities or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other Equity Securities or voting interests in, any Directly Transferred Entity, (iv) no obligations of any Directly Transferred Entity to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other Equity Securities or voting interests in, any Directly Transferred Entity (the Interests, together with the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as the “Directly Transferred Entity Securities”) and (v) no other obligations by any of the Directly Transferred Entities to make any payments based on the price or value of any Directly Transferred Entity Securities or dividends paid thereon. There are no outstanding agreements or instruments of any kind that obligate any of the Directly Transferred Entities to repurchase, redeem or otherwise acquire any Directly Transferred Entity Securities (or obligate the Directly Transferred Entities to grant, extend or enter into any such agreements relating to any Directly Transferred Entity Securities) or that grant any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Directly Transferred Entity Securities. None of Sellers, any Company Group Members or, to the Knowledge of Sellers, any Joint Venture Entities are party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Directly Transferred Entity Securities or any other agreement relating to the disposition, voting or dividends with respect to any Directly Transferred Entity Securities. No holder of Directly Transferred Entity Securities has any right to have such securities registered by any Company Group Member or, to the Knowledge of Sellers, any Joint Venture Entity. (c) All of the outstanding shares of capital stock of, or other Equity Securities or voting interests in, (i) each Golar Operating Group Subsidiary are owned, directly or indirectly, beneficially and of record, by the applicable Directly Transferred Entity or a wholly owned Subsidiary thereof, free and clear of all Liens, (ii) each Contributed Group Subsidiary are owned, directly or indirectly, beneficially and of record, by the applicable Directly Transferred Entity or a wholly owned Subsidiary thereof, free and clear of all Liens, and (iii) each Hygo Group Subsidiary are owned, directly or indirectly, beneficially and of record, by the applicable Directly Transferred Entity or a wholly owned Subsidiary thereof, free and clear of all Liens, in each case of clauses (i), (ii) and (iii) other than Permitted Encumbrances, and transfer restrictions other than

42 transfer restrictions of general applicability as may be provided under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) or other applicable securities Laws. All of the Joint Venture Interests are owned by the Company Group Member indicated as the owner of such Joint Venture Interests on Section 3.03(g) of the Sellers Disclosure Schedule, free and clear of all Liens, other than Permitted Encumbrances, and transfer restrictions other than transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities Laws. The Company Group is (and shall be after Closing) entitled to 100% of the profits, dividends and distributions of PT Golar Indonesia. (d) Section 3.03(d) of the Sellers Disclosure Schedule sets forth, as of the Execution Date, the name and jurisdiction of organization of each Golar Operating Group Subsidiary and each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each outstanding share of capital stock of, or other Equity Securities or voting interests in, each Golar Operating Group Subsidiary that is held, directly or indirectly, by a Directly Transferred Entity or a wholly owned Subsidiary thereof, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other Equity Securities or voting interests of any Golar Operating Group Subsidiary, including any right of conversion or exchange under any outstanding security, instrument or agreement, or any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Equity Securities of any Golar Operating Group Subsidiary. None of the Golar Operating Group Subsidiaries has any outstanding equity compensation plans relating to the capital stock of, or other Equity Securities or voting interests in, any Golar Operating Group Subsidiary. (e) Section 3.03(e) of the Sellers Disclosure Schedule sets forth, as of the Execution Date, the name and jurisdiction of organization of each Contributed Group Subsidiary and each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each outstanding share of capital stock of, or other Equity Securities or voting interests in, each Contributed Group Subsidiary that is held, directly or indirectly, by a Directly Transferred Entity or a wholly owned Subsidiary thereof, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other Equity Securities or voting interests of any Contributed Group Subsidiary, including any right of conversion or exchange under any outstanding security, instrument or agreement, or any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Equity Securities of any Contributed Group Subsidiary. None of the Contributed Group Subsidiaries has any outstanding equity compensation plans relating to the capital stock of, or other Equity Securities or voting interests in, any Contributed Group Subsidiary.

43 (f) Section 3.03(f) of the Sellers Disclosure Schedule sets forth, as of the Execution Date, the name and jurisdiction of organization of each Hygo Group Subsidiary and each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each outstanding share of capital stock of, or other Equity Securities or voting interests in, each Hygo Group Subsidiary that is held, directly or indirectly, by a Directly Transferred Entity or a wholly owned Subsidiary thereof, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other Equity Securities or voting interests of any Hygo Group Subsidiary, including any right of conversion or exchange under any outstanding security, instrument or agreement, or any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Equity Securities of any Hygo Group Subsidiary. None of the Hygo Group Subsidiaries has any outstanding equity compensation plans relating to the capital stock of, or other Equity Securities or voting interests in, any Hygo Group Subsidiary. (g) Section 3.03(g) of the Sellers Disclosure Schedule sets forth, as of the Execution Date, (i) the name and jurisdiction of formation of each Joint Venture Entity and each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) the number of shares of capital stock of, or other Equity Securities or voting interests in, such Joint Venture Entity that is owned, directly or indirectly, beneficially and of record, by the applicable Company Group Member (the “Joint Venture Interests”), and, each other Person holding any Equity Securities in such Joint Venture Entity, (iii) the total number of outstanding shares of each class of capital stock of, or other Equity Securities or voting interests in, such Joint Venture Entity and (iv) the percentage ownership interests (and, if different from the ownership interests, the percentage of profits or distributions that the Company Group is and shall be entitled to following the Closing) of such Joint Venture Entity held directly or indirectly by Golar Operating or another Company Group Member. To the Knowledge of Sellers, none of the Joint Venture Entities has any outstanding equity compensation plans relating to the capital stock of, or other Equity Securities or voting interests in, any Joint Venture Entity. Section 3.04 Authority; Noncontravention. (a) Sellers and its Affiliates (and, to the Knowledge of Sellers, each Joint Venture Entity) have all necessary power and authority to execute, deliver and perform their obligations under this Agreement and the Transaction Documents, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Sellers and each Affiliate of Sellers that is specified to be a party to a Transaction Document (and, to the Knowledge of Sellers, each Joint Venture Entity) of this Agreement (to the extent parties hereto) and each Transaction Document to which such Person is a party (or will be a party once executed), and the consummation by such Person of

44 the transactions contemplated hereby and thereby have been duly authorized by Sellers, the applicable Affiliate of Sellers that is specified to be a party to a Transaction Document, and, to the Knowledge of Sellers, each Joint Venture Entity (as applicable), and no other entity action on the part of either Seller, each Affiliate of Sellers that is specified to be a party to a Transaction Document or, to the Knowledge of Sellers, each Joint Venture Entity, is necessary for such Person to authorize the execution, delivery and performance, as applicable, by such Person of this Agreement (to the extent a party thereto) or any Transaction Document to which such Person is a party (or will be a party once executed) and the consummation by such Person of the transactions contemplated hereby or thereby (including the Transactions). This Agreement and each of the Transaction Documents has been duly executed and delivered (or, if executed at a later date, will be duly executed and delivered) by each Seller, each applicable Affiliate of Seller that is specified to be a party to a Transaction Document, and the Joint Venture Entities (to the extent such Persons are signatories thereto) and, assuming due authorization, execution and delivery hereof by Purchaser and the other parties thereto, constitutes (or will constitute) a legal, valid and binding obligation of each Seller, each Affiliate of Seller that is specified to be a party to a Transaction Document and the Joint Venture Entities (to the extent such Persons are signatories thereto) enforceable against such Person in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”). (b) None of (i) the execution and delivery of this Agreement or the Transaction Documents by Sellers, any Affiliate of Sellers or any Acquired Entity, (ii) the consummation by Sellers, any Affiliate of Sellers or any Acquired Entity of the transactions contemplated hereby or thereby (including the Transactions) or (iii) the performance or compliance by Sellers, any Affiliate of Sellers or any Acquired Entity with any of the terms or provisions hereof or under the Transaction Documents, will (A) contravene, conflict with or violate any provision (1) of the Organizational Documents of any Company Group Member or (2) of the Organizational Documents of Sellers, any Affiliate of Sellers or, to the Knowledge of Sellers, any of the Joint Venture Entities or (B) assuming (1) that the representations and warranties of Purchaser in Section 4.03(b) are true and correct in all material respects, (2) that the authorizations, consents and approvals referred to in Section 3.05 are obtained and (3) that the filings referred to in Section 3.05 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (1) through (3), prior to the Closing, (w) violate any Law applicable to any Seller or any Affiliate of Sellers executing a Transaction Document (including the Company Group) (or, to the Knowledge of Sellers, any Joint Venture Entity), (x) violate or constitute a breach of or default (with or without notice or lapse of time or both) that results in expected Losses, individually or in the aggregate, of greater than $1,000,000 to the Company Group’s consolidated earnings (including, solely for the purposes of the foregoing representation and warranty, the earnings of any Joint Venture Entity (net to the Company Group’s interest of distributions or profits in such Joint Venture Entity)) under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, sublease, capital lease, sale-leaseback, sublease, lease, license, charter, contract or other agreement (each, a “Contract”) to which any Seller, any Affiliate of Sellers executing a Transaction Document or any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) is a party or by which any of such Person’s assets or properties, as applicable, are bound, or give rise to any right to

45 terminate, cancel, amend, modify or accelerate any Seller’s, any Affiliate of Sellers executing a Transaction Document, or the Company Group’s (or, to the Knowledge of Sellers, any Joint Venture Entity’s) rights or obligations under any such Contract, (y) give rise to any right of first refusal, preemptive right, tag-along right, transfer right or other similar right of any other party to a Contract to which any Seller, any Affiliate of Sellers executing a Transaction Document, or the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity) is bound, or (z) result in the creation of any Lien on any properties or assets of any Seller, any Affiliate of Sellers executing a Transaction Document, or the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity), except, in the case of clause (A)(2) and clause (B) (other than clause (x)), as would not reasonably be expected to (i) individually or in the aggregate, be material to the Acquired Entities, taken as a whole or (ii) materially impair or delay the ability of Sellers, any Affiliate of Sellers executing a Transaction Document, or the Company Group to perform or comply with any obligation under this Agreement or under the Transaction Documents or to consummate the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof. Section 3.05 Governmental Approvals. Except for (a) filings required under, and compliance with other applicable requirements of, the Securities Act or the Exchange Act, (b) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the Nasdaq, (c) such other consents, approvals, filings, authorizations, declarations or registrations with respect to which the failure to obtain, make, declare or file would not reasonably be expected to prevent any Seller or the Acquired Entities from consummating the transactions contemplated hereby or thereby in accordance with the terms hereof or thereof, no consents or approvals, filings, authorizations, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement and the other Transaction Documents by Sellers or the Acquired Entities, the performance by Sellers or the Acquired Entities of their respective obligations hereunder or under the other Transaction Documents, or the consummation by Sellers or the Acquired Entities of the transactions contemplated hereby or by the Transaction Documents (including the Transactions). Section 3.06 Financial Statements; Undisclosed Liabilities. (a) Section 3.06(a) of the Sellers Disclosure Schedule contains the following financial statements: (i) an unaudited consolidated balance sheet of the Acquired Entities dated as of December 31, 2021, December 31, 2020 and December 31, 2019 and the related unaudited consolidated statements of operations for the Acquired Entities for the fiscal years then ended, and (ii) an unaudited consolidated balance sheet of the Acquired Entities dated as of March 31, 2022 and the related unaudited consolidated statements of operations for the Acquired Entities for the three (3) month period then ended (collectively, the “Financial Statements”). The Financial Statements present fairly the financial position of the Acquired Entities as of the dates shown and their results of operations for the periods shown, and such Financial Statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby. Since December 31, 2021, there have been no material changes in the accounting policies of the Acquired Entities (including any change in depreciation or amortization policies or rates, or policies with respect to reserves for uncollectible accounts receivable or excess or obsolete inventory) and no revaluation of the Acquired Entities’ properties or assets.

46 (b) Section 3.06(b) of the Sellers Disclosure Schedule contains a complete and accurate list, as of the Execution Date, of all Indebtedness of the Company Group and, to the Knowledge of Sellers, the Joint Venture Entities, and identifies for each item of such Indebtedness, Sellers’ good faith estimate of the dollar amount of all Liability associated therewith as of August 15, 2022 (including outstanding principal, the accrued but unpaid interest and any applicable prepayment or call penalty or premium). PT Golar Indonesia does not have any Indebtedness for borrowed money and is not liable or obligated with respect to any other Person’s Indebtedness for borrowed money. (c) Except as set forth in Section 3.06(c) of the Sellers Disclosure Schedule, the Company Group does not, and to the Knowledge of Sellers the Joint Venture Entities do not, have any Liabilities of a type required to be reflected on a balance sheet prepared in accordance with GAAP, as consistently applied, except for Liabilities (i) expressly reflected in and adequately reserved against on the balance sheet of the Acquired Entities as of the Balance Sheet Date, (ii) incurred in the Ordinary Course since the Balance Sheet Date (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any Proceeding), (iii) that are executory and Ordinary Course performance obligations under the terms of any Company Group Material Contract, (iv) that constitute Specified Closing Date Indebtedness or (v) which would not reasonably be expected to be, individually or in the aggregate, material, to the Acquired Entities, taken as a whole. (d) The Company Group and, to the Knowledge of Sellers, the Joint Venture Entities maintain books and records that, in all material respects, completely and fairly reflect their respective assets and liabilities and each maintains a proper and effective system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, as consistently applied, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences. (e) All Spare Parts are of the kind and quality regularly and currently used in the Business as currently conducted as of the Execution Date. Since the Balance Sheet Date, the Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has continued to use and replenish its Spare Parts in the Ordinary Course. As of the Execution Date, neither Seller nor any Company Group Member (nor, to the Knowledge of Sellers, any Joint Venture Entity) has received written notice indicating that there will be any difficulty in obtaining, in the desired quantity and quality, at a reasonable price and upon reasonable terms and conditions, raw materials or Spare Parts required for the Business as currently conducted as of the Execution Date. Section 3.07 Absence of Certain Changes. Since December 31, 2021 through the Execution Date (a) except for the execution, delivery and performance of this Agreement and the discussions, negotiations and transactions related thereto, the Business has been carried on and conducted in all material respects in the Ordinary Course (other than any commercially reasonable actions taken by the Company Group and the Joint Venture Entities outside of the Ordinary Course

47 in response to changes or developments resulting from COVID-19 or any COVID-19 Measures or from Ukraine Events or any Ukraine Measures, each of which is described on Section 3.07(a) of the Sellers Disclosure Schedule) and (b) there has not been any change, effect, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.08 Legal Proceedings. There is no (a) pending or, to the Knowledge of Sellers, threatened Proceeding (i) by or against any Company Group Member or, to the Knowledge of Sellers, any Joint Venture Entity or otherwise relating to the Interests or the Equity Securities or assets or properties of the Company Group or, to the Knowledge of Sellers, any Joint Venture Entity or (ii) that challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Transaction Document or (b) outstanding injunction, order, judgment, ruling, decree or writ imposed upon any Company Group Member or, to the Knowledge of Sellers, any Joint Venture Entity, in each case, by or before any Governmental Authority, in the case of each of clause (a) and clause (b) above, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. Section 3.09 Compliance with Laws; Permits. (a) All Company Group Members and, to the Knowledge of Sellers, each of the Joint Venture Entities are, and have been for the past three (3) years, in compliance with all federal, national, provincial, state, local, tribal or multinational laws, statutes, common laws, ordinances, codes, rules, orders, judgments, injunctions, writs, decrees, governmental guidelines or interpretations having the force of law, regulations, decrees, codes or executive orders enacted, issued, adopted, promulgated or applied by or on behalf of any Governmental Authorities (collectively, “Laws”) applicable to such Person, except where the failure to be in compliance would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. (b) During the past three (3) years (i) no Company Group Member or, to the Knowledge of Sellers, any Joint Venture Entity has entered into a settlement agreement with any current or former officer, director or employee of the Company Group, or to the Knowledge of Sellers, any Joint Venture Entity or of any agent of the Company Group or, to the Knowledge of Sellers, any Joint Venture Entities providing services to the Vessels resolving allegations of sexual harassment or misconduct by an executive officer, director or employee of the Company Group or, to the Knowledge of Sellers, the Joint Venture Entities or such agent, and (ii) there are no and there have not been any Proceedings pending or, to the Knowledge of Sellers, threatened, against the Company Group, the Joint Venture Entities or of any agent of the Company Group providing services to the Vessels, in each case, involving allegations of sexual harassment or misconduct by an officer, director or employee of such Person. During the past three (3) years, the Company Group and, to the Knowledge of Sellers, the Joint Venture Entities and any agent of the Company Group or the Joint Venture Entities providing services to the Vessels have used commercially reasonable efforts to investigate all material sexual harassment and other material discrimination allegations with respect to current or former employees, agents and other personnel. (c) Except (i) for those that are the responsibility of the counterparties to obtain pursuant to the terms of the charter agreements relating to the Vessels as such agreements are

48 currently in effect and (ii) where the failure to so possess or comply would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole, the Company Group and, to the Knowledge of Sellers, the Joint Venture Entities, hold, and are in compliance with, all licenses, franchises, permits, certificates, approvals, authorizations and registrations from Governmental Authorities necessary for the Company Group and each such Joint Venture Entity, as applicable, to own, lease and operate its properties and assets and necessary for the lawful conduct of their respective businesses as each such business is now being conducted (collectively, “Permits”), and all such Permits are in full force and effect. The Company Group and, to the Knowledge of Sellers, the Joint Venture Entities are not, and, to the Knowledge of Sellers, no third party having a responsibility to obtain a Permit pursuant to the terms of the charter agreements relating to the Vessels as such agreements are currently in effect, is in default with respect to, or breach of, any Permit, except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. Section 3.10 Tax Matters. (a) Each Company Group Member and, to the Knowledge of Sellers, each Joint Venture Entity, has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all income Tax Returns and all other material Tax Returns required to be filed by or with respect to such Company Group Member or Joint Venture Entity (as applicable). Each such Tax Return (taking into account all amendments thereto) is true, complete and accurate in all material respects. All material Taxes owed by each Company Group Member (or, to the Knowledge of Sellers, each Joint Venture Entity) or for which any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) may be liable that have become due (i) have been duly and timely paid or (ii) have been adequately reserved against in accordance with GAAP, as consistently applied. All Tax withholding and deposit requirements imposed on or with respect to any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) have been satisfied in full in all material respects. (b) The Company Group (and, to the Knowledge of Sellers, any Joint Venture Entity) has not received written notice of any Proceedings or investigations in respect of any material Taxes or material Tax Returns of any Company Group Member or Joint Venture Entity (as applicable) and there are no Proceedings or investigations pending, proposed (tentatively or definitely), asserted, or threatened in writing with respect to any material Taxes payable by or with respect to any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity). (c) There are no Liens for any material Taxes on any of the assets of any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) other than Permitted Encumbrances. (d) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has been a “controlled corporation” or a “distributing corporation” (in each case, within the meaning of Section 355(a)(1)(A) of the Code) in any distribution occurring during the two-year period ending on the Execution Date that was purported or intended to be governed by Section 355 of the Code.

49 (e) No assessment, deficiency or adjustment for or with respect to any material Tax has been proposed, asserted, assessed or, to the Knowledge of Sellers, threatened by any Governmental Authority in writing against any Company Group Member (or, to the Knowledge of Sellers, against any Joint Venture Entity), except for deficiencies that have been satisfied by payment in full, settled or withdrawn. (f) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has waived any statute of limitations in respect of any material Taxes or agreed to any extension of time with respect to an assessment or deficiency for any material Taxes (other than any waivers or extensions that are no longer in effect or any extensions of time to file Tax Returns obtained in the Ordinary Course), and no request for such extension or waiver is pending. (g) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b)(2). (h) For all periods in respect of which the applicable statute of limitations has not expired, each Company Group Member (and, to the Knowledge of Sellers, each Joint Venture Entity) has withheld all material Taxes required to have been withheld by it in connection with amounts paid or owed to (or any benefits or property provided to) any employee, independent contractor, creditor, shareholder or any other Person and have complied in all respects with all related Tax deposit and reporting requirements. (i) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) is a party to a Tax allocation, sharing, indemnity or similar agreement (other than agreements exclusively between or among Company Group Members or that were entered into in the Ordinary Course the principal purpose of which is not the allocation or indemnification of Taxes). (j) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has (i) granted any power of attorney that will remain in force after the Closing with respect to any matters relating to any material Taxes, (ii) applied for a ruling from a taxing authority relating to any Taxes or has proposed to enter into an agreement with a taxing authority relating to any Taxes, in each case, that is pending or (iii) entered into any “closing agreement” as described in Section 7121 of the Code or been issued any private letter rulings, technical advance memoranda or similar agreement or rulings by any taxing authority relating to Taxes that is in effect or will be in effect after the Closing. (k) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has ever been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return except for a group of which Golar Operating is the common parent. No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) has any liability for any material Taxes of any Person (other than another Company Group Member) under U.S. Treasury Regulation Section 1.1502-6 (or any corresponding provisions of U.S. state or local or non-U.S. Tax Law), as a transferee or successor, or by contract or otherwise.

50 (l) No claim in writing has been made by any Governmental Authority in a jurisdiction where a Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) does not file Tax Returns that such Company Group Member or Joint Venture Entity (as applicable) is or may be subject to material Tax in that jurisdiction. (m) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) (i) has, or is deemed to have, a permanent establishment (within the meaning of an applicable Tax treaty), branch, or other fixed place of business, nor (ii) has otherwise been, or been deemed to be, engaged in a trade or business, in each case, in any jurisdiction other than its own country of incorporation or formation. (n) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) will be required to include any material item of income or gain in, or exclude any material item of deduction or loss from, taxable income from any taxable period (or portion thereof) beginning after the Closing Date as a result of (i) any change in a method of accounting for a taxable period ending on or before the Closing Date, (ii) any installment sale or open transaction disposition, intercompany transaction or intercompany account made or existing on or before the Closing, (iii) any prepaid amount received or deferred revenue accrued on or prior to the Closing, (iv) any “closing agreement” within the meaning of Section 7121 of the Code executed on or before the Closing, or (v) an election made pursuant to Section 965(h) of the Code. (o) Golar Operating has made a valid election under U.S. Treasury Regulation Section 301.7701-3 to be classified as an entity disregarded from its owner for U.S. federal income tax purposes. The U.S. tax classification of each Acquired Entity, including its classification following any Specified Pre-Closing Actions, is set forth on Section 3.10(o) of the Sellers Disclosure Schedule. (p) Sellers have made available to the Purchaser true and complete copies of all income Tax and other material Tax Returns filed by each Company Group Member (and, to the Knowledge of Sellers, each Joint Venture Entity) during the past three (3) years and all material correspondence since April 15, 2021 to any Company Group Member from, or from any Company Group Member to, a Governmental Authority relating thereto. (q) None of the property of any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) is subject to any tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code. (r) Section 3.10(r) of the Sellers Disclosure Schedule sets forth a complete and accurate list, as of the Execution Date, of all controlled foreign corporations (as defined in Section 957 of the Code), any interests of which are owned by any Company Group Member (or, to the Knowledge of Sellers, which are owned by any Joint Venture Entity). (s) No Company Group Member (and, to the Knowledge of Sellers, no Joint Venture Entity) owns any interest in any passive foreign investment company (as defined in Section 1297 of the Code).

51 (t) All payments by, to or among members of the Company Group and their Affiliates (and, to the Knowledge of Sellers, by, to or among the Joint Venture Entities) comply in all material respects with all applicable transfer pricing requirements imposed by any Governmental Authority. (u) Each Company Group Member (and, to the Knowledge of Sellers, each Joint Venture Entity) complies with all material terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order of a Taxing authority, and the consummation of the transactions contemplated by this Agreement will not have any materially adverse effect on the continued validity and effectiveness of any such Tax exemption, Tax holiday or other Tax reduction agreement or order. (v) For U.S. federal income tax purposes, at no time while the Acquired Properties were directly or indirectly owned by NFE have such properties constituted (i) more than fifty percent (50%) by value of the properties held directly or indirectly by a domestic corporation or (ii) more than fifty percent (50%) by value of the properties of a trade or business of a domestic partnership. (w) None of the Sellers or their Affiliates has any plan or intention of (i) liquidating (as such term is defined under U.S, federal income tax principles) Golar Winter Parent or (ii) having Golar Winter Parent transfer its interests in the Company. Section 3.11 Employee Benefits. (a) Section 3.11(a) of the Sellers Disclosure Schedule includes a true and complete list of each Company Plan. With respect to each Company Plan, Sellers have delivered or made available to Purchaser or its representatives, to the extent applicable, copies of all plan documents and current summary plan descriptions and any amendments thereto, the most recent determination letter (or opinion letter) received from the IRS (or other relevant taxing authority), the most recent report filed on Form 5500, and all related trust or funding agreements associated with such Company Plan. (b) Each Company Plan (and each related trust, insurance contract or fund) is, and has been, established, maintained, funded, administered and operated in accordance with its terms and with all applicable Laws including, if applicable, ERISA, the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010, as amended and including any guidance promulgated thereunder, and the Code. (c) No Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) has, in the past three (3) years, maintained, established, sponsored, participated in, or contributed to, or had any obligation or liability to, any (i) plan which is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA, that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, (ii) “funded welfare plan” within the meaning of Section 419 of the Code, (iii) “multiple employer welfare benefit arrangement” as described in Section 3(40)(A) of ERISA or (iv) “multiemployer plan,” as defined in Section 3(37) of ERISA. To the Knowledge of Sellers, there are no facts or circumstances that would reasonably be expected to result in any Controlled Group Liability of Sellers or any Affiliate of Sellers.

52 (d) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, whether alone or in conjunction with any other event, will (i) result in any material payment (including severance, golden parachute, bonus or otherwise) becoming due to any individual employed or engaged by any Company Group Member; (ii) materially increase any benefits otherwise payable by any Company Group Member; or (iii) result in the acceleration of the time of payment or vesting of any such payment or benefits. (e) With respect to each Company Plan or other benefit or compensation plan, program, agreement, or arrangement that is subject to the applicable Law of a jurisdiction other than the United States (whether or not United States Law also applies) and is primarily for the benefit of individuals employed or engaged by any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) who reside or work primarily outside of the United States (each a “Non-U.S. Plan”), and without limiting the generality of subsections (a) through (d) above: (i) each Non-U.S. Plan required to be registered or intended to meet certain regulatory or requirements for favorable tax treatment has been timely and properly registered and has been in all material respects maintained in good standing with the applicable regulatory authorities and requirements; (ii) each Non-U.S. Plan has been established, maintained, funded and administered in all material respects in accordance with its terms and applicable Law; (iii) no Non-U.S. Plan is a defined benefit plan (as defined in ERISA, whether or not subject to ERISA), seniority premium, termination indemnity, provident fund, gratuity or similar plan or arrangement or has any unfunded or underfunded liabilities; (iv) all material employer and employee contributions to each Non-U.S. Plan required by Law or by the terms of such Non-U.S. Plan have been timely made, or, if applicable, accrued in accordance with normal accounting practices; and (v) all Non-U.S. Plans that are required to be funded are fully funded, and adequate reserves have been established with respect to any Non-U.S. Plan that is not required to be funded. Section 3.12 Labor Matters. (a) Each individual who has been employed or engaged by a Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) has been paid all wages and other compensation owed to such individual by the Company Group or Joint Venture Entity (as applicable). (b) Except for Brazilian employees, no Company Group Member or any Joint Venture Entity is a party to or subject to any collective bargaining agreement or other Contract with any labor union, trade union, works council, or other representative or employees or service providers. There is no labor union organizing campaign or certification petition or similar proceeding pending or, to the Knowledge of Sellers, threatened with respect to any individual who provides services to any Company Group Member or a Joint Venture Entity. No Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) has, in the past three (3) years, experienced any strikes, slowdowns, walkouts, lockouts, work stoppages, picketing, grievances, unfair labor practice claims or other material employee or labor disputes. (c) Each Company Group Member (and, to the Knowledge of Sellers, each Joint Venture Entity) during the past three (3) years has been, in material compliance with all applicable Laws pertaining to employment, labor and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices,

53 employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, worker classification, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, recordkeeping, meal and break periods, privacy, occupational health and safety, labor accidents, occupational diseases, employee benefits, workers’ compensation, leaves of absence, unemployment insurance, vacation, slavery labor, offshore legislation, immigration legislation, social security contributions (“INSS”) and Severance Indemnity Payment Fund (“FGTS”), benefits, allowances normative rules issued by labor authorities, outsourcing; with all the collective bargaining agreements applicable to the Brazilian employees; and with all the employment contracts, agreements, offer letters and applicable policies. Section 3.13 Intellectual Property. (a) Section 3.13(a) of the Sellers Disclosure Schedule contains a complete and accurate list, as of the Execution Date, of all issued patents, registered trademarks and service marks, and registered copyrights (and applications for the foregoing) and domain name registrations owned or purported to be owned by the Company Group (or, to the Knowledge of Sellers, the Joint Venture Entities) (“Registered IP”). To the Knowledge of Sellers, the Registered IP is subsisting, valid and enforceable. The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has taken commercially reasonable actions to maintain, enforce and protect all Intellectual Property owned by them, and none of the Registered IP has been adjudged invalid or unenforceable in whole or in part. (b) (i) The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) owns or possesses adequate right to use all the Intellectual Property necessary to carry on the Business in the manner currently conducted, and (ii) as of the Execution Date, the Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has not received any written notice of any infringement, misappropriation, violation of or conflict with the Intellectual Property of others. Each item of material Intellectual Property used in the Businesses will continue to be owned by or licensed on material terms and conditions immediately following the consummation of the transactions contemplated by this Agreement, as are in effect immediately prior to such consummation. The Company Group, and to the Knowledge of Sellers, each of the Joint Venture Entities and the conduct of the Business have not infringed, misappropriated, or violated the Intellectual Property of others. The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has not sent any written notice of any infringement, violation, misappropriation of or other conflict of Intellectual Property owned by the Company Group or the Joint Venture Entities (as applicable); and, to the Knowledge of Sellers, no Person has infringed, violated, or misappropriated any Intellectual Property owned by any Company Group Member or Joint Venture Entity. (c) The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has taken reasonable measures to protect the confidentiality of trade secrets and confidential information used in the Business, including subjecting all employees, contractors, and agents of the Company Group Members with access to material trade secrets or confidential information to written confidentiality obligations or agreements.

54 (d) The Company Group Members (and, to the Knowledge of Sellers, the Joint Venture Entities) own, lease or license IT Systems of a sufficient quantity and size to operate the Business as currently conducted as of the Execution Date. The Company Group Members (and, to the Knowledge of Sellers, the Joint Venture Entities) have taken commercially reasonable steps to provide for the back up and recovery of data and information, have commercially reasonable disaster recovery plans, procedures and facilities, and, as applicable, have taken commercially reasonable steps to implement such plans and procedures. To the Knowledge of Sellers, the IT Systems of the Acquired Entities do not contain any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” (as these terms are commonly used in the computer software industry) or other software routines or hardware components intentionally designed to permit (1) unauthorized access to a computer or network, (2) unauthorized disablement or erasure of software, hardware or data, or (3) any other similar type of unauthorized activities. In the past two (2) years, there has been no failure, material substandard performance or breach of any computer systems of the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity) that has caused any material disruption to the Business or resulted in any unauthorized disclosure of or access to any data owned, collected or controlled by the Company Group or the Joint Venture Entities (as applicable). (e) The Company Group, and to the Knowledge of Sellers, each of the Joint Venture Entities have collected, stored and processed personal information from employees and other Persons in material compliance with applicable data protection and privacy Laws. The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has not provided or been legally required to provide any notice to data owners or a Governmental Authority in connection with any unauthorized access, use, or disclosure of personal information. The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) does not transmit any personal information from employees and other Persons across country borders and all such information is processed by the Company Group (and, to the Knowledge of Sellers, processed by each of the Joint Venture Entities, as applicable) exclusively in data centers located in the same country as the data owner. As of the date hereof, no claims have been asserted or threatened in writing against the Company Group (or, to the Knowledge of Sellers, against the Joint Venture Entities) and, to the Knowledge of Sellers, there are no facts or circumstances that are likely to give rise to any such claims being asserted or threatened against any Company Group Members or any of the Joint Venture Entities by any Person alleging a violation of such Person’s privacy, personal or confidentiality rights under any data protection and privacy Law or applicable privacy policies. Section 3.14 Title to Properties; Sufficiency of Assets. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole, the Company Group and, to the Knowledge of Sellers, each Joint Venture Entity has good and valid title to, or, if applicable, valid leasehold interests in, or valid license or right to use, all of such Person’s assets (including the Vessels), in each case as such property is currently being used as of the Execution Date, free and clear of all Liens other than Permitted Encumbrances. The properties, assets, interests and rights owned, licensed, or leased by the Company Group and, to the Knowledge of Sellers, the Joint Venture Entities include all properties, assets, interests and rights (i) primarily used or held for use in connection with the conduct of the Business as currently conducted as of the Execution Date and (ii) necessary and sufficient for the continued conduct of

55 the Business after the Closing in substantially the same manner as conducted during the twelve (12) months prior to the Execution Date. Section 3.15 Vessels. Section 3.15 of the Sellers Disclosure Schedule is a complete and accurate list and description of all of the Company Group’s or the Joint Venture Entities’ ownership interest in any vessel as of the Execution Date (each a “Vessel” and collectively, “Vessels”), including each Vessel’s name, owner, charterer attached to it, its manager, International Maritime Organization number, flag state, vessel type, date built, capacity (dwt), gross tonnage and class. (a) Each Vessel is properly registered in the name of the Company Group Member or, to the Knowledge of Sellers, Joint Venture Entity that owns such Vessel as described in Section 3.15 of the Sellers Disclosure Schedule under and pursuant to the applicable Laws of each Vessel’s flag state, and all Liabilities due and payable in connection with such registration have been paid. (b) Each Vessel has been maintained in accordance with internationally accepted standards for good ship maintenance and is in good operating order, condition and repair and is seaworthy. (c) Each Vessel is not: (i) under arrest or otherwise detained; (ii) other than in the Ordinary Course, in possession of any Person other than such Vessel’s master and crew; or (iii) subject to any Liens, other than Permitted Encumbrances. (d) Each Vessel is supplied with valid and up-to-date safety, safety construction, safety equipment, radio, load line, health, tonnage, trading and other certificates or documents as required under any applicable Law and internationally accepted standards for good ship management and operations. (e) None of the Vessels are blacklisted by any nation or international organization where such Vessel is intended to operate. (f) None of the Vessels are undergoing, or scheduled for in the next six (6) months, dry-docking or material maintenance outside of the Ordinary Course. (g) There are no outstanding options, preemptive rights or other rights to purchase, rights of first refusal or similar rights applicable to any Vessel. Section 3.16 Environmental Matters. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole:

56 (a) The Company Group (and, to the Knowledge of Sellers, the Joint Venture Entities) and Vessels are, and for the past three (3) years have been, in compliance with any and all applicable foreign, federal, state and local Laws and regulations, including applicable IMO and MARPOL conventions, relating to pollution or the protection of the environment, natural resources, occupational safety and health (as it relates to the handling of, or exposure to, Hazardous Materials), or imposing liability or standards of conduct concerning the generation, use, handling, storage, management, transportation, disposal or the actual or threatened Release of, or exposure to, any Hazardous Materials (“Environmental Laws”). (b) Each of member the Company Group (and, to the Knowledge of Sellers, each Joint Venture Entity) and the Vessels (i) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted (“Environmental Permits”) and (ii) is in compliance with all terms and conditions of, and, to the extent applicable, has filed timely application to renew, all such Environmental Permits. (c) There has been no Release of any Hazardous Materials by the Company Group (or, to the Knowledge of Sellers, by the Joint Venture Entities) or, to the Knowledge of Sellers, from any of the Vessels for which the Company Group or any Joint Venture Entity is or would be reasonably likely to become liable under Environmental Laws, the subject of which remains unresolved. (d) The Company Group (and, to the Knowledge of Sellers, each of the Joint Venture Entities) has not entered into or agreed to and the Vessels are not subject to any consent order, decree or Contract with any Governmental Authority, or as of the Execution Date, is subject to or has received any written notice of violation, in each case relating to liability under any Environmental Law, the subject of which remains unresolved. (e) There are no Liens, written notices or Proceedings pending or, to the Knowledge of Sellers, threatened, with respect to the Vessels or the Company Group (or, to the Knowledge of Sellers, the Joint Venture Entities) regarding any actual or potential liability under, violation of, or non-compliance with, any Environmental Law or Environmental Permit other than any liability, violation or non-compliance that has not been resolved in accordance with Environmental Laws. (f) The Company Group (and, to the Knowledge of Sellers, each Joint Venture Entity) has not assumed, undertaken, or provided an indemnity with respect to, any liability or corrective or remedial obligation of any other Person relating to Environmental Laws. Sellers have made available for inspection to Purchaser true and correct, in all material respects, copies and results of any material reports, data, investigations, audits, assessments, material governmental correspondence, studies, analyses, tests or monitoring in the possession of or reasonably available to any Seller or Company Group Member pertaining to: (i) any unresolved liabilities of the Company Group, the Joint Venture Entities or the Vessels under Environmental Law; (ii) any Release of Hazardous Materials from the Vessels or by any Company Group Member or Joint Venture Entity or at any property currently or formerly owned, operated or leased by any Company Group Member or Joint Venture Entity; or (iii) the Vessels’, the Company Group’s and the Joint Venture Entities’ compliance with applicable Environmental Laws.

57 Section 3.17 Company Group Material Contracts. (a) Section 3.17(a) of the Sellers Disclosure Schedule contains a complete and accurate list, as of the Execution Date, of each Contract to which any Company Group Member is party or by which any of them or any of their properties or assets may be bound or affected that is in effect as of the Execution Date and that falls in one or more of the following categories (collectively, whether or not scheduled, the “Company Group Material Contracts”): (i) any Contract containing covenants binding upon any Company Group Member that restrict during any period of time the ability of any Company Group Member to compete, solicit or engage in any business or geographical area; (ii) any Contract containing any “most favored nations,” exclusivity or similar right or undertaking in favor of any party other than the Company Group with respect to any material goods or services purchased or sold by the Company Group and that would bind Purchaser or any of its Subsidiaries from and following the Closing Date; (iii) any Contract with any third party which provides operating and maintenance, asset management or other similar project-level services to any Company Group Member and that involved payments by any Company Group Member during the year ended December 31, 2021 in excess of $1,000,000 in the aggregate; (iv) any (A) material warranty agreement or performance guarantee Contract, (B) operation and maintenance Contract with reference to a Vessel, and (C) asset management Contract with reference to a Vessel; (v) any lease, sublease or similar Contract with any Person under which any of the Company Group Members is a lessor or sublessor of, or makes available for use to any Person, any interests in real property; (vi) any Contract for the purchase, sale or other transfer or disposition of any (A) Equity Securities or (B) asset or collection of assets that would reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole (including when aggregated with other similar Contracts for the purchase or sale of assets or collection of assets); (vii) any Contract (A) for Intellectual Property that is material to the conduct of the Business as currently conducted as of the Execution Date and is licensed to the Company Group (other than license agreements for commercially-available “off-the- shelf” software on generally standard terms and conditions involving annual fees of less than $100,000) or (B) under which the Company Group has granted a right with respect to Intellectual Property that is material to the conduct of the Business as currently conducted as of the Execution Date (other than non-exclusive licenses granted in Ordinary Course); (viii) any Contract involving the payment of more than $1,000,000 in the calendar year ended December 31, 2022, or would reasonably be expected to provide for the payment of more than $1,000,000 in the aggregate in respect of the Company Group’s business in the calendar year ended December 31, 2022, or any future year that is not

58 terminable at will by the Company Group (or by Purchaser following the Closing Date) on less than sixty (60) days’ notice without penalty; (ix) any charter or subcharter for any Vessel; (x) any Contract relating to any Indebtedness of any of the Company Group Members; (xi) any Contract under which (A) any Person has directly or indirectly guaranteed or assumed Indebtedness, liabilities or obligations of the Company Group, (B) any Company Group Member has directly or indirectly guaranteed or assumed Indebtedness, liabilities or obligations of another Person in excess of $1,000,000 in the aggregate or (C) a Lien on any property, assets or Equity Securities of any Company Group Member is created or granted; (xii) any Contract or other document setting forth any settlement or compromise of any suit, claim, Proceeding or dispute relating to any of the Company Group Members in excess of $350,000; (xiii) any Contract establishing or providing for any material partnership, strategic alliance, joint venture or material collaboration (including with any Joint Venture Entity); (xiv) any Contract requiring capital expenditures in excess of $1,000,000 in the aggregate; (xv) any Contract for which the primary purpose is the indemnification of any Person; (xvi) any Contract between a Company Group Member, on the one hand, and an Affiliate of any Company Group Member (other than a Contract solely between or among the Company Group), on the other hand; (xvii) any other Contract not made in the Ordinary Course that is material to the conduct of the Business as currently conducted as of the Execution Date; and (xviii) any currency, interest rate or other hedge, swap or other derivative Contract. (b) Each Company Group Material Contract is valid, binding and in full force and effect and is enforceable by and against the Company Group (as applicable) in accordance with its terms, except as enforceability may be limited by the Bankruptcy and Equity Exception. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole, (1) each Company Group Member has performed all obligations required to be performed by it under the Company Group Material Contracts to which it is a party and is not in breach of or default thereunder and (2) as of the Execution Date, no Company Group Member has received written notice of the existence of any event or condition which constitutes or, after notice or lapse of time or both, would constitute, a default on the part

59 of such Company Group Member under any Company Group Material Contract. To the Knowledge of Sellers, no other party to any Company Group Material Contract is in breach of or default thereunder in any respect that would reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole. (c) Sellers have made available to Purchaser a true and correct copy of each Company Group Material Contract and, to the Knowledge of Sellers, a true and correct copy of each Joint Venture Contract. (d) Each Project Revenue Contract that Sellers have made available to Purchaser (each, a “Subject Project Revenue Contract”) is valid, binding and in full force and effect and is enforceable by and against the applicable Affiliate of NFE (each, an “NFE Project Affiliate”) in accordance with its terms, except as enforceability may be limited by the Bankruptcy and Equity Exception. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each NFE Project Affiliate has performed all obligations required to be performed by it under the Subject Project Revenue Contracts to which it is a party and is not in breach of or default thereunder and (ii) as of the Execution Date, no NFE Project Affiliate has received written notice of the existence of any event or condition which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of such NFE Project Affiliate under any Subject Project Revenue Contract. To the Knowledge of Sellers, no other party to any Subject Project Revenue Contract is in breach of or default thereunder in any respect that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Sellers have made available to Purchaser a true and correct copy of each Subject Project Revenue Contract. Section 3.18 Joint Venture Agreements. (a) Each agreement pursuant to which any Joint Venture Entity is a party (the “Joint Venture Contracts”) is valid and binding on the applicable Joint Venture Entity, and to the Knowledge of Sellers, each other party thereto, and is in full force and effect, (b) the applicable Joint Venture Entity, and, to the Knowledge of Sellers, any other party thereto, has performed all obligations required to be performed by it under each Joint Venture Contract in all material respects, (c) as of the Execution Date, none of the Joint Venture Entities has received written notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of such Joint Venture Entity under any Joint Venture Contract, except where such default would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Entities, taken as a whole, and (d) to the Knowledge of Sellers, there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute, a default on the part of any counterparty under such Joint Venture Contract, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (e) to the Knowledge of Sellers, no Joint Venture Entity to a Joint Venture Contract is, insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding and (f) there are no disputes under any Joint Venture Contract, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.19 Insurance Policies. Each Company Group Member (and, to the Knowledge of Sellers, each Joint Venture Entity) carries or is entitled to, and for the past three (3) years has carried or been entitled to, the benefits of insurance policies, with financially sound and

60 reputable insurers, in such amounts and covering such risks as are generally maintained by companies of established repute engaged in the same or similar business. All such insurance policies are in full force and effect, all premiums due thereon have been paid in full, the Company Group (and, to the Knowledge of Sellers, each Joint Venture Entity) is not in material breach or material default thereunder nor has it failed to give due and timely notice of any material claim or occurrence under any such insurance policy, no such insurance claim has been disputed or denied by the applicable insurer, no such claim has been made or pending under any such insurance policy as to which any insurer in respect of any such insurance policy has made any reservation of rights or refused to cover all or any portion of such claim and during the twelve (12) months prior to the Execution Date no notice of cancellation or termination has been received by the Company Group (or, to the Knowledge of Sellers, the Joint Venture Entities) with respect to any such insurance policy. Such insurance policies are sufficient for compliance with all applicable laws and all material Contracts to which any Company Group Member (or, to the Knowledge of Sellers, any Joint Venture Entity) is bound in all material respects. Sellers have made available to Purchaser a true and correct copy of each such insurance policy with a coverage period in effect as of the Execution Date. Section 3.20 Sanctions and Export Controls. (a) None of the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity) or any employee, director or officer of the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity) (i) (A) is a Person that is currently or has been (within the past five (5) years) at the time such Person was an employee, director or officer of the Company Group or any Joint Venture Entity (as applicable), the target of any trade, economic or financial sanctions Laws, regulations, embargoes or restrictive measures administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union and its member states, the United Kingdom (including sanctions administered or enforced by Her Majesty’s Treasury), Switzerland, or Singapore (collectively, “Sanctions”); (B) is a Person that is or has been (within the past five (5) years) at the time such Person was an employee, director or officer of the Company Group or any Joint Venture Entity (as applicable), listed on any Sanctions-related list of designated or blocked persons; (C) is controlled or fifty percent (50%) or more owned by a Sanctioned Country or any Person that is currently the target of Sanctions or listed on any Sanctions-related list of designated or blocked persons (collectively, such persons, “Sanctioned Persons”), (ii) is or has been (within the past five (5) years) at the time such Person was an employee, director or officer of the Company Group located, organized or resident in (A) a country or territory that is (or was at such time) subject to comprehensive Sanctions (currently, Crimea, Cuba, Iran, North Korea, Syria, and those portions of the Donetsk People’s Republic or Luhansk People’s Republic regions (and such other regions) of Ukraine over which any Sanctions authority imposes comprehensive Sanctions), or (B) a country or territory whose government is (or was at such time) the subject of Sanctions that broadly prohibit dealings with the government of that country or territory (currently, Venezuela and Russia) (collectively the countries and territories referred to in sub-clauses (ii)(A) and (B), “Sanctioned Countries” and each, a “Sanctioned Country”). None of the Company Group, or to the Knowledge of Sellers, any Joint Venture Entity or any employee, director, officer or, to the Knowledge of Sellers, agent of the Company Group or, to the Knowledge of Sellers, any Joint Venture Entity (in each case in its

61 capacity as such) (within the past five (5) years) (x) has violated any applicable Sanctions in any material respects, (y) has directly or indirectly engaged in any dealings or transactions with or for the benefit of a Person that was, at such time, a Sanctioned Person, or with or in a country or territory that was, at such time, a Sanctioned Country, where such dealings or transactions would have violated said Sanctions in any material respects, or (z) have any plans to increase its dealings or transactions with or for the benefit of Sanctioned Persons, or with or for the benefit of or in Sanctioned Countries, where such dealings or transactions would result in a violation of said Sanctions. (b) None of the Company Group or, to the Knowledge of Sellers, any Joint Venture Entity or any employee, director, officer or, to the Knowledge of Sellers, agent of the Company Group or, to the Knowledge of Sellers, Joint Venture Entity is currently the target of or, in each case in its capacity as such, engaged in any activity in violation of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) in any material respects. (c) None of the Company Group or, to the Knowledge of Sellers, any Joint Venture Entity or any employee, director, officer or, to the Knowledge of Sellers, agent of the Company Group or any Joint Venture Entity has during the past five (5) years violated any Ex-Im Laws in any material respects. (d) There are no, and during the past two (2) years there have not been, any internal or external investigations, audits, actions or proceedings pending, or any voluntary or involuntary disclosures made to a Governmental Authority, with respect to any apparent or suspected violation by the Company Group, or to the Knowledge of Sellers, any Joint Venture Entity or any employee, director or officer of the Company Group or, to the Knowledge of Sellers, Joint Venture Entity, with respect to any Sanctions or Ex-Im Laws. Section 3.21 Anti-Corruption. (a) None of the Company Group or any employee, director or officer of the Company Group (or, to the Knowledge of Sellers, any Joint Venture Entity or any employee, director or officer of any Joint Venture Entity), or to the Knowledge of Sellers, any agent of the Company Group or any Joint Venture Entity, in each case in its capacity as such, has during the past five (5) years, directly or indirectly: (i) taken any action, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, the Brazilian Anti- Corruption Act Law no. 12,846 or any other Anti-Corruption Law, and the Company Group (and, to the Knowledge of Sellers, each Joint Venture Entity) has instituted and maintained policies and procedures that are reasonably designed to ensure compliance therewith, (ii) offered, made, authorized, promised to pay, solicited or received any unlawful payment or money or other item of value to or from any Governmental Official, (iii) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity or (iv) made any payment in the nature of criminal bribery. (b) There are no, and during the past five (5) years there have not been, any internal or external investigations, audits, actions or proceedings pending, or any voluntary or involuntary disclosures made to a Governmental Authority, with respect to any apparent or

62 suspected violation by the Company Group, or to the Knowledge of Sellers, any Joint Venture Entity or any employee, director or officer of the Company Group or Joint Venture Entity or, to the Knowledge of Sellers, any agent of the Company Group or Joint Venture Entity providing services with respect to the Vessels with respect to any Anti-Corruption Law. Section 3.22 Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of any Seller, any Company Group Member or any Joint Venture Entity, except for Persons, if any, whose fees, commissions or expenses will be paid by Seller (and any none of Purchaser, any Company Group Member or any Joint Venture Entity will have any Liability with respect to such fees, commissions or reimbursement obligations made by or on behalf of any Seller, any Company Group Member or any Joint Venture Entity from and after the Closing). Section 3.23 Bank Accounts. Section 3.23 of the Sellers Disclosure Schedule sets forth a complete and accurate list, as of the Execution Date, of (a) the name of each financial institution in which any Company Group Member has borrowing or investment agreements, deposit or checking accounts or safe deposit boxes and (b) the types of those arrangements and accounts, including, as applicable, names in which accounts or boxes are held, the account or box numbers and the name of each Person authorized to draw thereon or have access thereto (the accounts described in Section 3.23 of the Sellers Disclosure Schedule, the “Company Group Bank Accounts,” and such Persons so authorized with respect thereto, the “Company Group Signatories”). Section 3.24 Bonds, Letters of Credit and Guarantees. Section 3.24 of the Sellers Disclosure Schedule sets forth a complete and accurate list, as of the Execution Date, of all bonds, letters of credit, guarantees or other credit support posted or entered into by or on behalf of any Seller, any Company Group Member or any of their respective Affiliates, or, to the Knowledge of Sellers, the Joint Venture Entities, in connection with the ownership or operation of the Business as currently conducted as of the Execution Date. Section 3.25 No Other Representations or Warranties. Except for the representations and warranties made by Sellers in this Article III, neither of the Sellers nor any other Person makes any other express or implied representation or warranty with respect to Sellers, the Company Group or any Company Group Member, any Joint Venture Entities, or any of their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Purchaser or any of its Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing, and Purchaser acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties made by Sellers in this Article III, neither of Sellers nor any other Person makes or has made any express or implied representation or warranty to Purchaser or any of its Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company Group or its businesses, (b) any judgment based on actuarial principles, practices or analyses by any Person or as to the future satisfaction or outcome of any assumption or otherwise concerning reserves for losses, loss adjustment expenses or uncollectible reinsurance or (c) any oral or written information presented

63 to Purchaser or any of its Representatives in the course of their due diligence investigation of the Company Group, the negotiation of this Agreement or the course of the Transactions. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to Sellers, as of the Execution Date and as of the Closing Date (except with respect to those representations and warranties that are made as of a certain date, with respect to which Purchaser represents and warrants to Sellers solely as of such date), as follows: Section 4.01 Organization; Standing. Purchaser is an exempted company incorporated with limited liability under the laws of the Cayman Islands duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Purchaser has all requisite power and authority necessary to carry on its business as it is now being conducted and to own, lease and operate its assets and properties, except (other than with respect to the due organization and valid existence of Purchaser) as would not reasonably be expected to impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions by Purchaser. Section 4.02 Capitalization. As of the Execution Date, the Company is a direct wholly owned Subsidiary of Purchaser and Purchaser owns one hundred percent (100%) of the issued and outstanding Equity Securities of the Company (such Equity Securities issued and outstanding as of the Execution Date, the “Execution Date Company Interests”), and effective as of immediately prior to Closing, the Equity Securities of the Company that are issued or outstanding shall consist of only the Equity Securities of the Company contemplated by Section 2.01(a) and no other Equity Securities (the “Closing Date Company Interests”). All of the Execution Date Company Interests have been duly authorized and validly issued in accordance with the Organizational Documents of the Company, are fully paid and nonassessable, and are free of preemptive rights. Other than the Execution Date Company Interests and, effective as of immediately prior to Closing, the Closing Date Company Interests, except as set forth in the Operating Agreement there are (a) no outstanding shares of capital stock of, or other Equity Securities or voting interests in, the Company, (b) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other Equity Securities or voting interests in, the Company, (c) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other Equity Securities or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other Equity Securities or voting interests in, the Company, (d) no obligations of any member of the Purchaser Group to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other Equity Securities or voting interests in, the Company (the Execution Date Company Interests and, effective as of Closing, the Closing Date Company Interests, together with the items in clauses (a), (b), (c) and (d) being referred to collectively as the “Company Securities”) and (e) no other obligations by any member of the Purchaser Group to make any payments based on the price or value of any Company Securities or dividends paid thereon. Except as set forth in the Operating Agreement, there are no outstanding agreements or instruments of any kind that obligate any member of the Purchaser Group to

64 repurchase, redeem or otherwise acquire any Company Securities (or obligate any member of the Purchaser Group to grant, extend or enter into any such agreements relating to any Company Securities) or that grant any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. Except for the Operating Agreement when executed and delivered by Purchaser and any documents relating to the Debt Financing, no member of the Purchaser Group is party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. Except as set forth in the Operating Agreement, no holder of Company Securities has any right to have such securities registered by any member of the Purchaser Group. Except as disclosed on Section 4.02 of the Sellers Disclosure Schedule and for Holdco Pledgor, Borrower and Floating Infrastructure Management LLC, a Delaware limited liability company (“ManagementCo”), as of the Execution Date, the Company has no direct or indirect Subsidiaries and, as of immediately prior to Closing, the Company will have no direct or indirect Subsidiaries other than Holdco Pledgor, Borrower, ManagementCo and the Persons disclosed on Section 4.02 of the Sellers Disclosure Schedule (if any). Section 4.03 Authority; Noncontravention. (a) Each member of the Purchaser Group has all necessary power and authority to execute, deliver and perform its obligations under this Agreement (to the extent parties hereto) and the Transaction Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each member of the Purchaser Group of this Agreement (to the extent parties hereto) and each Transaction Document to which such Person is a party (or will be a party once executed), and the consummation by such Person of the transactions contemplated hereby and thereby have been duly and unanimously authorized and approved by the applicable member of the Purchaser Group, and no other entity action on the part of any member of the Purchaser Group is necessary for the Purchaser Group to authorize the execution, delivery and performance, as applicable, by the Purchaser Group of this Agreement (to the extent parties hereto) or any Transaction Document and the consummation by each member of the Purchaser Group of the transactions contemplated hereby or thereby (including the Transactions). This Agreement and each of the Transaction Documents has been duly executed and delivered (or, if executed at a later date, will be duly executed and delivered) by each member of the Purchaser Group (to the extent such Persons are signatories thereto) and, assuming due authorization, execution and delivery hereof by Sellers, constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser and, assuming due authorization, execution and delivery thereof by Sellers, the Acquired Entities and the other parties thereto, constitutes (or will constitute) a legal, valid and binding obligation of each member of the Purchaser Group (to the extent such Persons are signatories thereto), enforceable against such Person in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to the Bankruptcy and Equity Exception. (b) None of (i) the execution and delivery of this Agreement or the Transaction Documents by the Purchaser Group, (ii) the consummation by the Purchaser Group of the transactions contemplated hereby and thereby (including the Transactions), or (iii) the

65 performance or compliance by the Purchaser Group with any of the terms or provisions hereof or under the Transaction Documents, will (A) contravene, conflict with or violate any provision (1) of the Organizational Documents of any member of the Purchaser Group or their respective Subsidiaries or (B) assuming (1) that the representations and warranties of Sellers set forth in Section 3.04(b) are true and correct in all material respects, (2) that the authorizations, consents and approvals referred to in Section 4.04 are obtained and (3) that the filings referred to in Section 4.04 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (1) through (3), prior to the Closing, (x) violate any Law applicable to the Purchaser Group or any of their respective Subsidiaries, (y) violate or constitute a breach of or default (with or without notice or lapse of time or both) under any of the terms, conditions or provisions of any Contract to which any member of the Purchaser Group or any of their respective Subsidiaries is a party or by which any of the assets or properties of any member of the Purchaser Group or any of their respective Subsidiaries, as applicable, are bound, or give rise to any right to terminate, cancel, amend, modify or accelerate the Purchaser Group’s rights or obligations under any such Contract or (z) result in the creation of any Lien on any properties or assets of the Purchaser Group or their respective Subsidiaries, except, in the case of clause (B), as would not reasonably be expected to impair in any material respect the ability of any member of the Purchaser Group to perform its obligations under this Agreement or under the Transaction Documents or prevent or materially delay the consummation of the Transactions by Purchaser. Section 4.04 Governmental Approvals. Except for (a) compliance with the applicable requirements of the Exchange Act, (b) compliance with the rules and regulations of the Nasdaq, and (c) the filing of appropriate documents with the relevant authorities of other jurisdictions in which Purchaser or any of its Subsidiaries is qualified to do business, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, or notification to, or waiver from, any Governmental Authority is necessary for the execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and the consummation by Purchaser of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations, registrations, notifications or waivers that, if not obtained, made or given, would not reasonably be expected to impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions by Purchaser. Section 4.05 Financing. As of the Execution Date, Purchaser has delivered to Sellers complete and accurate copies of (a) the executed debt commitment letter, among Purchaser and the Debt Financing Sources parties thereto (the “Lenders”) (including all exhibits, schedules and annexes thereto, as may be amended or modified in accordance with the terms hereof, collectively, the “Debt Financing Commitments”), pursuant to which the Debt Financing Sources party thereto have committed, subject to the terms and conditions thereof, to provide or cause to be provided the debt amounts set forth therein (the “Debt Financing”) for the purposes of funding a portion of the transactions contemplated by this Agreement and related fees and expenses and the refinancing of the Specified Closing Date Indebtedness, and (b) the executed equity commitment letters, dated as of the date hereof, among Purchaser and the other parties thereto (including all exhibits, schedules and annexes thereto, the “Equity Financing Commitments,” and, together with the Debt Financing Commitments, the “Financing Commitments”) pursuant to which each such other party (the “Equity Investors”) has committed, subject to the terms and conditions thereof, to invest the cash amount set forth therein (the “Equity Financing,” and together with the

66 Debt Financing, the “Financing”). As of the date hereof, none of the Financing Commitments has been amended or modified. To the Knowledge of Purchaser, no such amendment or modification is contemplated (other than to (i) add any additional agents or other financial institutions to the Debt Financing Commitments as provided for therein or (ii) increase the amount of Equity Financing available under the Equity Financing Commitments.) Except for fee letters, complete copies of which have been provided to Sellers, with only fee amounts, “market flex” provisions, pricing terms, pricing caps and other commercially sensitive terms redacted in a manner customary for transactions of the type contemplated by this Agreement; provided that Purchaser represents and warrants that the “market flex” provisions and other redacted terms in such fee letters do not permit the imposition of any new conditions (or the expansion of any existing conditions) or modify any conditions with respect to the Debt Financing or any reduction in the amount of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into account the amount of the Equity Financing) and do not otherwise adversely affect the conditionality, enforceability or termination of the Debt Financing or the availability of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into account the amount of the Equity Financing). As of the date hereof, there are no side letters or contracts to which Purchaser is a party that impose conditions to, affect the availability of the Financing Commitments below the amount required to satisfy the Financing Uses or modify, amend or expand the conditions to the funding of the Financing or the transactions contemplated hereby other than as expressly set forth in the Financing Commitments delivered to Sellers prior to the date hereof. As of the date hereof, Purchaser has fully paid any and all commitment or other fees in connection with the Financing Commitments that are due and payable on or prior to the date hereof. As of the date hereof, each of the Equity Financing Commitments, in the form so delivered, is in full force and effect, and is a legal, valid, binding and enforceable obligation of the parties thereto, subject to the Bankruptcy and Equity Exception. As of the date hereof, each of the Debt Financing Commitments, in the form so delivered, is in full force and effect and is a legal, valid, binding and enforceable obligation of Purchaser and, to the Knowledge of Purchaser, each of the other parties thereto, subject in each case to the Bankruptcy and Equity Exception. As of the date hereof, the Financing Commitments have not been terminated, reduced, withdrawn or rescinded, no party to any Financing Commitment has notified Purchaser in writing of its intention to terminate, reduce, withdraw or rescind the Financing Commitment or to not provide such Person’s portion of the Financing in full and, to the Knowledge of Purchaser, no such termination, reduction, withdrawal or rescission or intention to not provide the Financing is contemplated. There are no conditions precedent or other contingencies related to the funding or investing, as applicable, of the full amount of the Financing, other than as expressly set forth in the Financing Commitments delivered to Sellers prior to the date hereof (including any “market flex” provisions applicable to the Financing Commitments). As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would (i) constitute a default or breach on the part of Purchaser or, to the Knowledge of Purchaser, any other party thereto under any term of or condition to any of the Financing Commitments, (ii) constitute a failure to satisfy a condition precedent on the part of Purchaser or, to the Knowledge of Purchaser, any other party thereto, or (iii) result in any portion of the Financing Commitments in at least the amount required to satisfy the Financing Uses being unavailable on the Closing Date. Subject to the terms and conditions of the Financing Commitments, and subject to the terms and conditions of this Agreement, assuming the Financing is funded and/or invested in accordance with the Financing Commitments, Purchaser will have on the Closing Date sufficient cash funds to satisfy the Financing Uses. Purchaser affirms that it is

67 not a condition to the Closing or any of its other obligations under this Agreement that Purchaser obtain the Financing. Section 4.06 Solvency. Assuming (a) that the conditions to the obligation of Purchaser to consummate the Transactions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction of those conditions), and (b) (i) the accuracy of the representations and warranties set forth in Article III and (ii) the performance by Sellers and the Acquired Entities of the covenants and agreements contained in this Agreement, then immediately after giving effect to the consummation of the Transactions, Purchaser and its Subsidiaries, on a consolidated basis, will be Solvent at, as of and immediately after the Effective Time. For purposes of this Section 4.06, “Solvent” shall mean, with respect to Purchaser and its Subsidiaries, on a consolidated basis, that: (w) the fair value of the assets of Purchaser and its Subsidiaries, on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Purchaser and its Subsidiaries, on a consolidated basis, (x) the present fair saleable value of the property of Purchaser and its Subsidiaries, on a consolidated basis, will be greater than the amount that will be required to pay the probable liability of Purchaser and its Subsidiaries, on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (y) Purchaser and its Subsidiaries, on a consolidated basis, will be able to pay its debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (z) Purchaser and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date. Section 4.07 Acquisition of Interests for Investment. Purchaser has such knowledge and experience in financial and business matters, and is capable of evaluating the merits and risks of Purchaser’s purchase of the Interests. Purchaser confirms that Sellers have made available to Purchaser and its agents the opportunity to ask questions of Sellers and the officers and management employees of the Company Group as well as access to the documents, information and records of the Company Group and the Interests and to acquire additional information about the business and financial condition of the Company Group and the Interests, and Purchaser confirms that it has made an independent investigation, analysis and evaluation of the Company Group and its properties, assets, business, financial condition, prospects, documents, information and records. Purchaser is acquiring the Interests for its own use and account and not as a nominee or agent, for investment purposes, not with a view toward any resale or distribution. Purchaser acknowledges that the Interests have not been registered under the Securities Act or any state securities Laws, and agrees that the Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under the Securities Act, in each case, to the extent applicable. Section 4.08 Litigation. As of the Execution Date, there is no Proceeding pending or, to the Knowledge of Purchaser, threatened against Purchaser or any of its Subsidiaries, that would reasonably be expected to impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions by Purchaser.

68 Section 4.09 Purchaser Guarantee. Concurrently with the execution of this Agreement, the Guarantors have delivered to Sellers the Purchaser Guarantee. Section 4.10 Brokers and Other Advisors. Except as set forth on Section 4.10 of the Sellers Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of Purchaser or any of its Subsidiaries (excluding the Company Group and the Joint Venture Entities), except for Persons, if any, whose fees and expenses will be paid by Purchaser (and Sellers will not have any Liability with respect to such fees, commissions or reimbursement obligations made by or on behalf of Purchaser or any of such Subsidiaries). Section 4.11 Status Under Sanctions. None of Purchaser or any of its Subsidiaries, nor any director, officer or employee of Purchaser or its Subsidiaries, is (a) a Sanctioned Person; or (b) located, organized or resident in a Sanctioned Country. Section 4.12 No Other Representations or Warranties. Notwithstanding anything to the contrary contained in this Agreement, Sellers acknowledge and agree that neither Purchaser, nor any Affiliate or Representative of Purchaser, has made or is making any representation or warranty relating to Purchaser whatsoever, express or implied, beyond those expressly given by Purchaser in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Purchaser furnished or made available to Sellers or any of its Representatives and that Sellers have not relied on any such other representation or warranty not set forth in Article IV. Without limiting the generality of the foregoing, Sellers acknowledge that, other than as set forth in Article IV, no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or other information that may have been made available to Sellers or any of their Representatives and that Sellers have not relied on any such other representation or warranty not set forth in Article IV. ARTICLE V ADDITIONAL COVENANTS AND AGREEMENTS Section 5.01 Conduct of Business. (a) Except as expressly provided by this Agreement, as set forth in Section 5.01(a) of the Sellers Disclosure Schedule, as may be required by applicable Law or as expressly consented to in writing by Purchaser, from the Execution Date until the Closing (the “Pre-Closing Period”), Sellers shall cause the Company Group (and shall direct the Joint Venture Entities) to use commercially reasonable efforts to (i) conduct such Person’s business in the Ordinary Course in all material respects, (ii) preserve such Person’s assets, (iii) maintain the goodwill and reputation of such Person’s respective businesses (including the Business) in all material respects and (iv) maintain each insurance policy with a coverage period in effect as of the Execution Date in full force and effect and timely report any pending or potential claim to the applicable insurer under each such insurance policy; provided that this Section 5.01(a) shall not prohibit any of the Company Group Members or Joint Venture Entities from taking commercially reasonable actions outside of the Ordinary Course in response to changes or developments resulting from COVID-19

69 or any COVID-19 Measures, or in response to changes or developments resulting from the Ukraine Events or any Ukraine Measures; provided, further, however, that prior to taking any such action outside of the Ordinary Course, Sellers shall cause the Company Group to consult with Purchaser and consider in good faith the views of Purchaser regarding any such proposed action. Subject to the confidentiality and privilege procedures set forth in Section 5.05, prior to Closing, Sellers shall provide prompt written notice to Purchaser upon the occurrence of any of the following during the Pre-Closing Period: (1) a Vessel suffers a Casualty Event (and such written notice shall include (x) Sellers’ good faith estimate and calculation of the Casualty Loss relating thereto and (y) any documentation or information in Sellers’ or the Company Group’s possession that support such estimate), (2) Sellers’ or the Company Group’s receipt of any written notice from a third party or Governmental Authority (x) alleging a material (A) breach of any Company Group Material Contract or Joint Venture Contract or (B) violation of Law or Permit, (y) asserting a force majeure event any Company Group Material Contract or Joint Venture Contract or (z) terminating or threatening to terminate any Company Group Material Contract or Joint Venture Contract or (3) Sellers, any Company Group Member, any Joint Venture Entity or any Vessel become subject to any Proceeding that, if known as of the Execution Date, would have been required to be listed on Section 3.08 of the Sellers Disclosure Schedule. Prior to Closing, Sellers shall use commercially reasonable efforts to cause the applicable Company Group Members to make the Required Capital Expenditures. (b) Without limiting the generality of Section 5.01(a), and except for (x) as otherwise expressly provided in this Agreement, (y) as set forth in Section 5.01(b) of the Sellers Disclosure Schedule, or (z) as expressly consented to in writing by Purchaser (with respect to clauses (viii), (xi), (xiii) or (xiv)(A), such consent not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Sellers shall not, and shall cause the Company Group (and direct the Joint Venture Entities) not to: (i) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, (x) any Vessel (other than entering into a charter for a term of six (6) months or less in the Ordinary Course or entering into a Permitted Subcharter (provided that Sellers shall keep Purchaser reasonably informed with respect to the evaluation, negotiation and execution of such charters or Permitted Subcharters and consider in good faith any reasonable comments or concerns raised by Purchaser with respect thereto) or Permitted Encumbrances) or (y) any other asset or any Spare Parts listed on Section 3.06(e) of the Sellers Disclosure Schedule (other than in the Ordinary Course or Permitted Encumbrances); (ii) (A) issue, sell, transfer, pledge or dispose of any Equity Securities in any Company Group Member or any Joint Venture Entity, (B) split, combine, reclassify, redeem, repurchase, acquire (directly or indirectly) or encumber any Equity Securities in any Company Group Member or any Joint Venture Entity, or (C) declare, set aside or pay any distribution in respect of any outstanding capital stock of, or other Equity Securities in, or other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of specific events) into or exchangeable for any Equity Securities of, any Company Group Member or any Joint Venture Entity;

70 (iii) make or authorize capital expenditures exceeding $2,000,000 in the aggregate (which for the avoidance of doubt shall not include any amounts reimbursed in respect thereof by a third party); (iv) other than transactions solely between or among Company Group Members, (A) make any acquisition (including by merger or amalgamation) of the Equity Securities or assets of any other Person for consideration (including the assumption of Liabilities) in excess of $250,000 for any such acquisition or $500,000 in the aggregate for all such acquisitions or (B) sell or lease to any Person, in a single transaction or series of related transactions, any of its properties or assets whose value or purchase price exceeds $2,000,000 in the aggregate; (v) change in any material respect its accounting policies or procedures, except insofar as may be required (A) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, or (B) by Law, including Regulation S-X under the Securities Act; (vi) (A) amend any Organizational Document of GMLP or Hygo, (B) amend the Organizational Documents of any Company Group Member or (C) voluntarily consent to the amendment of any Organizational Document of any Joint Venture Entity, in each case, in any material respect or in any manner that would reasonably be expected to prevent or to impede, interfere with, hinder or delay in any material respect the consummation of the Transactions (with respect to each of clauses (A), (B) and (C), whether by merger, amalgamation, consolidation or otherwise); (vii) adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of any Company Group Member or any Joint Venture Entity; (viii) (A) enter into, amend, or modify any Company Group Material Contract or Joint Venture Contract in any material respect or waive or fail to exercise any material rights thereunder, (B) enter into any Contract that would limit or otherwise restrict the Company Group or any Joint Venture Entity or any of their respective successors, or any of their respective properties or assets, or that would, after the Effective Time, limit or otherwise restrict Purchaser or any of its Subsidiaries (including the Company Group) or the Joint Venture Entities or any of their respective successors, or any of their respective properties or assets, from engaging or competing in any line of business, in any geographic area or with any Person or (C) terminate, cancel, rescind or request any material change in any Company Group Material Contract or Joint Venture Contract, or (D) enter into or assume any Contract that if in effect on the date hereof would be such a Company Group Material Contract or Joint Venture Contract, including, in each of clauses (A) through (D), any Contract for any modification of any Vessel; (ix) directly or indirectly repurchase, prepay, incur or assume any Indebtedness, guarantee any Indebtedness or enter into any similar agreement in respect of Indebtedness (including the issuance of any debt securities, warrants or other rights to

71 acquire any debt security), except for (A) Indebtedness incurred in the Ordinary Course not to exceed $10,000,000 in the aggregate, (B) Indebtedness solely between or among Company Group Members, (C) Specified Closing Date Indebtedness or (D) refinancings or replacements of any such Indebtedness for borrowed money or agreements in respect of Indebtedness for borrowed money in the Ordinary Course; (x) grant any Lien (other than Permitted Encumbrances) on any of its assets other than to secure Indebtedness for borrowed money that is incurred pursuant to, and in accordance with, clause (ix) above; (xi) settle any Proceeding, in each case made or pending against any of the Company Group Members or any Joint Venture Entity, or any of their respective officers and directors in their capacities as such, other than the settlement of Proceedings which, in any event (A) is solely for monetary damages for an amount not to exceed $5,000,000 for any such settlement individually or $15,000,000 in the aggregate, (B) does not compromise or waive any material claims or rights of the Company Group or Joint Venture Entities, or (C) would not be reasonably expected to prohibit or restrict the Company Group or Joint Venture Entities from operating their business in the same manner in all material respects as operated on the Execution Date; (xii) except as required by Law, or as expressly provided for in the Specified Pre-Closing Actions, (A) make (if inconsistent with past practice), change or rescind any material election in respect of Taxes, (B) amend any material Tax Return, (C) extend or waive, or agree to extend or waive, any statute of limitation with respect to the assessment, determination or collection of any material amount of Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the Ordinary Course), (D) enter into a “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provision of applicable Law in respect of Taxes) with any Governmental Authority regarding any material Tax liability or assessment, (E) settle, resolve or otherwise dispose of any material claim or Proceeding relating to Taxes or surrender a right to a material Tax refund, or (F) change any material method of accounting for U.S. federal income or foreign tax purposes; (xiii) abandon, dispose of, or permit to lapse any material Intellectual Property owned by the Company Group or any Joint Venture Entity, or disclose any material trade secret or other material confidential information of the Company Group or any Joint Venture Entity in a manner that would result in the loss of confidentiality thereof; (xiv) (A) hire any employee outside the Ordinary Course as an employee of any Company Group Member, (B) establish, modify, adopt, or terminate any Company Plan, (C) make any change to the compensation, incentives or benefits payable or to become payable to any employee of any Company Group Member, (D) establish or become obligated under any collective bargaining agreement or other Contract with a labor union, works council, trade union or other representative of any employee of any Company Group Member or (E) transfer any employee of any Company Group Member or terminate the employment or service (other than for cause) of any employee of any Company Group Member;

72 (xv) cancel or materially reduce coverage under any insurance policy applicable to the Company Group or cause or consent to the cancellation or material reduction of coverage under any insurance policy applicable to any Joint Venture Entity; or (xvi) authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions. (c) Nothing contained in this Agreement is intended to give Purchaser, directly or indirectly, the right to control or direct the Company Group’s operations prior to the Effective Time. (d) Sellers shall cause the Company Group not to (i) enter into or materially modify any Joint Venture Contract, (ii) redeem, purchase, sell, transfer or otherwise acquire or dispose of, or offer to purchase, redeem, sell, transfer or otherwise acquire or dispose of, directly or indirectly, any Equity Securities convertible or exchangeable into or exercisable for any Equity Securities or any bonds, debentures, notes or other indebtedness of any Joint Venture Entity held by the Company Group, (iii) grant any Person any right or option to acquire any Equity Securities of any Joint Venture Entity held by the Company Group or (iv) enter into any Contract, understanding or arrangement with respect to the sale, voting, registration or repurchase of the Equity Securities of any Joint Venture Entity held by the Company Group. Section 5.02 Reasonable Best Efforts. (a) Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, Closing, including (A) complying at the earliest practicable date with any request under Regulatory Laws for information, documents, or other materials received by each of them from any Governmental Authority in respect of such filings or such transactions and (B) cooperating with each other in connection with resolving any investigation or other inquiry of any Governmental Authority under any Regulatory Laws with respect to any such transaction, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate this Agreement, and (iii) take all steps that are necessary, proper or advisable to avoid any Proceedings by any Governmental Authorities with respect to this Agreement or the Transactions. Each such party shall use commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to any applicable law in connection with the transactions contemplated by this Agreement. Each such party shall promptly inform the other parties hereto of any oral communication with, and provide copies of written communications with, any Governmental Authority regarding any such filings or any such transaction. No party hereto shall participate in any meeting with any Governmental Authority in respect of any such filings, investigation, or other inquiry without giving the other parties hereto

73 prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and participate. Subject to applicable Law, the parties hereto will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under Regulatory Laws. Sellers and Purchaser may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.02 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials (Sellers or Purchaser, as the case may be). (b) The parties agree not to extend, directly or indirectly, any waiting period under any applicable Regulatory Law or enter into any agreement with a Governmental Authority to delay in any material respect or not to consummate the Transactions, except with the prior written consent of the other parties hereto, which shall not be unreasonably withheld, conditioned or delayed in the context of seeking such a delay. Section 5.03 Transfer Taxes. All transfer, real estate transfer, documentary, stamp, recording, sales, use and other similar Taxes (including interest, penalties and additions to any such Taxes) incurred in connection with the Transactions (“Transfer Taxes”) shall be borne and paid fifty percent (50%) by Purchaser and fifty percent (50%) by Sellers; provided, however, that any Transfer Taxes that exceed the Transfer Taxes that would have been owed had Borrower acquired the Acquired Interests (or Contributed Interests) directly from Sellers (or Golar Winter Parent, as applicable) shall be borne 100% by Sellers (or Golar Winter Parent, as applicable). Purchaser and Sellers shall cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes. Section 5.04 Public Announcements; Other Communications. Purchaser and Sellers shall consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except (a) as may be required by applicable Law, court process or the rules and regulations of any national securities exchange or national securities quotation system or (b) to the extent that such release or statement is consistent with the final form of the initial press release issued by the parties with respect to the Transactions. The parties hereto agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by the parties hereto. Notwithstanding the foregoing, the parties shall have no consultation or other obligation pursuant to this Section 5.04 with respect to any press release or other public statements to the extent related to any actual or contemplated litigation between or among the parties to this Agreement. Section 5.05 Access to Information; Confidentiality. Subject to applicable Law, upon reasonable notice (which notice, for purposes of subsection (x) below, shall include the name of each proposed attendee at the applicable Vessel inspection and/or appraisal), Sellers shall use commercially reasonable efforts to afford Purchaser reasonable access during normal business hours to (x) the Vessels, at Purchaser’s sole risk, liability and expense subject to safety

74 considerations, bed capacity and operational or commercial considerations as determined by Sellers, in their sole discretion, for the purpose of Purchaser (or its Representatives) conducting inspections and/or appraisals of such Vessels (including engineering, operational, or environmental inspections of the Vessels); provided that Purchaser shall, and shall cause each attendee boarding a Vessel to sign and deliver to Sellers any waivers, letters of indemnity or similar document reasonably requested by Sellers in connection with providing such access to the Vessel and (y) Sellers’ and the Company Group Members’ (and, to the extent Seller is entitled, the Joint Venture Entities’) respective officers, employees, agents, properties, books, Contracts and records and Sellers shall, or shall cause the Company Group Members to (and shall direct the Joint Venture Entities to), furnish to Purchaser such information concerning its business, personnel, assets, liabilities and properties as Purchaser may reasonably request; provided that Purchaser and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of Sellers or any Company Group Member; provided, further, however, that neither of Sellers nor the Company Group shall be obligated to provide such access or information if any Seller or the Company Group determines, in their reasonable judgment, that doing so would violate applicable Law or a Contract or obligation of confidentiality owing to a third party, waive the protection of an attorney-client privilege or other legal privilege or expose any Seller or the Company Group to risk of liability for disclosure of sensitive or personal information. Without limiting the foregoing, in the event that any Seller, the Company Group or the Joint Venture Entities do not provide access or information in reliance on the immediately preceding sentence, it shall provide notice to Purchaser that it is withholding such access or information and shall use its reasonable best efforts to provide access to the Vessels or communicate the applicable information in a way that would not violate the applicable Law, Contract or obligation or risk waiver of such privilege. All requests for access and information made pursuant to this Section 5.05 shall be directed to the Person designated by Sellers. Until the Effective Time, the information provided will be subject to the terms of the confidentiality agreement, dated as of February 8, 2022, by and between Apollo Infrastructure Opportunities Management II, L.P. and New Fortress Energy Marketing LLC (as may in the future be amended from time to time, the “Confidentiality Agreement”); provided that Purchaser may provide information to the Debt Financing sources in accordance with Section 5.08(e). Section 5.06 Indemnification and Insurance. (a) From and after the Closing until the sixth (6th) anniversary of the Closing Date, Purchaser shall cause the Company Group to jointly and severally, and shall use commercially reasonable efforts to direct the Joint Venture Entities to, indemnify, defend and hold harmless each individual who at the Closing is, or at any time prior to the Closing was, a director or officer of the Company Group or such Joint Venture Entity, as applicable (each, an “Indemnitee” and, collectively, the “Indemnitees”), with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including reasonable attorneys’ and other professionals’ fees and expenses) in connection with any Proceeding (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (i) the fact that an Indemnitee was a director or officer of any Company Group Member or such Joint Venture Entity, as applicable, or (ii) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer, employee or agent of such Company Group Member or such Joint Venture Entity, as applicable, or taken at the request of any Company Group Member or such Joint Venture Entity,

75 as applicable (including in connection with serving at the request of any Company Group Member or Joint Venture Entity, as applicable, as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan)), in each case under clause (i) or (ii), at, or at any time prior to, the Closing (including any Proceeding relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee), in each case, to the extent such Indemnitee is entitled to indemnification under the Organizational Documents of the Company Group or such Joint Venture Entity, as applicable, that have been made available to Purchaser prior to the Execution Date. Without limiting the foregoing, Purchaser, from and after the Closing until the sixth (6th) anniversary of the Closing, shall cause, unless otherwise required by Law, the Organizational Documents of the Company Group Members, and shall and shall use commercially reasonable efforts to direct each Joint Venture Entity to cause its Organizational Documents, to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth in the Organizational Documents of the Company Group Members or such Joint Venture Entity, as applicable, that have been made available to Purchaser prior to the Execution Date, which Purchaser will cause the Company Group and use commercially reasonable efforts to direct the Joint Venture Entities not to amend, repeal or otherwise modify in a manner that would materially and adversely affect the rights thereunder of the Indemnitees. (b) At or prior to the Closing, Sellers shall be required to put in place (at Seller’s sole cost and expense), directors’ and officers’ “tail” insurance policies with a claims period of at least six (6) years after the Closing Date from an insurance carrier(s) with the same or better credit rating as NFE’s current insurance carrier(s) with respect to directors’ and officers’ liability insurance in an amount and scope at least as favorable as NFE’s or its applicable Affiliate’s existing policies to the extent they apply to the respective directors and officers of the Company Group Members and the Joint Venture Entities as of the date hereof with respect to matters, acts or omissions existing or occurring at or prior to, but not after, the Closing, and expressly covering each Company Group Member and Joint Venture Entity as a successor in interest. Following the Closing, the Company Group and the Joint Venture Entities shall be the indemnitors of last resort (i.e., their respective obligations to any Indemnitee hereunder are of last resort and any indemnification obligation to advance expenses or to provide indemnification to any Indemnitee shall first be provided by the D&O Tail Insurance provider, which shall be primary to the indemnification obligations of the Company Group and the Joint Venture Entities) with regard to matters for which indemnification may be owed pursuant to Section 5.06(a). (c) The provisions of this Section 5.06 are intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her Representatives. The obligations of Purchaser and the Company Group under this Section 5.06 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.06 applies unless (A) such termination or modification is required by applicable Law or (B) the affected Indemnitee or Sellers shall have consented in writing to such termination or modification. (d) In the event that the Company transfers or conveys (whether by merger, amalgamation, consolidation or otherwise) all or substantially all (by value) of its properties and assets to any Person, then the Company shall use commercially reasonable efforts to ensure that

76 that the transferees, successors and assigns of such properties and assets shall assume all of the obligations thereof set forth in this Section 5.06. (e) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to any Company Group Member or Joint Venture Entity for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.06 is not prior to or in substitution for any such claims under such policies. Section 5.07 Financing. (a) Purchaser shall use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain Financing on or prior to the Closing Date in an amount necessary to satisfy the Financing Uses, including by using reasonable best efforts (taking into account the timing of the Marketing Period) to (i) maintain in effect the Financing Commitments, (ii) negotiate and enter into definitive agreements as described in the Financing Commitments (the “Definitive Agreements”) consistent with the terms and conditions contained therein (or on other terms that, with respect to conditionality, are not less favorable to Purchaser than the terms and conditions set forth in the Financing Commitments so long as such other terms would not have any result, event or consequence described in clauses (A) through (D) of Section 5.07(b)) (including, as necessary, the “flex” provisions contained in any related fee letter), (iii) satisfy or, if deemed advisable by Purchaser, obtain a waiver thereof, on a timely basis all conditions applicable to Purchaser in the Financing Commitments and the Definitive Agreements and comply with its obligations thereunder and (iv) assuming all conditions contained in the Financing Commitments have been satisfied, enforce its rights, under the Financing Commitments or the Definitive Agreements, as applicable. Without limiting the generality of the foregoing, in the event that all conditions contained in the Financing Commitments (other than consummation of the transactions contemplated by this Agreement and those conditions that by their nature are to be satisfied or waived at Closing (but subject to the fulfillment or waiver of such conditions)) have been satisfied, Purchaser shall use its reasonable best efforts to cause the Lenders and the Equity Investors to fund the Financing required to satisfy the Financing Uses. (b) Purchaser shall not, without the prior written consent of Sellers, permit any material amendment or modification to, or any waiver of any provision or remedy under, the Financing Commitments or Definitive Agreements, including any amendment, modification, waiver or remedy that (A) imposes new (or adversely modifies any existing) conditions to the consummation of all or any portion the Financing in a manner that would reasonably be expected to delay the Closing or make the Closing less likely to occur, (B) terminates the Financing Commitments or reduces the aggregate amount of the Financing, in each case, below the amount necessary to satisfy the Financing Uses, (C) adversely affects the ability of Purchaser to enforce its rights against other parties to the Financing Commitments or the Definitive Agreements as so amended, replaced, supplemented or otherwise modified, relative to the ability of Purchaser to enforce its rights against such other parties to the Financing Commitments as in effect on the date hereof or in the Definitive Agreements or (D) prevents, materially impedes or delays the consummation of the transactions contemplated by this Agreement. Notwithstanding the

77 foregoing, any amendment, supplement or modification to add any additional agents or other financial institutions to the Debt Financing Commitments as provided for therein shall be permitted and shall not require the prior written consent of Sellers. Purchaser shall promptly deliver to Sellers copies of any such amendment, modification, waiver or replacement. (c) In the event that any portion of the Financing necessary to satisfy the Financing Uses becomes unavailable, regardless of the reason therefor, Purchaser will use reasonable best efforts (i) to arrange and obtain, as promptly as reasonably practicable, alternative financing (the “Alternative Financing”) (in an amount sufficient, when taken together with the available portion of the Financing, to pay for all of the Financing Uses) from the same or other sources, the terms of which do not (A) impose new (or adversely modify any existing) conditions to the Financing as compared to the conditions set forth in the Financing Commitments as of the Execution Date, (B) reduce the available portion of the Financing, together with such Alternative Financing, below the amount necessary to satisfy the Financing Uses, (C) adversely affect the ability of Purchaser to enforce its rights against other parties to the Financing Commitments or the Definitive Agreements relative to the ability of Purchaser to enforce its rights against such other parties to the Debt Financing Commitments as in effect on the date hereof or in the Definitive Agreements or (D) prevent, materially impede or delay the transactions contemplated by this Agreement and (ii) promptly notify Sellers of such unavailability and the reason therefor. For the purposes of this Agreement, (x) the term “Financing Commitments” shall be deemed to include any commitment letter (or similar agreement) with respect to any Alternative Financing arranged in compliance herewith (and any Financing Commitments remaining in effect at the time in question) and (y) the term “Financing” shall be deemed to include the financing contemplated by the Financing Commitments as permitted to be amended, modified, supplemented or replaced by this Section 5.07(c) and any Alternative Financing. (d) Purchaser shall provide Sellers with prompt written notice of any material breach, default, termination or repudiation by any party to the Financing Commitments or any of the Definitive Agreements of which Purchaser has Knowledge. Upon receipt of a written request from Sellers, Purchaser shall keep Sellers reasonably informed on a reasonably current basis of the status of its efforts to consummate the Financing. (e) Notwithstanding anything to the contrary in this Agreement, nothing contained in this Section 5.07 will require, and in no event will the reasonable best efforts of Purchaser be deemed or construed to require, Purchaser to (i) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Financing Commitment, (ii) pay any fees in excess of those contemplated by the Financing Commitments, (iii) agree to any term less favorable to Purchaser than such corresponding term contained in or contemplated by the Debt Financing Commitments (as in effect on the date hereof). Section 5.08 Debt Financing Cooperation (a) From the date hereof until the Closing, Sellers shall use reasonable best efforts to provide, and shall cause the Company Group (and direct the Joint Venture Entities) to use their reasonable best efforts to provide, and shall use its reasonable best efforts to cause its and their respective Representatives to provide, on a timely basis, at Purchaser’s sole cost and expense,

78 all customary cooperation reasonably requested by Purchaser or any Debt Financing Source to assist Purchaser and its Affiliates in connection with the Debt Financing, including: (i) providing cooperation with customary syndication or other marketing efforts, or a customary offering, of Purchaser for all or any portion of the Debt Financing, including access to documents and other information in connection with customary due diligence investigations, and allowing the syndication efforts to benefit from existing banking relationships; (ii) (A) furnishing to Purchaser and/or the Debt Financing Sources, upon their reasonable request therefor, such other information regarding the Acquired Entities reasonably required in connection with the preparation of marketing materials and information regarding the Acquired Entities’ current assets, cash management and accounting systems, policies and procedures relating thereto for purposes of establishing collateral arrangements as of the Closing and to assist with other collateral audits and due diligence examinations and (B) solely with respect to financial information and data derived from the Acquired Entities’ historical books and records, providing assistance to Purchaser’s preparation of pro forma financial information required to consummate the Debt Financing, it being agreed that the Acquired Entities will not be required to provide any information or assistance relating to any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; (iii) assisting Purchaser and its Debt Financing Sources in, and providing information to the Purchaser and the Debt Financing Sources in connection with, the timely preparation of (1) public and private bank information memoranda, lender presentations, and similar marketing documents in connection with such Debt Financing (it being understood and agreed that such information shall not include any information customarily delivered by an investment bank, agent bank or lender in the preparation of such bank information memoranda or similar documents) and (2) materials for rating agency presentations; (iv) as promptly as practicable furnishing Purchaser and the Debt Financing Sources with the Required Financing Information that is Compliant; (v) informing Purchaser if any of the individuals listed on Section 1.01(SK) of the Sellers Disclosure Schedule or the chief executive officer, chief financial officer, treasurer, controller or comparable officer of the Company Group or, to the Knowledge of Sellers, the Joint Venture Entities shall have actual knowledge of any facts as a result of which a restatement of any financial statements (or portion thereof) included in the Required Financing Information is probable or under consideration in order for such financial statements (or portion thereof) to comply with GAAP; (vi) upon reasonable advance notice and during normal business hours, providing assistance to Purchaser (including by causing its and the Company Group’s management team (and directing each Joint Venture Entity’s management team), with appropriate seniority and expertise to participate in a reasonable number of meetings,

79 presentations, drafting sessions and sessions with the Debt Financing Sources and rating agencies) in the preparation of rating agency presentations, road show materials, lender information memoranda and other presentations, prospectuses and bank syndication materials, offering documents, private placement memoranda and similar documents required (which may incorporate, by reference, periodic and current reports filed by Sellers or NFE with the SEC) in connection with the marketing of any syndication, or a customary offering, of all or a portion of the Debt Financing; (vii) furnishing Purchaser at least three (3) Business Days prior to the Closing Date with all documentation and other information required and reasonably requested in writing by the parties acting as lead arrangers for, or lenders under, the Debt Financing at least ten (10) Business Days prior to the Closing under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act of 2001; (viii) requesting that the Acquired Entities’ independent accountants participate in accounting due diligence sessions and cooperate with the Debt Financing consistent with their customary practice; (ix) cooperating with Purchaser and their respective efforts to obtain customary corporate, facilities and securities ratings; (x) providing customary authorization letters to the arrangers in respect of the Debt Financing authorizing the distribution of information to prospective lenders and investors and containing a customary representation to Debt Financing Sources and prospective lenders contemplated by the Debt Financing, including that the public side versions of such documents do not include material non-public information about any Seller, the Acquired Entities or any of their respective subsidiaries or their securities and the accuracy in all material respects of the information contained in the disclosure and marketing materials related to the Debt Financing; (xi) taking all customary partnership action, corporate action, limited liability company action or other organizational action, as applicable, subject to the occurrence of the Closing, necessary to permit and/or authorize the consummation of the Debt Financing; (xii) with respect to the Acquired Entities, executing and delivering as of (but not before) the Closing any credit agreements, pledge and guarantees and security documents, insurance endorsements, mortgages, ship mortgages, other definitive financing documents, currency or interest rate hedging arrangements, or other certificates or documents as may be reasonably requested by Purchaser (including certificates of the chief financial officer, controller or such other authorized officer with similar duties reasonably acceptable to the Debt Financing Sources of Golar Operating with respect to solvency matters in the form set forth in the Debt Financing Commitments) and otherwise facilitating the pledging of collateral and the granting of guarantees and security interests in respect of the Debt Financing; and

80 (xiii) permitting the use of its trademarks and logos in connection with the Financing; provided that such trademarks and logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage any Acquired Entity or any of its Affiliates or the reputation or goodwill of any Acquired Entity or any of its Affiliates. (b) Notwithstanding anything in this Agreement to the contrary: (i) no Acquired Entity, their Affiliates or their respective Representatives (at any time) shall be required to pay any commitment or other similar fee (other than a placement fee and transaction fee payable to Apollo Global Securities, LLC), incur or reimburse any costs or expenses or incur any other liability or obligation of any kind under the Debt Financing that is effective prior to the occurrence of the Closing or give any indemnities prior to the Closing in connection with the Debt Financing; (ii) no Acquired Entity or any of their Affiliates shall be required to (A) except with respect to any authorization letters referred to in clause (a)(x) above, execute, enter into, approve or perform any binding agreement or commitment, agree to any change or modification of any existing binding agreement or commitment or incur any other actual or potential liability or obligation in connection with the Debt Financing that is not subject to the occurrence of the Closing or (B) adopt any resolution or otherwise take any corporate or similar action or deliver any certificate, approving or authorizing the Debt Financing that is effective prior to the Closing; (iii) nothing shall obligate any Acquired Entity or its Affiliates to provide, or cause to be provided, any legal opinions or accountants’ comfort letters or reliance letters or to provide, or cause to be provided, any information or take, or cause to be taken, any action to the extent doing so could reasonably be expected to (A) result in a conflict with or a violation of applicable Law, the Acquired Entities’ or any Affiliate’s Organizational Documents or any material Contract binding on the Acquired Entities or any of its Affiliates, (B) subject any director, manager, officer or employee of the Acquired Entities or any of its Affiliates to any actual personal liability or (C) jeopardize any attorney-client privilege; provided that Sellers and the Acquired Entities shall use commercially reasonable efforts to identify and pursue a permissible method of providing such disclosure without resulting in a loss of such attorney-client privileges; and (iv) nothing shall obligate any Acquired Entity or its Affiliates to provide or prepare, or cause to be provided or prepared, (A) any projections, forecasts, estimates, budgets or pro forma financial information (other than providing assistance to Purchaser’s preparation of pro forma financial statements in accordance with Section 5.08(a)(ii)(B)) or (B) any financial statements or information that is not available to Golar Operating or Hygo and prepared by and with respect to the Acquired Entities in the ordinary course of its financial reporting practice (other than Required Financing Information). (c) The Acquired Entities and its Representatives shall not be obligated in connection with performing their obligations under this Section 5.08 to take or refrain from taking any action that would unreasonably interfere with ongoing business or operations of the Acquired

81 Entities or any of its Affiliates. Purchaser shall promptly, upon request by the Acquired Entities, reimburse the Acquired Entities for all reasonable and documented out-of-pocket costs and expenses incurred by the Acquired Entities or any of its Affiliates in connection with the cooperation of the Acquired Entities, its Affiliates and their respective Representatives contemplated by this Section 5.08 and shall indemnify and hold harmless the Acquired Entities, its Affiliates and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with (i) such cooperation, (ii) the Debt Financing, (iii) any information used in connection with the Debt Financing (except with respect to written information provided by the Acquired Entities or any of its Affiliates specifically for inclusion in offering materials relating to the Debt Financing) and (iv) any action taken by any of them at the request of Purchaser or the Debt Financing Sources pursuant to this Section 5.08, except to the extent such losses, damages, claims, costs or expenses arose from the intentional misrepresentation, gross negligence, bad faith, material breach or willful misconduct of the Acquired Entities, its Affiliates or their Representatives. The obligations of Purchaser under this Section 5.08 shall survive the termination of this Agreement. (d) [Reserved]. (e) All non-public or other confidential information obtained by Purchaser, its Representatives or any Person in connection with the Debt Financing and pursuant to this Section 5.08 shall be kept confidential in accordance with the Confidentiality Agreement, except that Purchaser shall be permitted to disclose such information to (i) any Person providing the Debt Financing and (ii) rating agencies and prospective lenders and investors during syndication or other marketing efforts relating to the Debt Financing, in each case, subject to the confidentiality provisions set forth in the Debt Financing Commitments. (f) If and to the extent reasonably requested by Purchaser in writing, the Company Group shall (and Sellers shall direct the Joint Venture Entities to) use reasonable best efforts to assist Purchaser either (A) in arranging for the termination of any Specified Closing Date Indebtedness (and the related repayment or redemption thereof using the proceeds of the Financing) at the Closing, which repayment or redemption shall be the sole responsibility of Purchaser, and the procurement of customary payoff letters and other customary release documentation in connection therewith or (B) obtaining any consents required under any other Indebtedness of the Acquired Entities and obtaining any amendments to or other consents under such Indebtedness as may be reasonably requested by Purchaser, and in each case, if reasonably requested by Purchaser, the Company Group shall (and Sellers shall direct the Joint Venture Entities to) execute and deliver such customary notices, agreements, consent documents or instruments necessary in connection therewith. All such actions shall be at the expense of Purchaser, conditioned on the Closing, and the Acquired Entities shall have the opportunity to comment on any such discussions. (g) Sellers shall, and shall cause the Company Group to (and shall direct the Joint Ventures Entities to), use reasonable best efforts to periodically update any Required Financing Information provided to Purchaser as may be necessary so that such Required Financing Information is (A) Compliant and (B) meets the applicable requirements set forth in the definition of “Required Financing Information.” For the avoidance of doubt, Purchaser may, to most effectively access the financing markets, require the cooperation of Sellers and the Acquired

82 Entities under Section 5.08(a) at any time, and from time to time and on multiple occasions, between the date hereof and the Closing Date; provided that, for the avoidance of doubt, the Marketing Period shall not be applicable as to each attempt to access the markets. In addition, Purchaser shall promptly notify Sellers in writing if Purchaser becomes aware of any fact, information, occurrence or event which fact, information, occurrence or event would reasonably be expected to result in the Required Financing Information (taking into account any updates delivered by Sellers or the Acquired Entities hereunder) not being Compliant or not meeting the applicable requirements set forth in the definition of “Required Financing Information.” Section 5.09 Affiliate Agreements. All agreements set forth on Section 5.09 of the Sellers Disclosure Schedule shall be terminated at or prior to the Closing without further liability to Purchaser or any of Purchaser’s Subsidiaries. Section 5.10 Specified Pre-Closing Actions. Prior to Closing, (i) Sellers shall, and shall cause its Affiliates to, take or cause to be taken the actions set forth on Section 5.10 of the Sellers Disclosure Schedule to be taken by Sellers or such Affiliates and (ii) Purchaser shall, and shall cause its Affiliates to, take or cause to be taken the actions set forth on Section 5.10 of the Sellers Disclosure Schedule to be taken by Purchaser or such Affiliates (the “Specified Pre-Closing Actions”). Section 5.11 Exclusive Dealing. During the period from the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Sellers shall not, and shall cause the Company Group (and shall direct the Joint Venture Entities) and its and their respective Representatives not to, directly or indirectly (w) execute any written agreement to enter into a Competing Transaction, (x) enter into or participate in any negotiations or discussions with any potential third-party acquirer (other than Purchaser) that would be reasonably expected to result in a Competing Transaction; (y) knowingly encourage, knowingly facilitate, initiate or solicit (i) any Competing Transaction, (ii) any inquiries regarding any Competing Transaction, or (iii) any proposals or offers for any Competing Transaction; or (z) provide confidential non-public information to any potential third-party acquirer (other than Purchaser) to facilitate a Competing Transaction or afford access to the Business, Vessels or, except as required by Law, the books or records of the Acquired Entities thereto in connection with a Competing Transaction; provided that Purchaser hereby acknowledges that prior to the date hereof, Sellers and their Affiliates have provided information relating to the Company Group and has afforded access to, and engaged in discussions with, other Persons in connection with a Competing Transaction and that such information, access and discussions could reasonably enable another Person to form a basis for a Competing Transaction without any breach by Sellers of this Section 5.11. Notwithstanding the foregoing, (1) Sellers shall, and shall cause the Company Group (and direct the Joint Venture Entities) and Sellers’ and the Company Group’s (and direct the Joint Venture Entities’) respective Representatives to: (A) immediately cease and terminate any solicitation, discussions or negotiations with any Person that may be ongoing with respect to or that would reasonably be expected to lead to an Competing Transaction; and (B) promptly request that such Person promptly return or destroy all non-public, confidential or proprietary information furnished to such Person regarding the Acquired Entities by or on behalf of Sellers or the Acquired Entities that such Person received in connection with discussions or negotiations regarding a potential or contemplated transaction similar to the transaction contemplated hereby, and (2) Sellers may respond to any unsolicited proposal regarding a Competing Transaction by indicating

83 that Sellers are subject to an exclusivity agreement and are unable to provide any information related to the Acquired Entities or entertain any proposals or offers or engage in any negotiations or discussions concerning a Competing Transaction for as long as this Agreement remains in effect. Section 5.12 Documents and Information. [Intentionally Omitted.] Section 5.13 Contact with Customers, Vendors and Other Business Relations. During the period from the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Purchaser hereby agrees that it is not authorized to and shall not (and shall direct its agents, Representatives and its Affiliates involved in the Transactions not to) contact any Person known to be an employee, customer, vendor or other material business relation of the Company Group regarding the Company Group, the Company Group’s business or the transactions contemplated by this Agreement without the prior written consent of Sellers; provided that the foregoing shall not restrict any Person from engaging in any communications in the Ordinary Course of business unrelated to the Transactions or from conducting general market diligence without reference to the Company Group, the Company Group’s business or the transactions contemplated by this Agreement. Nothing in this Section 5.13 shall prevent Purchaser from communicating with its Representatives in connection with this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby. Section 5.14 Casualty Loss. (a) Solely for purposes of this Section 5.14 and the calculation of the Total Adjusted Consideration pursuant to Section 2.02(c), the Total Unadjusted Consideration has been allocated among the Vessels, including their Vessel Entities as set forth on Section 5.14 of the Sellers Disclosure Schedule (the “Allocated Values”). (b) If a Vessel suffers a Casualty Event or a series of related Casualty Events during the Pre-Closing Period (or, in the case of a taking or condemnation, commenced or threatened in writing by a Governmental Authority) that would reasonably be expected to result in a Casualty Loss that is less than the Casualty Threshold for such Vessel, then (i) subject to Section 7.01, this Agreement shall remain in full force and effect and (ii) Sellers shall elect by written notice to Purchaser prior to Closing to either (A) cause, at Sellers’ sole cost and expenses, the Vessel affected by such Casualty Event to be repaired, restored or replaced (to at least the condition or quality of the Vessel prior to the occurrence of the applicable Casualty Event) or (B) reduce the Total Unadjusted Consideration by the cost to repair, restore or replace such Vessel affected by such Casualty Event to at least its condition prior to such Casualty Event (provided that if (x) the reduction to the Total Unadjusted Consideration results a reduction to the cash distribution contemplated by Section 2.01(c)(ii)(B) and (y) such reduction is greater than the cash distribution that would be made pursuant to Section 2.01(c)(ii)(B) if the applicable Casualty Event(s) had never occurred, then the cash distribution contemplated by Section 2.01(c)(ii)(B) shall be reduced to zero and, at Closing, GMLP shall cause Golar Winter Parent to make a cash contribution to the Company in an amount equal to such difference; provided further that for U.S. federal income tax purposes it shall be treated as though Golar Winter Parent received the full distribution and then made a cash contribution of the applicable amount to the Company); provided that under no circumstances shall the reduction to the Total Unadjusted Consideration exceed the Allocated

84 Value of such Vessel. In each case, Sellers shall retain all rights to Casualty Proceeds, whether collected prior to, at or following Closing, with respect to such Casualty Event (and Purchaser shall, and shall direct its Affiliates to, assign the same to Sellers, to the extent Purchaser or such Affiliates are entitled to or receive such Casualty Proceeds). Sellers shall be deemed to have made the election under clause (B) above with respect to each Vessel affected by a Casualty Event if, as of the Outside Date or the Closing, as applicable, such Vessel has not been repaired, restored or replaced (to at least the condition or quality prior to the occurrence of the applicable event) at Sellers’ sole cost and expense. (c) If a Vessel suffers a Casualty Event or a series of related Casualty Events during the Pre-Closing Period (or, in the case of a taking or condemnation, commenced or threatened in writing by a Governmental Authority) that would reasonably be expected to result in a Casualty Loss that is greater than or equal to the Casualty Threshold for such Vessel then, subject to Section 7.01, this Agreement shall remain in full force and effect and Purchaser shall, at Purchaser’s sole discretion, elect to either: (i) exclude the Vessel that experienced such Casualty Event and its related Vessel Entities from the transactions contemplated by this Agreement and reduce the Total Unadjusted Consideration by the full Allocated Value of such Vessel, including its related Vessel Entities (such exclusion right, the “Casualty Exclusion Right”) or (ii) require Seller to deliver to Purchaser the written notice contemplated by Section 5.14(b)(ii), in which case the entirety of Section 5.14(b) shall apply with respect to such Casualty Loss. Purchaser shall give the notice of its election pursuant to this Section 5.14(c) no later than fifteen (15) Business Days after Sellers deliver to Purchaser the notice of the Casualty Event contemplated by Section 5.01(a) (and if Purchaser does not deliver such written notice within such fifteen (15) Business Day period, Purchaser shall be deemed to have made the election under clause (ii) above). (d) In the event that one or more Vessels (and related Vessel Entities) owned by the Contributed Group are excluded from the Transactions pursuant to Section 5.14(c) and Closing occurs notwithstanding such exclusion(s), then the cash distribution contemplated by Section 2.01(c)(ii)(B) shall be reduced by the full Allocated Value(s) of such Vessel(s); provided that if the aggregate Allocated Value of such excluded Vessel(s) is greater than the cash distribution that would be made pursuant to Section 2.01(c)(ii)(B) if the applicable Casualty Event(s) had never occurred, then the cash distribution contemplated by Section 2.01(c)(ii)(B) shall be reduced to zero and, at Closing, GMLP shall cause Golar Winter Parent to make a cash contribution to the Company in an amount equal to such difference; provided further that for U.S. federal income tax purposes it shall be treated as though Golar Winter Parent received the full distribution and then made a cash contribution of the applicable Allocated Value to the Company. (e) Following any Casualty Event occurring during the Pre-Closing Period, Sellers shall provide all material information, documentation and data relating to such Casualty Event that is in Sellers’ or its Affiliates’ possession as reasonably requested by Purchaser in connection with its evaluation of the character of the Casualty Event and the magnitude of the applicable Casualty Loss. (f) Sellers shall, and shall cause the Company Group Members and shall direct the Joint Venture Entities, to maintain for the benefit of the Company Group and the Vessels the insurance policies in effect and providing coverage as of the Execution Date in full force and effect and, prior to the Closing, Sellers shall, and shall cause the Company Group Members and shall

85 direct the Joint Venture Entities to (i) give prompt notice to the insurers under the existing insurance policies of each claim then pending with respect to the Vessels and (ii) use commercially reasonable efforts to seek recovery for a Casualty Loss under any insurance policies maintained by any Seller, Company Group Member or Joint Venture Entity. From and after Closing, Sellers shall use commercially reasonable efforts to assist Purchaser and the Company Group in asserting any claims relating to any Casualty Events occurring prior to Closing. Section 5.15 Consents and Waivers. With respect to each consent right listed on Section 6.02(f) of the Sellers Disclosure Schedule, Sellers shall, within five (5) Business Days of the Execution Date, cause the applicable Company Group Member to send to the holder of each such consent right a written notice in material compliance with the contractual provisions applicable to such consent right, which notice shall request such holder’s consent to the transactions giving rise to such consent right. Sellers shall (and shall cause its Affiliates to) use commercially reasonable efforts to promptly obtain each such consent. Section 5.16 Retained Insurance. With respect to any insurance policies in which either Seller or any Affiliate of such Seller (other than any Acquired Entity) is the named insured and which provide coverage to the Acquired Entities, Sellers shall, and shall direct their respective Affiliates to, use commercially reasonable efforts to provide the Acquired Entities with the benefits (including proceeds, rights and claims) of such insurance policies from and after Closing to the extent coverage is provided to the Acquired Entities, and Sellers shall, and shall direct their respective Affiliates to, use commercially reasonable efforts to assist Purchaser or the Acquired Entities in obtaining or realizing such benefits. Section 5.17 Absence of Changes. Except in connection with the execution and delivery of this Agreement, the Transition Agreement and the Transaction Documents, or as expressly required pursuant to the terms of this Agreement, the Transition Agreement or the Transaction Documents, prior to Closing, Company, Borrower, ManagementCo and Holdco Pledgor shall not, and Purchaser shall not cause or permit Company, Borrower, ManagementCo and Holdco Pledgor to, engage in any activities, conduct any operations or incur any Liabilities (other than de minimis Liabilities) without the prior written consent of Sellers. Section 5.18 Closing Cash Balance. Sellers shall use their commercially reasonable efforts to cause the Cash and Cash Equivalents of the Company Group, on a consolidated basis calculated as of the Effective Time, to be an amount not less than $5,000,000 and not exceeding $10,000,000. Section 5.19 Guarantee Transfer. NFE agrees that from and after Closing it will, and will cause its applicable Affiliate to, (a) maintain all Subject Guarantees required pursuant to, and in accordance with the terms of, the Subject Agreements to which they are in issue, (b) comply in all material respects with all covenants and terms to which NFE or its applicable Affiliate is subject in the Subject Guarantees, and the Subject Agreements in respect of which such Subject Guarantees are issued, if any, and (c) provide the Company with a copy of any quarterly covenant compliance reports in respect of financial covenants (and NFE shall, and shall cause its applicable Affiliates to, forward any compliance reports received by NFE or its Affiliates from the Charterer Guarantors (as defined in the GMLP Omnibus Agreement) or GLNG (as defined in the Hygo Omnibus Agreement) pursuant to the Omnibus Agreements). From and after Closing, with respect

86 to each Subject Agreement for which NFE (or its applicable Affiliate) maintains a Subject Guarantee from and after Closing, (x) the Borrower will be primarily responsible to NFE (and its applicable Affiliates) for the payment of any and all amounts payable pursuant to such Subject Guarantees, as incurred, (y) the Borrower shall indemnify NFE (and its applicable Affiliates and Sellers Indemnified Parties (as defined below)) for any amounts NFE (or any such Affiliate or Sellers Indemnified Party) pays under such Subject Guarantees and for any and all Losses of any and every kind or character arising out of or related to such Subject Guarantees and (z) from and after the second (2nd) anniversary of the Closing Date, the Borrower shall pay NFE (or its applicable Affiliate) a fee of $250,000 per calendar year for each Subject Guarantee that NFE (or its applicable Affiliate) continues to maintain on or after the second (2nd) anniversary of the Closing Date, which aggregate amount of fees for such then-outstanding Subject Guarantees shall be payable semiannually in arrears (pro-rated for the number of days in the year during which such Subject Guarantee is outstanding). The provisions of Section 8.04 shall apply, mutatis mutandis, with respect to any claim by NFE (or its applicable Affiliate or Sellers Indemnified Party) pursuant to the foregoing. Purchaser and the Company shall use commercially reasonable efforts to cooperate with Sellers and NFE (and its applicable Affiliates) to replace each Subject Guarantee with a guarantee issued by the Borrower and to obtain a release of NFE (and its applicable Affiliates) from all of its obligations under each Subject Guarantee (it being understood that neither the Company nor any of its Subsidiaries shall be obligated to make or commit to make any payments or otherwise incur any Liability pursuant to such commercially reasonable efforts). Section 5.20 Nusantara Regas Satu Charter and Option. Prior to Closing, Purchaser, the Company and Borrower, on the one hand, and Sellers and NFE, on the other hand, shall use good faith efforts to negotiate the terms a new charter for the Nusantara Regas Satu (the “NR Satu”) containing the following terms and conditions (and such other terms and conditions as are agreed between the parties) (the “NFE NR Satu Charter”), which terms and conditions shall have no force and effect unless and until the applicable parties enter into the charter agreement (provided, that the failure to agree on the terms of the NFE NR Satu Charter prior to Closing shall not delay Closing and no party shall have any liability for the failure to agree on the terms of the NFE NR Satu Charter prior to Closing, including in connection with a termination of this Agreement): (a) Except as otherwise provided in this Section 5.20, NFE (or its Affiliate) will agree to charter the NR Satu from PT Golar Indonesia or its successor for the period commencing on the date of termination of that certain Time Charter Party, dated April 20, 2011, by and between Golar LNG Energy Limited, as Owner, and PT Nusantara Regas, as Charterer, as extended by that certain Charter Extension of NR Satu Charter, dated June 10, 2022, by and between PT Golar Indonesia, as Owner, and PT Nusantara Regas, as Charterer (the “Existing NR Satu Charter”), and terminating on the earlier to occur of (i) December 31, 2027, and (ii) the second (2nd) anniversary of the commencement date of the NFE NR Satu Charter (such date, the “NR Satu Option Date”), at a bareboat charter rate (CAPEX) of $65,000 per day (plus the same operating expenses pass- through mechanism included in the Post-Closing Time Charter Agreements) and such other terms and conditions as the parties thereto mutually agree; (b) Notwithstanding anything in Section 5.20(a), the parties agree that PT Nusantara Regas shall be permitted to renew or extend the term of the Existing NR Satu Charter for an additional term of up to two (2) years immediately following the current term of the Existing

87 NR Satu Charter (which additional term, for the avoidance of doubt, shall terminate on or before the NR Satu Option Date) on terms and conditions acceptable to (i) all of the parties (prior to Closing) or (ii) the Company (from and after Closing); (c) If the Existing NR Satu Charter is renewed or extended following the execution of the NFE NR Satu Charter, the NFE NR Satu Charter shall automatically be amended to adjust the term of the charter to commence immediately upon the expiration or termination of the Existing NR Satu Charter and the NFE NR Satu Charter shall terminate on the NR Satu Option Date; and (d) Notwithstanding any renewal or extension of the term of the Existing NR Satu Charter by PT Nusantara Regas (including any such renewal or extension that terminates on the NR Satu Option Date and results in NFE (or its Affiliate) not chartering the NR Satu at any time prior to or on the NR Satu Option Date), NFE (or its Affiliate) shall have an option to purchase the NR Satu for a dollar amount equal to the fair market value of the NR Satu at the time of purchase, as determined by the parties in good faith, and, to the extent NFE (or its Affiliate) desires to exercise such option, NFE (or such Affiliate) must elect to exercise such option during the period commencing (6) months prior to the NR Satu Option Date and ending (30) days prior to the NR Satu Option Date. ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Conditions to Each Party’s Obligation to Effect the Closing. The respective obligations of each of Sellers and Purchaser to effect the Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to the Closing of the following conditions: (a) No Injunctions or Restraints. No injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority of competent jurisdiction shall be in effect enjoining, restraining or otherwise prohibiting consummation of the Transactions, and no Governmental Authority of competent jurisdiction shall have instituted any Proceeding (which remains pending at what would otherwise be the Closing Date) before any United States court or other Governmental Authority of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the Transactions. Section 6.02 Conditions to Obligations of Purchaser Group. The obligations of each member of the Purchaser Group to effect the Closing are further subject to the satisfaction by Sellers (or waiver, if permissible under applicable Law, by Purchaser in writing) at or prior to the Closing of each of the following conditions: (a) Representations and Warranties. The representations and warranties of Sellers (i) set forth in Section 3.01, Section 3.03 (other than Section 3.03(c)), Section 3.04(a), Section 3.04(b)(A), and Section 3.22 (together with the representations and warranties of Sellers set forth in Section 3.02 and Section 3.03(c), the “Sellers Fundamental Representations”) shall be true and correct in all respects (in the case of any representation or warranty qualified by “materiality” or Material Adverse Effect) or in all material respects (in the case of any

88 representation or warranty not qualified by materiality or Material Adverse Effect) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly limited to a specific date, in which case as of such specific date), (ii) set forth in Article III of this Agreement, other than the Sellers Fundamental Representations, shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly limited to a specific date, in which case as of such specific date), except, in the case of this clause (ii), where the failure to be true and correct (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) would not have a Material Adverse Effect and (iii) the representations and warranties set forth in Section 3.07(b), Section 3.02 and Section 3.03(c) shall be true and correct in all respects as of the Closing with the same effect as though made as of the Closing (except, in the case of Section 3.02 and Section 3.03(c), for de minimis deviations). (b) Performance of Obligations of Sellers. Each Seller shall have performed or complied in all material respects with its obligations required to be performed or complied with by it under this Agreement at or prior to the Closing. (c) No Material Adverse Effect. Since the Execution Date, there shall not have been any change, effect, event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) Officer’s Certificate. Purchaser shall have received at the Closing a certificate, dated as of the Closing Date and signed on behalf of each Seller by an authorized officer of such Seller, certifying to the effect that the conditions set forth in Section 6.02(a) through (c) have been satisfied. (e) Closing Deliverables. Each Seller shall have delivered (or be ready, willing and able to deliver at Closing) to Purchaser the documents and other items required to be delivered by such Seller under Section 2.03(b)(ii). (f) Consents. Each of the consents listed on Section 6.02(f) of the Sellers Disclosure Schedule shall have been obtained from the Person or Persons whose consent is indicated thereon as being required. (g) SLB Repurchases. Each of the Golar Penguin, Golar Celsius and Golar Nanook shall have been purchased or repurchased by a Company Group Member and, as a result of such repurchase, title to, and fee ownership of, such Vessels shall have been transferred to (and be held by) a Company Group Member, in each case, free and clear of any Liens. (h) Charters. Each of the Existing Charters shall be in full force and effect and shall not have been terminated by any party thereto, and Sellers shall execute and deliver to Purchaser a certificate, dated as of the Closing Date and signed by an authorized officer of Sellers, certifying that same. (i) No NFE Default. There shall not be any material Default (as defined in the applicable NFE Financing Document) under any of the NFE Financing Documents.

89 (j) Casualty Loss. (i) The aggregate Casualty Losses with respect to Casualty Events affecting the Vessels during the Pre-Closing Period shall not exceed twenty percent (20%) of the Total Unadjusted Consideration; provided that (i) any Casualty Losses suffered by Vessels that are repaired, restored or replaced (to at least the condition or quality prior to the occurrence of the applicable Casualty Event) and (ii) any Casualty Losses suffered by Vessels that are excluded from the Transactions as a result of Purchaser’s or Sellers’ exercise of the Casualty Exclusion Right shall, in each case, be excluded for purposes of this Section 6.02(j). (ii) Each Vessel Entity shall own the Vessel owned by it as of the Execution Date, each such Vessel Entity shall be an Acquired Entity and shall not be excluded from the Transactions (except as excluded by Purchaser pursuant to Section 6.02(j)(iv)), and there shall not have been an actual, constructive or compromised total loss of any Vessel. (iii) There shall not have been any Casualty Event affecting or otherwise burdening the Golar Nanook or Golar Igloo that results in, or would reasonably be likely to result in, (x) the termination of the Golar Nanook Charter or Golar Igloo Charter (the, or the termination, cessation, deferral or suspension of any payments (including any hire payments) due to the Company Group under the Golar Nanook Charter or Golar Igloo Charter or (y) any excuse to the performance in full of the charterer’s obligations under such agreements, in each case, as of (and from and after) the Closing. (iv) There shall not have been any Casualty Event affecting or otherwise burdening any Vessel other than the Golar Nanook or Golar Igloo that results in, or would reasonably be likely to result in, (x) the termination of any Existing Charter or any Post- Closing Time Charter Agreement relating to such Vessel, or the termination, cessation, deferral or suspension of any payments (including any hire payments) due to the Company Group under the Existing Charter or Post-Closing Time Charter Agreement relating to such Vessel or (y) any excuse to the performance in full of the charterer’s obligations under such agreements, in each case, as of (and from and after) the Closing; provided, that to the extent that only one Casualty Event (or series of related Casualty Events with respect to the same Vessel) occurs that would otherwise cause this condition not to be satisfied as of Closing, then this condition shall be deemed satisfied so long as the independent engineer of the Lenders confirms in writing to Purchaser prior to Closing that (1) such Casualty Event does not result in greater than $20,000,000 of Casualty Losses in the aggregate and (2) the Vessel can reasonably be expected to be repaired, restored or replaced in full within sixty days; provided, further, that in Purchaser’s sole discretion, Purchaser may elect to exclude from the Transactions any Vessel that would cause the failure of this condition (notwithstanding, if applicable, the prior expiration of any deadline to exercise a Casualty Exclusion Right) and, in connection therewith, reduce the Total Unadjusted Consideration by the full Allocated Value (as set forth on Section 5.14 of Sellers Disclosure Schedule) of such affected Vessel (in which case, this condition shall be deemed to be satisfied, provided that no other Casualty Event has occurred with respect to any other Vessel that would cause the failure of this condition).

90 (k) September 2019 Debenture. Any Liens on any of the Acquired Entities or their respective assets or properties, or any restriction on the operation of the Business, in each case, arising out of the September 2019 Debenture (as defined in the Sellers Disclosure Schedule), shall have been terminated or irrevocably waived, and neither any Acquired Entity, nor any asset of any Acquired Entity, shall be directly or indirectly (i) subject to any restriction, covenant or obligation contained in or relating to the September 2019 Debenture or any collateral arrangements, guarantees and other documents and instruments evidencing or relating thereto (collectively, the “Debenture Documents”) or (ii) encumbered by the September 2019 Debenture or any Debenture Document. Section 6.03 Conditions to Obligations of Sellers. The obligations of each Seller to effect the Closing are further subject to the satisfaction by Purchaser (or waiver, if permissible under applicable Law, by Sellers in writing) at or prior to the Closing of each of the following conditions: (a) Representations and Warranties. The representations and warranties of Purchaser (i) set forth in Section 4.01, Section 4.03(a), Section 4.03(b)(A) and Section 4.10 (together with the representations and warranties of Purchaser set forth in Section 4.02, the “Purchaser Fundamental Representations”) shall be true and correct in all respects, (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects, (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) set forth in Article IV of this Agreement, other than the Purchaser Fundamental Representations, shall be true and correct (disregarding all qualifications or limitations as to “materiality” and words of similar import set forth therein) as of the Closing with the same effect as though made as of the Closing (except to the extent expressly limited to a specific date, in which case as of such specific date), except, in the case of this clause (ii), where the failure to be so true and correct (disregarding all qualifications or limitations as to “materiality,” and words of similar import set forth therein) would not reasonably be expected to impair in any material respect the ability of Purchaser to perform its obligations under this Agreement or prevent or materially delay the consummation of the Transactions and (iii) the representations and warranties set forth in Section 4.02 shall be true and correct in all respects as of the Closing with the same effect as though made as of the Closing (except for de minimis deviations). (b) Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with its obligations required to be performed or complied with by it under this Agreement at or prior to the Closing. (c) Officer’s Certificate. Sellers shall have received at the Closing a certificate, dated as of the Closing Date and signed on behalf of Purchaser by an authorized officer of Purchaser, certifying to the effect that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied. (d) Closing Deliverables. Purchaser shall have delivered (or be ready, willing and able to deliver at Closing) to Sellers or the other applicable recipients the documents and other items required to be delivered by Purchaser under Section 2.03(b)(i) and Section 2.03(b)(iii).

91 (e) Casualty Loss. The aggregate Casualty Losses with respect to Casualty Events affecting the Vessels during the Pre-Closing Period shall not exceed twenty percent (20%) of the Total Unadjusted Consideration; provided that (i) any Casualty Losses suffered by Vessels that are repaired, restored or replaced (to at least the condition or quality prior to the occurrence of the applicable Casualty Event) and (ii) any Casualty Losses suffered by Vessels that are excluded from the Transactions as a result of Purchaser’s exercise of the Casualty Exclusion Right shall, in each case, be excluded for purposes of this Section 6.03(e); provided, further, that the condition set forth in this Section 6.03(e) shall not apply in the event Purchaser delivers a written notice to Sellers waiving Sellers’ obligations under Section 5.14(b) with respect to a Vessel subject to a Casualty Loss. Section 6.04 Frustration of Closing Conditions. Neither Seller may not rely on the failure of any condition set forth in Section 6.01 or Section 6.03 to be satisfied if such failure was caused by the failure of such Seller to perform any of its obligations under this Agreement. Purchaser may not rely on the failure of any condition set forth in Section 6.01 or Section 6.02 to be satisfied if such failure was caused by the failure of Purchaser to perform any of its obligations under this Agreement. ARTICLE VII TERMINATION Section 7.01 Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to Closing (except as otherwise expressly noted): (a) by the mutual written consent of each Seller and Purchaser; (b) by either of Seller or Purchaser: (i) if the Closing shall not have been consummated on or before December 30, 2022 (as may be extended pursuant to the terms of this Section 7.01(b)(i), the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party that is in material breach of this Agreement at such time and such breach results in or is the cause of a failure of the other party’s conditions to Closing set forth in Article VI; provided, further, that in the event the Marketing Period has commenced but not yet completed at the time of the Outside Date (and subject to the preceding clause), the Outside Date may be extended one time by Purchaser in its sole discretion until three (3) Business Days after the final day of the Marketing Period, by delivering written notice thereof to Sellers at least one (1) Business Day prior to the Outside Date; or (ii) if a court of competent jurisdiction or other competent Governmental Authority shall have issued a final and nonappealable order, or shall have taken any other final and nonappealable action, having the effect of permanently restraining, enjoining or otherwise prohibiting any of the Transactions; provided, however, the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to any party whose failure to perform any of its obligations pursuant to Section 5.02 resulted in the entry of the order or the taking of such other action;

92 (c) by Purchaser if any Seller shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02, (B) has not been waived in writing by Purchaser, and (C) is incapable of being cured prior to the Outside Date, or if capable of being cured, has not been cured by such Seller within thirty (30) days after Sellers’ receipt of written notice of such breach or failure to perform from Purchaser (or in any event has not been cured by the Outside Date); provided that Purchaser shall not have the right to terminate this Agreement pursuant to this Section 7.01(c) if Purchaser is then in material breach of this Agreement at such time and such breach results in or is the cause of a failure of such Seller’s conditions to Closing set forth in Article VI; (d) by Sellers if Purchaser shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.03, (B) has not been waived in writing by Sellers and (C) is incapable of being cured prior to the Outside Date, or if capable of being cured, has not been cured by Purchaser within thirty (30) days after Purchaser’s receipt of written notice of such breach or failure to perform from Sellers (or in any event has not been cured by the Outside Date); provided that Sellers shall not have the right to terminate this Agreement pursuant to this Section 7.01(d) if any Seller is then in material breach of this Agreement at such time and such breach results in or is the cause of a failure of Purchaser’s conditions to Closing set forth in Article VI; or (e) by any Seller, if (i) the Marketing Period has ended and all of the conditions set forth in Section 6.01 and Section 6.02 (other than those conditions that by their nature are to be satisfied at the Closing but which would be capable of being satisfied if the Closing Date were the date of such termination) have been satisfied or waived, (ii) Sellers have irrevocably confirmed in writing to Purchaser that (A) all conditions set forth in Section 6.01, Section 6.02 and Section 6.03 (other than those conditions that by their nature are to be satisfied at the Closing but which would be capable of being satisfied if the Closing Date were the date of such termination) have been satisfied or waived and (B) Sellers are ready, willing and able to consummate the Closing and (iii) within three (3) Business Days after Sellers have delivered written notice to Purchaser of the satisfaction of such conditions and such confirmation, the Closing shall not have been consummated. Section 7.02 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement and all obligations hereunder shall forthwith become null and void (other than Section 5.05, Section 5.08(c), this Section 7.02, Section 7.03, Article X (other than Section 10.07), the Purchaser Guarantee and the Confidentiality Agreement, all of which shall survive termination of this Agreement) and the parties shall have no Liability hereunder (or be responsible for any Losses hereunder); provided that the foregoing shall not relieve, release or discharge (i) any Seller from any liability for Losses to Purchaser for either Seller’s Willful Breach of this Agreement, and Purchaser shall be entitled to pursue any and all remedies at Law or in equity, including specific performance, and to seek recovery of all Losses of every kind and nature for such Willful Breach or (ii) Purchaser from any obligation to pay the Termination Fee as provided in Section 7.03.

93 Section 7.03 Termination Fee. (a) If this Agreement is terminated (i) by any Seller pursuant to Section 7.01(d) or Section 7.01(e) or (ii) pursuant to Section 7.01(b)(i) if such Seller could otherwise have terminated pursuant to Section 7.01(d) or Section 7.01(e), then Purchaser shall pay to Sellers, as liquidated damages in connection with any such termination, a fee in an amount equal to $80,200,000 (the “Termination Fee”) by wire transfer of immediately available funds in U.S. dollars to an account designated in writing by Sellers within five (5) Business Days after such termination. For the avoidance of doubt, Sellers may, subject to Section 7.02, this Section 7.03(a), Section 7.03(b) and Section 10.07, simultaneously pursue: (i) a grant of specific performance pursuant to Section 10.07 and (ii) payment of the Termination Fee pursuant to this Section 7.03(a); provided, however, that Sellers shall not be entitled to both obtain specific performance to cause the Closing to occur and also receive the Termination Fee, and in no event shall the Termination Fee be paid on more than one occasion; and provided, further, that Sellers acknowledge and agree that any Seller’s sole and exclusive remedies for any breach of this Agreement by Purchaser (whether a Willful Breach or otherwise) prior to Closing shall be (x) to receive a grant of specific performance of this Agreement if and to the extent entitled pursuant to Section 10.07 or (y) to terminate this Agreement pursuant to Section 7.01(b), Section 7.01(d) or Section 7.01(e) and, if and to the extent entitled pursuant to this Section 7.03(a), receive the Termination Fee as liquidated damages (and if the Termination Fee shall become payable pursuant to this Section 7.03(a), the right to receive the Termination Fee shall constitute the sole and exclusive recourse of any Seller and its Affiliates, and any of Sellers’ or their respective Affiliates’ respective financing sources, former, current or future general or limited partners, other investors, parents, direct or indirect holders of Equity Securities, shareholders or members, Subsidiaries, divisions, present or former directors, officers or employees, predecessors, successors, assigns, beneficiaries, heirs or other Representatives (collectively, the “Sellers Related Parties”) against Purchaser or its Affiliates, or any of Purchaser’s or its Affiliates respective financing sources (including the Debt Financing Sources), former, current or future general or limited partners, other investors, parents, direct or indirect holders of Equity Securities, shareholders or members, Subsidiaries, divisions, present or former directors, officers or employees, predecessors, successors, assigns, beneficiaries, heirs or other Representatives (the “Purchaser Related Parties”) for any Liability, Loss, cost or expense suffered as a result of any breach (including any Willful Breach) of any covenant, representation or warranty in this Agreement or the Transaction Documents or the failure of the Closing to be consummated or otherwise, which recourse shall be sought solely against Purchaser to the extent provided herein and subject to the limitations set forth herein and no other Purchaser Related Party, and upon acceptance of the Termination Fee by Sellers, Purchaser shall not have any further Liability or obligation relating to or arising out of this Agreement or the Transaction Documents or any of the transactions contemplated hereby or thereby or any theory of Law or equity, whether in equity or at Law, in contract, tort or otherwise). (b) Each of the parties hereto acknowledges that the Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate Sellers in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision. Accordingly, in the event that Purchaser shall fail to pay the Termination Fee when due, or Sellers shall fail to pay any amount

94 due to Purchaser hereunder, and in order to obtain such payment, the aggrieved party commences a suit for such fee which results in a judgment against the other party, then the losing party shall pay to the prevailing party such prevailing party’s expenses (including reasonable and documented out-of-pocket attorneys’ fees and expenses of enforcement) in connection with such suit and, in addition, if the prevailing party is the party seeking such fees, the losing party shall pay to the prevailing party interest on the amount of the fee owed at the prime lending rate prevailing at such time, as published in The Wall Street Journal, plus two percent (2%) per annum from the date such amounts were required to be paid until the date actually received by such party. ARTICLE VIII INDEMNIFICATION Section 8.01 Survival Periods. Except for the Purchaser Fundamental Representations, the Sellers Fundamental Representations and the representations and warranties of Sellers set forth in Section 3.10 (together with the corresponding representations and warranties in the Sellers’ Certificate, the “Tax Representations”), all representations and warranties of Purchaser and Sellers contained in this Agreement and the right to commence any claim with respect thereto under Section 8.02 and Section 8.03 shall survive the Closing until the date that is one (1) year after the Closing Date. The Purchaser Fundamental Representations, the Sellers Fundamental Representations and the Tax Representations contained in this Agreement and the right to commence any claims with respect thereto under Section 8.02, Section 8.03 and Article IX shall survive the Closing until the date that is sixty (60) days following the expiration of the applicable statute of limitations. The covenants and agreements contained in this Agreement that by their nature are required to be performed at or prior to the Closing and the right to commence any claim with respect thereto under Section 8.02 and Section 8.03 shall survive the Closing until the date that is one (1) year after the Closing Date. The covenants and agreements in this Agreement that by their nature are required to be performed following the Closing Date shall survive, and a claim may be brought in respect of a breach thereof, until performed. Notwithstanding the preceding two sentences, the covenants and agreements set forth in Article IX (including the indemnity set forth in Section 9.08(c)) shall survive the Closing until the date that is sixty (60) days following the expiration of the applicable statute of limitations. No Person shall be entitled to indemnification, and no Proceeding seeking to recover Losses or other relief shall be commenced or maintained, after the end of the relevant survival period set forth herein, unless a claim for indemnification with respect to such claim has previously been made prior to the end of the relevant survival period in accordance with this Agreement. For the avoidance of doubt, if a claim for indemnification is submitted on or before the date any representation, warranty, covenant, indemnity or performance obligation would otherwise expire under such Sections alleging a right to indemnification or defense for liabilities arising out of, relating to or attributable to the breach of such representation, warranty, covenant, indemnity or performance obligation, such representation, warranty, covenant, indemnity or performance obligation shall continue to survive until the later of (x) the date on which the claims asserted in such claim notice that are based on the breach of such representation, warranty, covenant, indemnity or performance obligation have been fully and finally resolved under Section 8.04 or (y) the date on which payment is made pursuant to Section 8.07. Section 8.02 Indemnification by Sellers. From and after the Closing Date, and except with respect to Taxes and Tax matters (indemnification claims in respect of which may be

95 brought solely under Article IX), and subject to the provisions of this Article VIII (including the limitations set forth in Section 8.05), Sellers shall jointly and severally indemnify, defend and hold harmless the Purchaser, the Company and each of their respective Affiliates, and its and their respective directors, officers, employees, partners, members, managers, equityholders, agents, representatives, successors and permitted assigns (collectively, the “Purchaser Indemnified Parties”) from and against any and all Losses actually incurred, sustained or suffered by such Purchaser Indemnified Parties to the extent resulting from or otherwise attributable or relating to: (a) any breach of any representation or warranty of Sellers contained in Article III of this Agreement; (b) any breach of any covenant or agreement contained in this Agreement to be performed by any Seller or, prior to the Closing, any Company Group Member or Joint Venture Entity; (c) the ownership or operation of the Excluded Entities or the assets or properties of the Excluded Entities during the period prior to, at or after the Closing; (d) each of the matters, events or circumstances described on Section 3.08 of the Sellers Disclosure Schedule (including attorney’s fees on an as-incurred basis), including any loss of hire or Losses resulting from a seizure of a Vessel relating to such matters, events or circumstances; and (e) the matters set forth on Section 8.02(e) of the Sellers Disclosure Schedule. Section 8.03 Indemnification by Purchaser. From and after the Closing Date, and except with respect to Taxes and Tax matters (indemnification claims in respect of which may be brought solely under Article IX), and subject to the provisions of this Article VIII (including the limitations set forth in Section 8.05), Purchaser shall indemnify, defend and hold harmless Sellers and their respective Affiliates, and their respective directors, officers, employees, partners, members, managers, equityholders, agents, representatives, successors and permitted assigns (collectively, the “Sellers Indemnified Parties” and together with the Purchaser Indemnified Parties the “Indemnified Parties”) from and against any and all Losses actually incurred, sustained or suffered by the Sellers Indemnified Parties to the extent resulting from: (a) any breach of any representation or warranty by Purchaser contained in Article IV of this Agreement; or (b) any breach of any covenant or agreement contained in this Agreement to be performed by Purchaser or, after the Closing, the Company Group. Section 8.04 Claims Procedures. (a) Third-Party Claims. (i) Upon becoming aware of a claim or a possible claim by a third party against an Indemnified Party (a “Third-Party Claim”) in respect of which such Indemnified Party may seek indemnity with respect thereto under this Section 8.04, such Indemnified

96 Party shall promptly provide the Indemnifying Party with written notice of such claim or possible claim, describing in reasonable detail the facts and circumstances on which such claim is based, the provisions of this Agreement pursuant to which indemnification is being sought (including the representations, warranties, covenants or agreements alleged to have been breached) and an estimate of the Indemnified Party’s Losses for which indemnification is being sought. The failure to provide such notice shall not result in a waiver of any right to indemnification hereunder except to the extent that the indemnifying party (the “Indemnifying Party”) is materially prejudiced by such failure with respect to its ability to defend the claim for which indemnification is being sought. The Indemnifying Party shall have thirty (30) days after receipt of such notice to provide written notice to the Indemnified Party that it desires to assume the conduct and control, through counsel, contractors and consultants of its own choosing, and at the expense of the Indemnifying Party, of the settlement or defense thereof, and thereafter the Indemnified Party may only participate in the settlement or defense thereof at its sole cost and expense, not subject to indemnification hereunder; provided that, subject to the following sentence, the Indemnifying Party shall not be entitled to assume or control the settlement or defense if the Indemnifying Party is also a party and the Indemnified Party determines in good faith based on the advice of counsel that there may be one or more legal defenses available to the Indemnified Party that are different or in addition to those available to the Indemnifying Party and that could result in a conflict of interest between the Indemnifying Party and the Indemnified Party. Notwithstanding anything herein to the contrary, (x) any Third-Party Claim indemnified by Sellers pursuant to Section 8.02(d) shall be controlled by Sellers in all respects and (y) other than as set forth in the preceding clause, the Indemnifying Party shall not be entitled to assume or continue control of the defense of any such Proceeding if (A) such Proceeding relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation or (B) such Proceeding seeks an injunction or equitable relief as the primary remedy against any Indemnified Party that would materially and adversely affect the Indemnified Party. The Indemnified Party is authorized, prior to and during such thirty (30) day period (or, if earlier, until the Indemnifying Party admits its Liability to defend the Indemnified Party against such Third-Party Claim) to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party. (ii) If the Indemnifying Party assumes the defense of such Third-Party Claim, the Indemnified Party shall reasonably cooperate (at the Indemnifying Party’s cost and expense) with the Indemnifying Party in connection therewith, including by using reasonable efforts to furnish books and records, personnel and witnesses, as appropriate for any defense of such claim, and the Indemnifying Party shall be authorized to consent to any settlement of, or entry of any judgment arising from, any such Third-Party Claim, in its sole discretion and without the consent of any Indemnified Party; provided that such settlement or judgment (i) does not involve any injunctive relief or finding or admission of any violation of Law or any admission of wrongdoing by any Indemnified Party, (ii) fully and finally releases the Indemnified Party completely in connection with such Third-Party Claim, and (iii) the Indemnifying Party shall pay or cause to be paid all amounts in such settlement or judgment subject to the limitations of this Article VIII.

97 (iii) If the Indemnifying Party does not assume the defense (whether by election, or because it is not entitled to do so), withdraws from the defense of a Third-Party Claim, or fails to prosecute, indemnify against or settle any Third-Party Claim, then the Indemnified Party shall (x) subject to following sentence of this Section 8.04, have the right to defend, contest, settle and compromise the claim with counsel of Indemnified Party’s choosing (and by doing so the Indemnifying Party shall not waive any right to indemnity therefor pursuant to this Agreement) and (y) shall cooperate in good faith and, upon the Indemnifying Party’s written request, keep the Indemnifying Party reasonably informed of material developments with respect to such Third-Party Claim. The Indemnified Party shall in no event settle (or consent to the settlement of) any Third-Party Claim without the prior written consent of the Indemnifying Party; provided that the Indemnified Party may settle any Third-Party Claim without such consent if it first waives any right to indemnity under this Agreement with respect to all Losses related to such claim. Any non-compliance by the Indemnified Party with the terms and conditions of this Section 8.04 shall be deemed a waiver of such Indemnified Party’s right to indemnification hereunder solely to the extent the Indemnifying Party is actually prejudiced. (b) Non-Third Party Claims. The Indemnified Party will notify the Indemnifying Party in writing promptly (and in any event on or before the applicable survival date for such indemnity claim pursuant to Section 8.01) after becoming aware of any claim that the Indemnified Party is entitled to indemnification hereunder, which notice shall set forth in reasonable detail the facts and circumstances on which such claim is based, the provisions of this Agreement pursuant to which indemnification is being sought (including the representations, warranties, covenants or agreements alleged to have been breached) and an estimate of the Indemnified Party’s Losses for which indemnification is being sought (if ascertainable); provided that any failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any indemnification obligations that it may have to the Indemnified Party hereunder other than to the extent the Indemnifying Party is actually and materially prejudiced thereby. During the fifteen (15) day period immediately following the delivery of any notice pursuant to the immediately preceding sentence of this Section 8.04(b), the Indemnifying Party and the Indemnified Party shall, in good faith, attempt to resolve any dispute related such claim for indemnity by the Indemnified Party. Section 8.05 Limitations on Indemnification. Notwithstanding anything to the contrary in this Agreement: (a) Any claim under Section 8.02 or Section 8.03 or Article IX required to be made on or prior to the expiration of the applicable survival period set forth in Section 8.01 and not made on or prior to such expiration in accordance with Section 8.01 shall be irrevocably and unconditionally released and waived by the party seeking indemnification with respect thereto. The parties further acknowledge that the time periods set forth in Section 8.01 for the assertion of claims under this Agreement are the result of arm’s-length negotiation among the parties and that they intend for the time periods to be enforced as agreed by the parties. (b) (i) Except with respect to the Sellers Fundamental Representations, the Purchaser Indemnified Parties shall not be entitled to recover from Sellers for any claim pursuant to Section 8.02(a) unless such claim individually or a series of related claims involves Losses in

98 excess of $100,000 (the “De Minimis Threshold”), it being understood that if such Losses do not exceed the De Minimis Threshold, such Losses shall not be applied to or considered for purposes of calculating the aggregate amount of the Purchaser Indemnified Parties’ indemnifiable Losses under Section 8.02(a), (ii) except with respect to the Sellers Fundamental Representations, the Purchaser Indemnified Parties shall not be entitled to recover from any Seller for any claims pursuant to Section 8.02(a) until the aggregate amount of the Purchaser Indemnified Parties’ indemnifiable Losses under Section 8.02(a) exceeds one and one-half percent (1.5%) of the Total Unadjusted Consideration (the “Deductible”), it being understood that if such Losses exceed the Deductible, the Purchaser Indemnified Parties shall only be entitled to indemnification for Losses under Section 8.02(a) in excess of the amount of the Deductible, (iii) except with respect to the Sellers Fundamental Representations, the maximum amount of indemnifiable Losses for which any Seller may be liable pursuant to Section 8.02(a) shall be an amount equal to twelve and one half percent (12.5%) of the Total Unadjusted Consideration and (iv) the maximum amount of indemnifiable Losses for which any Seller or Purchaser may be liable pursuant to Section 8.02 and/or Article IX shall be an amount equal to the Total Unadjusted Consideration. Notwithstanding anything to the contrary, the limitations in clauses (i) through (iii) of this Section 8.05(b) shall not apply with respect to any claim for indemnification brought by a Purchaser Indemnified Party in response to or as a result of any claim brought by NFE or its Affiliates alleging or seeking recovery for a breach of any performance warranty under any Post-Closing Time Charter Agreement to the extent based on the facts and circumstances that form the basis of such claim under the Post-Closing Time Charter Agreement. (c) The amount of any Losses for which indemnification is provided under this Article VIII and Article IX shall be net of (i) any amounts actually recovered by the Indemnified Party under insurance policies with respect to such Losses, (ii) any prior or subsequent recovery actually received by the Indemnified Party from any Person with respect to such Losses (including pursuant to any indemnification agreement or arrangement with any third party) (it being agreed that if any such amounts are recovered by the Indemnified Party in respect of any such Losses subsequent to the Indemnifying Party’s making of an indemnification payment in satisfaction of its applicable indemnification obligation, such amounts shall be promptly remitted to the Indemnifying Party to the extent of the indemnification payment made) and (iii) any Tax Benefit actually realized by any Seller or Purchaser, as applicable, as a result of incurring such loss in the taxable year that such Loss was incurred or the following taxable year. The Indemnified Parties shall use, and cause their Affiliates to use, commercially reasonable efforts to seek recovery under all provisions covering such Losses to the same extent as it would if such Losses were not subject to indemnification hereunder. Claims for Taxes shall be made solely pursuant to Article IX, and no claims therefor shall be made under this Article VIII, in each case subject to the provisions of this Section 8.05. In the event of any conflict between this Article VIII and Article IX, the provisions of Article IX shall govern. (d) Neither party shall, in any event, be liable hereunder to any Person for any consequential, incidental, indirect, special or punitive damages, loss of revenue, income or profits, diminution of value or loss of business reputation or opportunity and no “multiple of profits” or “multiple of cash flow” or similar valuation methodology shall be used in calculating the amount of any Losses payable by any Seller hereunder; provided the foregoing shall not (i) limit an party’s Liability to any Person for direct damages (including loss of revenue, income or profits), (ii) apply in the case of Fraud or (iii) limit any party’s Liability to any person in connection with any damages

99 incurred by third parties for which indemnification is sought pursuant to the terms of this Agreement. (e) No Indemnified Party shall be entitled to any indemnification hereunder to the extent that such indemnification would constitute a duplicative payment for the same Loss. (f) Each of the parties agrees to use its commercially reasonable efforts to mitigate its respective Losses upon and after having Knowledge of any Losses that are indemnifiable hereunder. (g) The limitations set forth in this Section 8.05 shall not apply with respect to a party’s Fraud. Section 8.06 Exclusive Remedies. Except with respect to any matter relating to Taxes (which shall be governed exclusively by Article IX), and except for Fraud, and the parties’ right to seek and obtain specific performance, an injunction or any other equitable relief pursuant to Section 10.07, the parties acknowledge and agree that, following the Closing, the indemnification provisions of Section 8.02 and Section 8.03 shall be the sole and exclusive remedies of each Seller and Purchaser for any liabilities or Losses (including any liabilities or Losses from claims for breach of contract, warranty, tortious conduct (including negligence) or otherwise and whether predicated on common law, statute, strict liability, or otherwise) that any party may at any time suffer or incur, or become subject to, as a result of, or in connection with the Transactions or the other transactions contemplated hereby, including any breach of any representation or warranty in this Agreement by any party, or any failure by any party to perform or comply with any covenant or agreement that, by its terms, was to have been performed, or complied with, under this Agreement. Without limiting the generality of the foregoing, each party hereby irrevocably waives any right of rescission it may otherwise have or to which it may become entitled. Section 8.07 Manner of Payment. (a) To the extent that Purchaser is entitled to any indemnification payments pursuant to Section 8.02 or Article IX, within fifteen (15) Business Days after the final determination thereof, Sellers shall promptly, at Purchaser’s option, (i) pay to Purchaser such amount by wire transfer of immediately available funds to the account or accounts designated by Purchaser or (ii) assign and transfer to Purchaser an amount of Golar Winter Parent’s membership interests in the Company having a fair market value equal to the amount of the indemnification payment to which Purchaser is entitled. (b) To the extent that any Seller is entitled to any indemnification payments pursuant to Section 8.03, within fifteen (15) Business Days after the final determination thereof, Purchaser shall promptly pay to such Seller such amount by wire transfer of immediately available funds to the account or accounts designated by such Seller. Section 8.08 Tax Treatment of Payment. The parties hereto agree that all indemnification payments made under this Agreement, including any payment made under this Article VIII and Article IX, shall be treated for Tax purposes as an adjustment to the portion of the Total Adjusted Consideration attributable to the Purchased Interests (to the extent the

100 indemnification payments are attributable to the Purchased Interests) or an adjustment to the Contributed Interests Value (to the extent the indemnification payments are attributable to the Contributed Interest), which allocation shall be made by Purchaser in its sole consideration. Section 8.09 Materiality. For purposes of this Article VIII and Article IX, (i) any breach or inaccuracy in any representations or warranties contained in Article III, Article IV (excluding Section 3.06, Section 3.07(b) and Section 3.17(a)) and (ii) the calculation of the obligations and Losses associated therewith shall, in each case, be determined without regard to any materiality, “Material Adverse Effect” or other similar qualifiers. ARTICLE IX TAX MATTERS Section 9.01 Cooperation on Tax Matters. Purchaser, Sellers and the Company Group will cooperate fully, as and to the extent reasonably requested by one of the other parties, in connection with the preparation and filing of any Tax Returns and any action with respect to Taxes. Such cooperation shall include the retention and (upon the other parties’ request) the provision of records and information that are reasonably relevant to any such action. Any information obtained pursuant to this Article IX or pursuant to any other Section hereof providing for the sharing of information or review of any Tax Return or other schedule relating to Taxes with respect to the Acquired Entities shall be kept confidential by the parties hereto and their respective legal and tax advisors. Section 9.02 Section 338(g) Elections. With respect to the transactions contemplated by this Agreement, Purchaser shall file a timely election under Section 338(g) of the Code with respect to each entity within the Company Group taxable as a corporation for U.S. federal income tax purposes at the time of Closing other than NFE Freeze UK Ltd (“Section 338(g) Elections”). In connection with any Section 338(g) Elections made by the Purchaser, Purchaser shall prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns, notices and other filings required to be filed in accordance with applicable Law, as reasonably determined by Purchaser in good faith, including, to the extent applicable, timely compliance with the notice requirement mentioned in U.S. Treas. Reg. 1.338-2(e)(4); provided, however, Sellers shall prepare a draft IRS Form 8883 (or successor form) and provide such draft IRS Form 8883 to Purchaser no later than thirty (30) days prior to the due date of such IRS Form 8883 (taking into account all valid extensions) for Purchaser’s review and comment, and Sellers shall consider Purchaser’s reasonable comments in good faith and the draft IRS Form 8883 with such reasonable Purchaser comments incorporated shall become the “Final IRS Form 8883.” Each party shall be bound by the allocations set forth on a Final IRS Form 8883 for all purposes and shall not take any position inconsistent with such allocations on any Tax Return, any Proceeding before a Governmental Authority or otherwise unless required to do so by a final determination as defined in Section 1313 of the Code (or similar provision of U.S. state or local or non-U.S. Law) or with the consent of the other party. The Total Unadjusted Consideration allocation set forth on a Final IRS Form 8883 shall be appropriately adjusted if and when any adjustments to the Total Unadjusted Consideration are made pursuant to this Agreement. In the event the allocations set forth on a Final IRS Form 8883 are disputed by any Governmental Authority and Purchaser receives notice of such dispute, Purchaser shall promptly notify and consult with Sellers concerning the resolution of such dispute, keep Sellers apprised of all aspects of the dispute and obtain Sellers’ prior written consent prior to

101 resolving any such dispute. To facilitate such Section 338(g) Elections, at the Closing, Sellers shall deliver or cause to be delivered to the Purchaser IRS Forms 8023 or successor forms and any similar forms under state or local law (each a “Form 8023”), which Forms 8023 shall have been duly executed by authorized persons on behalf of Sellers or the appropriate Acquired Entity. Section 9.03 U.S. Entity Classification Election. Immediately prior to the Closing, Sellers shall cause the entities listed in Section 5.10 of the Sellers Disclosure Schedule to file IRS Form 8832 to be treated as disregarded entities and/or partnerships for U.S. federal income tax purposes, effective prior to the Closing Date. Section 9.04 Straddle Period. For purposes of this Agreement, in the case of any taxable period beginning before and ending after the Closing Date (a “Straddle Period”), whenever it is necessary to determine the liability for Taxes of any Acquired Entity for any Straddle Period, the determination of the Taxes for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning after, the Closing Date shall be determined by assuming that the Straddle Period consisted of two (2) taxable years or periods, one which ended at the close of business on the Closing Date and the other which began at the beginning of the day following the Closing Date, and items of income, gain, deduction, loss or credit for the Straddle Period, shall be allocated between such two (2) taxable years or periods on a “closing of the books basis” by assuming that the books of each entity within the Acquired Entities, as applicable, were closed at the close of the Closing Date; provided, however, that (a) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, and (b) periodic taxes (other than income, franchise/capital, sales, use, or withholding Taxes) such as real and personal property taxes, shall be apportioned ratably between such periods based on the number of days for the portion of the Straddle Period ending on and including the Closing Date, on the one hand, and the number of days for the portion of the Straddle Period beginning after the Closing Date, on the other hand; provided, further, that unless required otherwise by applicable law any deductions in respect of Transaction Expenses shall be allocated to the Pre-Closing Tax Period. Section 9.05 Pre-Closing Tax Returns. Sellers shall prepare and timely file, or shall cause to be prepared and timely filed, (taking into account all valid extensions) any and all Tax Returns of each Company Group Member (and, if applicable, each Joint Venture Entity) covering a Tax period ending on or before the Closing Date that are required to be filed after the Closing Date (each, a “Pre-Closing Tax Return”), and each such Pre-Closing Tax Return shall be prepared in a manner consistent with past custom and practice except as otherwise required by applicable Law. Sellers shall provide a copy of each such Pre-Closing Tax Return, together with all supporting documentation and workpapers to Purchaser for Purchaser’s review and comment at least thirty (30) days prior to the due date (taking into account all valid extensions) for filing such Pre-Closing Tax Return. Purchaser shall provide any reasonable comments in writing to Sellers at least five (5) Business Days prior to the due date (taking into account all valid extensions) for filing such Pre-Closing Tax Return, which Sellers shall take into consideration in good faith prior to filing such Pre-Closing Tax Return. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Tax Return for a Pre-Closing Tax Period, Sellers shall pay to Purchaser or to the appropriate Governmental Authority the amount of any Pre-Closing Taxes with respect to such Tax Return.

102 Section 9.06 Straddle Tax Return. Purchaser shall prepare and timely file, or shall cause to be prepared and timely filed, (taking into account all valid extensions), any and all Tax Returns of each Acquired Entity covering a Straddle Period (each, a “Straddle Tax Return”), and each Straddle Tax Return shall be prepared in a manner consistent with past custom and practice except as otherwise required by applicable Law. Purchaser shall provide a copy of each such Straddle Tax Return, together with all supporting documentation and workpapers, to Sellers for review and reasonable comment at least thirty (30) days prior to the due date (taking into account all valid extensions) for filing such Straddle Tax Return. Sellers shall provide any reasonable comments in writing to Purchaser, which reasonable comments shall be accepted by Purchaser, at least five (5) Business Days prior to the due date (taking into account all valid extensions) for filing such Straddle Tax Return. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Tax Return for a Straddle Period, Sellers shall pay to Purchaser the amount of any Pre-Closing Taxes with respect to such Tax Return. Section 9.07 Tax Contests (a) Purchaser agrees to give prompt written notice to Sellers if Purchaser or any entity within the Acquired Entities receives any written communication or notice with respect to any audit, review, examination, assessment, or any other administrative or judicial proceeding with the purpose or effect of redetermining Taxes of or with respect to an entity within the Acquired Entities (including any administrative or judicial review of any claim for refund) for which any Seller may be required to provide indemnification pursuant to this Agreement (a “Tax Contest”). (b) Sellers shall control and defend, at its sole cost and expense, the conduct of any Tax Contest if it covers only Tax periods ending on or before the Closing Date (a “Pre-Closing Tax Contest”) with counsel (including, for the avoidance of doubt, accountants) of its choice; provided that (i) Sellers keeps Purchaser reasonably informed regarding the progress and substantive aspects of the Pre-Closing Tax Contest and (ii) Purchaser may observe and monitor (and retain separate counsel at its sole cost and expense to observe and monitor) the defense of the Pre-Closing Tax Contest, including, to the extent the circumstances allow, having an opportunity to review any written materials prepared in connection with the Pre-Closing Tax Contest and the right to attend any conferences relating thereto. (c) Purchaser shall have the right to control and defend any Tax Contest covering any Straddle Period and any Tax Contest, as to the Acquired Entities, that is not a Pre- Closing Tax Contest (an “Other Tax Contest”) with counsel (including, for the avoidance of doubt, accountants) of its choice; provided that, with respect to any Tax items in the Other Tax Contest that may give rise to a Tax liability for which any Seller would be required to provide indemnification pursuant to this Agreement, (i) Purchaser keeps Sellers reasonably informed regarding the progress and substantive aspects of such Tax items in the Other Tax Contest, (ii) Sellers may participate in (and retain separate counsel at its sole cost and expense to participate in) the defense of such Tax items in the Other Tax Contest, including having an opportunity to review and comment on any written materials prepared in connection with such Tax items in the Other Tax Contest and the right to attend and participate in any conferences relating thereto, and (iii) Purchaser will not settle or consent to the entry of any order, ruling, decision, or other similar determination or finding with respect to such Tax items in the Other Tax Contest without the prior

103 written consent of Sellers, which consent shall not be unreasonably withheld, conditioned or delayed. Section 9.08 Tax Indemnification. Subject to the limitations set forth in Article VIII and this Article IX, Sellers shall indemnify, defend and hold harmless each of the Purchaser Indemnified Parties from, against, and in respect of, any and all Losses, incurred or suffered by the Purchaser Indemnified Parties or any of them as a result of, arising out of or relating to, directly or indirectly (and without duplication): (a) any breach of, or inaccuracy in, any representation or warranty made by Sellers in Section 3.10 (determined without regard to any materiality qualifiers); (b) any breach of any covenant or agreement relating to Taxes contained in this Agreement to be performed by any Seller or, prior to the Closing, the Company Group or any Joint Venture Entity; or (c) any Pre-Closing Taxes; provided that, Sellers shall have no obligation to indemnify the Purchaser Indemnified Parties against any Taxes (i) resulting from any transactions occurring on the Closing Date after the Closing outside the Ordinary Course (other than as contemplated by this Agreement) or (ii) to the extent attributable to the Purchaser breaching its covenant set forth in Section 9.10, unless, in each case, otherwise required by Law or to the extent expressly consented to in writing by any Seller thereunder. Section 9.09 Tax Refunds. Notwithstanding any other provision of this Agreement, all refunds actually received (or amounts of credits for overpayments actually utilized) of Pre-Closing Taxes paid by the Company Group prior to the Closing Date or otherwise economically borne by Sellers, including any interest paid thereon (“Tax Refunds”), shall be for the account of Sellers. Following the Closing Date, Purchaser shall pay to Sellers the amount of any such Tax Refunds actually received by, or amounts creditable actually utilized by, the Company Group after the Closing Date, reduced by Purchaser’s reasonable and documented out- of-pocket expenses and fees for obtaining such Tax Refund. Section 9.10 Limitation on Purchaser Post-Closing Actions. Unless required by applicable Law, Purchaser shall not, and shall cause Company, Holdco Pledgor and Borrower not to (to the extent Purchaser can control such Persons under the Operating Agreement), with respect to any Company Group Member, (a) amend or modify any Tax Return relating to a Pre-Closing Tax Period or any Straddle Period, (b) extend or waive, or cause to be extended or waived, any statute of limitations or other period for the assessment of any Tax or deficiency relating to a Pre- Closing Tax Period, (c) make or change any Tax election or accounting method or practice with respect to, or that has retroactive effect to, any Pre-Closing Tax Period or (d) initiate or substantively engage in any communication with a Governmental Authority explicitly regarding Taxes in any Pre-Closing Tax Period (in the case of any communications with a U.S. Governmental Authority, based on the information available at such time, that would reasonably be expected to give rise to a Tax liability or obligation for which any Seller would be required to provide indemnification pursuant to this Agreement) (including entering into a voluntary

104 disclosure agreement with a Governmental Authority), in each case of clauses (a) through (d), without obtaining Sellers’ prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Section 9.11 Allocation. Within one hundred twenty (120) days after the Closing Date, Purchaser shall provide to Sellers a draft allocation of the Total Unadjusted Consideration and any other items properly treated as consideration for U.S. federal income and applicable foreign Tax Law purposes among the assets treated as acquired for U.S. federal income Tax purposes pursuant to this Agreement, in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder and applicable foreign Law and, to the extent allowed by applicable Laws, in a manner proportionally consistent with the Allocated Values (the “Draft Allocation”) for Seller’s review. Sellers have thirty (30) days after the receipt of the Draft Allocation to propose any changes to Purchaser’s draft. Purchaser and Sellers shall reasonably cooperate to promptly resolve any disputes with respect to the Draft Allocation. If the parties are unable to resolve any disputed item in the allocation within twenty (20) days after Purchaser’s receipt of Sellers’ proposed changes, the parties shall submit any such remaining disputed items to the Accounting Firm who shall act as an arbitrator to determine only those items in dispute. Within thirty (30) days following submission to the Accounting Firm, the Accounting Firm will prepare and deliver a written determination to the parties with respect to the allocation (such determination to include a work sheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Accounting Firm by the parties). The allocation agreed to by the parties or determined by the Accounting Firm shall become the final allocation (the “Allocation”) and, in the event there is an adjustment to the Total Unadjusted Consideration after the Allocation has been determined, the Allocation shall be revised in accordance with the methodology set forth in this Section 9.11 to reflect such adjustments (the “Revised Allocation”). The Allocation or Revised Allocation shall be final, binding and conclusive on the parties as to such disputed items. Sellers and Purchaser agree to file all information reports and Tax Returns (including IRS Form 8594 and any amended Tax Returns or claims for refund) in a manner consistent with the Allocation or Revised Allocation, and neither Sellers nor Purchaser will take any position inconsistent with such allocation on any Tax Return or otherwise, unless required to do so by applicable Law or a “determination,” within the meaning of Section 1313(a)(1) of the Code or corresponding foreign Law; provided, however, that nothing contained herein shall prevent Purchaser or Sellers from settling any proposed deficiency or adjustment by any Governmental Authority based upon or arising out of the Allocation or Revised Allocation, as applicable, and neither Purchaser nor Sellers shall be required to litigate before any court any proposed deficiency or adjustment by any Governmental Authority challenging the Allocation or Revised Allocation, as applicable. Each of Purchaser and each Seller shall promptly notify the other in writing upon receipt of notice of any pending or threatened Tax audit or assessment challenging the Allocation or Revised Allocation, as applicable. Section 9.12 Intended Tax Treatment. The parties acknowledge and agree that (a) the transfer of the Purchased Interests shall be treated for Tax purposes as dispositions and sales to Purchaser under Section 1001 of the Code and (b) the transfer of the Contributed Interests to the Company shall be treated for Tax purposes as a tax-deferred contribution under Section 721 of the Code. The parties will, and will cause each of their respective Affiliates and the Company to, prepare and file all Tax Returns in a manner consistent with the foregoing, and none of the parties

105 or their respective Affiliates will take any position with any Governmental Authority that is inconsistent with the foregoing, except to the extent required otherwise by applicable law. ARTICLE X MISCELLANEOUS Section 10.01 Amendment or Supplement. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by all of the parties hereto; provided that no amendment to this Agreement shall be made that would adversely affect the rights of the Debt Financing Sources as set forth in Section 6.02, Section 7.03, this Section 10.01, Section 10.05, Section 10.06, Section 10.08 or Section 10.13, or as set forth in the forms of agreements set forth in Exhibit A or Exhibit B, without the prior written consent of such Debt Financing Sources. Section 10.02 Extension of Time, Waiver, Etc. At any time prior to the Closing, Purchaser and Sellers may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by any Seller or Purchaser in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Section 10.03 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, that Purchaser may, prior to Closing, assign this Agreement, its rights hereunder or the Equity Securities of the Company held by Purchaser to an Affiliate or Affiliates of Purchaser by written notice to Sellers prior to Closing. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 10.03 shall be null and void. Section 10.04 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. Section 10.05 Entire Agreement; Third-Party Beneficiaries. This Agreement, together with the exhibits and schedules attached hereto, the Transaction Documents, the Sellers Disclosure Schedule and the Confidentiality Agreement, (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates, or any of them, with respect to the subject matter hereof and thereof

106 and (b) other than with respect to the Indemnitees as set forth in Section 5.06, the Released Parties as set forth in Section 10.14, and the Nonparty Affiliates as set forth in Section 10.16, are not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder. The representations and warranties in this Agreement are the product of negotiations among the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 10.02 without notice or liability to any other Person. Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the Execution Date or as of any other date. Notwithstanding the foregoing, the Debt Financing Sources shall be third-party beneficiaries with respect to Section 7.03, Section 10.01, this Section 10.05, Section 10.06, Section 10.08 and Section 10.13. Section 10.06 Governing Law; Jurisdiction. (a) This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed entirely in that state, regardless of the Laws that might otherwise govern under any applicable conflict of laws principles, except that to the extent any claims or provisions of this Agreement relate to statutory duties, obligations and/or statutory provisions of, or arise under, the Laws of the Marshall Islands, such claims and provisions shall be governed by and in accordance with the Laws of the Marshall Islands. (b) All actions and Proceedings arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated by this Agreement shall be heard and determined in the courts of the State of New York or the federal courts of the United States of America located in the State of New York (together, the “Chosen Courts”) and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such action or Proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such action or Proceeding. The consents to jurisdiction and venue set forth in this Section 10.06(b) shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any action or Proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 10.10 of this Agreement, in each case to the fullest extent permitted by applicable Law. The parties hereto agree that a final judgment in any such action or Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment. (c) Notwithstanding the foregoing in clauses (a) and (b) above, each of the parties agree that it will not bring or support any suit, action or proceeding of any kind or description, whether at law or in equity, whether in contract or in tort or otherwise, against any of the Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Financing

107 or the performance of the transactions related thereto, in any forum other than any New York State or, to the fullest extent permitted under applicable law, federal court sitting in the Borough of Manhattan in The City of New York (and appellate courts thereof), and makes the agreements, waivers and consents set forth in clauses (a) and (b) mutatis mutandis but with respect to the courts specified in this clause (c). (d) Notwithstanding anything to the contrary in this Agreement, if any action, Proceeding, claim or cause of action relates to the interpretation of Sellers’ or Purchaser’s legal rights or obligations under any other Transaction Document, then in the event of any conflict between the terms of this Section 10.06 or Section 10.08 and such Transaction Document, the comparable provisions of the applicable Transaction Document shall govern. Section 10.07 Specific Enforcement. (a) The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement, subject to the terms and conditions of this Agreement. The parties acknowledge and agree that, unless this Agreement has been terminated in accordance with its terms and subject to Section 7.02 and Section 7.03, (a) the parties shall be entitled to seek an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Chosen Courts, this being in addition to any other remedy to which they are entitled and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither Sellers nor Purchaser would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10.07 shall not be required to provide any bond or other security in connection with any such order or injunction. (b) The parties hereto agree that, notwithstanding anything herein or in the Financing Commitments to the contrary, Sellers shall, unless this Agreement has been terminated in accordance with its terms and subject to Section 7.03, be entitled to seek specific performance (or any other equitable relief) to cause Purchaser to effect the Closing on the terms and subject to the conditions in this Agreement, if and only if: (i) all conditions in Section 6.01 and Section 6.02 have been satisfied or waived (other than those conditions that, by their nature, can only be satisfied at the Closing (provided such conditions are capable of being satisfied as of such date)), (ii) Purchaser fails to complete the Closing by the date the Closing would otherwise be required to have occurred pursuant to Section 2.03, (iii) the Debt Financing has been funded, or would be funded to Purchaser at the Closing in accordance with the terms thereof assuming the Equity Financing Commitment is funded at the Closing (provided that Purchaser shall not be required to consummate the Closing if the Debt Financing is not in fact funded, and would not have been funded if the Equity Financing Commitment had been funded, at or prior to the Closing), (iv) the

108 Closing will occur substantially simultaneously with or after the drawdown of the Debt Financing and (v) Sellers have irrevocably confirmed in writing to Purchaser that (A) all conditions set forth in Section 6.01 and Section 6.02 have been satisfied or waived (other than those conditions that, by their nature, can only be satisfied at the Closing (provided such conditions are capable of being satisfied as of such date)) and (B) Sellers are ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and Debt Financing are funded. (c) Notwithstanding anything else to the contrary in this Agreement, the Debt Financing Commitments, the Equity Financing Commitments or otherwise, for the avoidance of doubt, while either party may, subject in all respects to this Section 10.07, concurrently seek (i) specific performance or other equitable relief and (ii) payment of the damages permitted by Section 7.02 or Section 7.03; provided that under no circumstances shall either party, directly or indirectly, be permitted or entitled to receive (1) both (A) a grant of specific performance to cause the other party to consummate the transactions contemplated by this Agreement and (B) payment of any monetary damages whatsoever (including the Termination Fee), as applicable. Section 10.08 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING WITH RESPECT TO ANY PROCEEDING OR COUNTERCLAIM THAT INVOLVES THE DEBT FINANCING SOURCES. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.08. Section 10.09 Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy. Section 10.10 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed by email), emailed (which email expressly references that such notice, request or other communication is being delivered in accordance with this Section 10.10 and which email is confirmed by reply email by the recipient) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

109 If to Sellers, to: New Fortress Energy Inc. 111 W. 19th Street, 8th Floor New York, New York 10011 Attention: Cameron D. MacDougall Email: cmacdougall@fortress.com with a copy (which shall not constitute notice) to: Akin Gump Strauss Hauer & Feld LLP One Bryant Park New York, NY 10036 Attention: Brittain A. Rogers Email: brogers@akingump.com If to Purchaser, to: c/o Apollo Management Holdings, L.P. 9 West 57th Street 43rd Floor New York, NY 10019 Attention: James Elworth Email: jelworth@apollo.com with copies (which shall not constitute notice) to: Vinson & Elkins LLP 1114 Sixth Avenue 32nd Floor New York, NY 10036 Attention: James Fox; Patrick Whelan Email: jfox@velaw.com; pwhelan@velaw.com or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Section 10.11 Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate to attempt to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

110 Section 10.12 Fees and Expenses. Except as otherwise set forth in this Agreement and subject to Section 5.06 of the Operating Agreement, all fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Transactions shall be paid by the party incurring or required to incur such fees or expenses. Section 10.13 Non-Recourse Against Debt Financing Sources; Waiver of Certain Claims. Sellers, on behalf of itself and its Affiliates, hereby agree that none of the Debt Financing Sources shall have any liability or obligations to Sellers or any of its Affiliates relating to this Agreement or any of the transactions contemplated hereby (including with respect to the Financing). Sellers, on behalf of itself and its Affiliates, hereby waive any and all claims and causes of action (whether at law, in equity, in contract, in tort or otherwise) against the Debt Financing Sources that may be based upon, arise out of or relate to this Agreement, any financing commitment or the transactions contemplated hereby (including the Financing). Section 10.14 Release. (a) Effective as of the Closing, each Seller, on behalf of itself and its current and future Affiliates, and its and their respective officers, directors, employees, agents, representatives, successors and permitted assigns (the “Sellers Releasing Parties”), hereby unconditionally and irrevocably and forever releases and discharges Purchaser, its successors and assigns, the Company Group, the Joint Venture Entities, and any of Purchaser’s Affiliates, and the respective directors, managers, officers, employees, agents, lenders, investors, partners, principals, members, managers, shareholders, holders of Equity Securities, or other representatives of any of the foregoing Persons (each, a “Purchaser Released Party”), of and from, and hereby unconditionally and irrevocably waives (to the fullest extent permitted by applicable Law, including by contractually shortening the applicable statute of limitation), any and all covenants, Liabilities, judgments, accounts, and other Proceedings of any kind or character whatsoever, known or unknown, suspected or unsuspected, in Contract, direct or indirect, at law or in equity that such party ever had, now has or ever may have or claim to have against any Purchaser Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising on or prior to the Closing; provided that nothing contained in this Section 10.14(a) shall operate to release, acquit, remise or discharge any Liabilities for Fraud or arising under this Agreement or any Transaction Document nor will it affect the rights of any Seller or any of the other Sellers Releasing Parties under this Agreement or any Transaction Document. (b) Effective as of the Closing, Purchaser, on behalf of itself and its current and future Affiliates, officers, directors, employees, agents, representatives, successors and permitted assigns (the “Purchaser Releasing Parties”), hereby unconditionally and irrevocably and forever releases Sellers and their respective successors and assigns, any of Sellers’ respective Affiliates, and their respective directors, managers, officers, employees, agents, lenders, investors, partners, principals, members, managers, shareholders, holders of Equity Securities, or other representatives of any of the foregoing Persons (each, a “Sellers Released Party,” and together with the Purchaser Released Parties, the “Released Parties”), of and from, and hereby unconditionally and irrevocably waives (to the fullest extent permitted by applicable Law, including by contractually shortening the applicable statute of limitation), any and all covenants, liabilities, judgments, accounts, and other Proceedings of any kind or character whatsoever, known or unknown, suspected or unsuspected, in Contract, direct or indirect, at law or in equity that such party ever had, now has

111 or ever may have or claim to have against any Sellers Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising on or prior to the Closing; provided that nothing contained in this Section 10.14(b) shall operate to release, acquit, remise or discharge any Liabilities for Fraud or arising under this Agreement or any Transaction Document nor will it affect the rights of Purchaser or any of the other Purchaser Releasing Parties under this Agreement or any Transaction Document. (c) The provisions of this Section 10.14 are intended to be for the benefit of, and shall be enforceable by, each Released Party, each of whom is a third party beneficiary of this Section 10.14 notwithstanding anything to the contrary. Section 10.15 Waiver of Conflicts and Privileged Information. (a) Purchaser agrees that, after the Closing, Purchaser will not have any right to access or control any of the records or communications of Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) relating to or affecting the transactions contemplated by this Agreement (including the negotiation, preparation, execution and delivery of this Agreement and related agreements, and the consummation of the transactions contemplated hereby or thereby), which will be the property of (and be controlled by) Sellers. In addition, Purchaser agrees that it would be impractical to remove all Attorney-Client Communications from the records (including e-mails and other electronic files) of Sellers or any of their Affiliates. Accordingly, Purchaser will not, and will cause each of its Affiliates not to, use any Attorney-Client Communication remaining in the records of Sellers or any of its Affiliates after the Closing in a manner that would reasonably be expected to be adverse to Sellers or any of its Affiliates. (b) Purchaser agrees, on its own behalf and on behalf of its Affiliates, that from and after the Closing (i) the attorney-client privilege, all other evidentiary privileges, and the expectation of client confidence as to all Attorney-Client Communications belong to Sellers (or their respective Affiliates) and will not pass to or be claimed by Purchaser or any of its Affiliates and (ii) Sellers (or their respective Affiliates) will have the exclusive right to control, assert or waive the attorney-client privilege, any other evidentiary privilege, and the expectation of client confidence with respect to such Attorney-Client Communications. Accordingly, Purchaser will not, and will cause each of its Subsidiaries (including, after the Closing, the Company Group) and direct each of its other Affiliates not to, (x) assert any attorney-client privilege, other evidentiary privilege, or expectation of client confidence with respect to any Attorney-Client Communication, except in the event of a post-Closing dispute with a Person that is not Sellers or any of their respective Affiliates; or (y) take any action which could cause any Attorney-Client Communication to cease being a confidential communication or to otherwise lose protection under the attorney-client privilege or any other evidentiary privilege, including waiving such protection in any dispute with a person that is not Sellers or any of their respective Affiliates. Furthermore, Purchaser agrees, on its own behalf and on behalf of each of its Affiliates, that in the event of a dispute between Sellers or any of their respective Affiliates, on the one hand, and Purchaser, on the other hand, arising out of or relating to any matter in which Akin Gump represented both parties, neither the attorney-client privilege, the expectation of client confidence, nor any right to any other evidentiary privilege will protect from disclosure to Sellers or their respective Affiliates any information or documents developed or shared during the course of Akin Gump’s representation of Sellers or any of their respective Affiliates.

112 Section 10.16 Affiliate Liability. All obligations and/or other Liabilities (whether in contract or in tort, in Law or in equity, granted by statute or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, the Transaction Documents, or the negotiation, execution, or performance of this Agreement or the Transaction Documents (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement or any Transaction Document), may be made only against (and are expressly limited to) the entities that are expressly identified as parties in the preamble to this Agreement or expressly identified as parties in any Transaction Document, or any successor or permitted assign of any such Person (“Contracting Parties”), and each such Contracting Party shall only be liable for this Agreement or a particular Transaction Document if such Contracting Party is expressly named as a party to such agreement (and, for the avoidance of doubt, such Contracting Party shall not be liable under any other Transaction Documents or agreements). Notwithstanding anything to the contrary in this Agreement, any Transaction Document or otherwise, no Person who is not a Contracting Party, including any director, officer, employee, incorporator, member, partner, manager, equityholder, Affiliate, agent, attorney, or other Representative of, and any financial advisor or lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, equityholder, Affiliate, agent, attorney, or other Representative of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any Liability (whether in contract or in tort, in law or in equity, or granted by statute or otherwise) for any Losses arising under, out of, in connection with, or related in any manner to this Agreement or any of the Transaction Documents or based on, in respect of, or by reason of this Agreement or any of the Transaction Documents or the negotiation, execution, performance, or breach of this Agreement or any Transaction Document; and, to the maximum extent permitted by Law, each Contracting Party, on behalf of itself and all other Persons, hereby waives and releases all such Losses against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, each Contracting Party, on behalf of itself and all other Persons, hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available (including at law or in equity, or granted by statute or otherwise) to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the corporate or other veil, unfairness, or otherwise. The provisions of this Section 10.16 are intended to be for the benefit of, and shall be enforceable by, each Nonparty Affiliate, each of whom is a third party beneficiary of this Section 10.16 notwithstanding anything to the contrary. Section 10.17 Further Assurances. After the Closing, each party agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the any other party for carrying out the purposes of this Agreement or any Transaction Document. Section 10.18 Default. If any party fails to pay any amounts owed under this Agreement to another party when due, interest shall accrue on such amounts from the date such amounts become owed through the date of payment at the Default Rate; provided, that in no event will Purchaser be required to pay interest under this Section 10.18 and Section 7.03(b) with respect to the same default.

Sections 5.19 and 5.20 /s/ Cameron MacDougall /s/ Christopher Guinta /s/ Cameron MacDougall

AP NEPTUNE HOLDINGS LTD. By: Apollo Hybrid Value Management II, L.P., its director By: Apollo Hybrid Value Management GP II, LLC, its general partner By: /s/ James Elworth Name: James Elworth Title: Vice President And By: Apollo ANRP Management III, LLC, its director By: /s/ James Elworth Name: James Elworth Title: Vice President FLOATING INFRASTRUCTURE HOLDINGS LLC By: /s/ James Elworth Name: James Elworth Title: Vice President and Assistant Secretary solely for purposes of Sections 2.01(b)(iii), 2.01(c)(i), 5.17, 5.19 and 5.20 FLOATING INFRASTRUCTURE INTERMEDIATE LLC By: /s/ James Elworth Name: James Elworth Title: Vice President and Assistant Secretary [Signature Page to Equity Purchase and Contribution Agreement]

[Signature Page to Equity Purchase and Contribution Agreement] FLOATING INFRASTRUCTURE HOLDINGS FINANCE LLC By: /s/ James Elworth Name: James Elworth Title: Vice President and Assistant Secretary